UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class R6	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBBX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	—	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	—	NUICX	NUIRX	—	NUIIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2013

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Portfolio Manager’s Comments

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Global Dividend Growth Fund

Nuveen Santa Barbara International Dividend Growth Fund

The Nuveen Santa Barbara Dividend Growth Fund, the Nuveen Santa Barbara Global Dividend Growth Fund and the Nuveen Santa Barbara International Dividend Growth Fund are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments.

James R. Boothe, CFA, serves as portfolio manager for all three Funds and has managed the Funds since their inception. Here he discusses the economic and market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends over the course of this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

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federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

For the majority of the reporting period, the backdrop of generally improving economic data and diminished systemic risk fears was supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities for most of the reporting period. The tide quickly turned in the final month of the reporting period however, triggered by Fed Chairman comments that the economic outlook had improved enough to warrant a possible “tapering” of the central bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the central bank’s withdrawal of policy stimulus.

With the fairly benign macro environment and ongoing low interest rates, U.S. investors continued to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® gained 25% over the twelve-month time frame. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the United States as well, which drove very strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the United States were very strong, as evidenced by the MSCI EAFE Index’s advance of 23.48% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stock market returns significantly lagged developed markets over the period.

How did the Funds perform during the twelve-month reporting period ended July 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and since inception periods ended July 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at NAV for the Nuveen Santa Barbara Dividend Growth Fund underperformed both its Lipper classification average and the S&P 500® Index for the twelve-month reporting period ended July 31, 2013.

Santa Barbara’s investment philosophy for this Fund is to provide the opportunity for an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® Index, 2) lower volatility than the S&P 500® Index, 3) and a focus on companies with growing dividends.

6	Nuveen Investments

The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.

Underperformance was driven in almost equal parts by stock selection and sector allocation. Selections in the health care sector were particularly detracting, as exemplified by Danish pharmaceutical firm Novo Nordisk A/S, a company not held in the S&P 500® Index. The company experienced stock price headwinds when the FDA demanded further data regarding insulin products Novo Nordisk was planning to bring to market. An underweight to the financials sector was also detrimental, as S&P 500® Index performance was led by strongly performing major banks, including Bank of America Corp. and Citigroup Inc., neither of which were held in the Fund. Utilities selections helped to offset some underperformance, as the Fund’s holdings generated returns greater than those of the S&P 500® Index in the same sector.

Holdings that positively contributed to the Fund’s relative performance compared to the benchmark included consumer electronics and computer firm Apple, Inc. Investor pessimism regarding Apple’s growth led to declines that had a notable effect within the S&P 500® Index, creating a relative benefit for the Fund’s underweighting in the company. Asset management firm BlackRock Inc. also contributed due to investor expectations of increasing equity asset inflows. Equity assets are associated with greater management fees than the fixed income assets that have recently been more prominent at BlackRock.

Holdings that detracted from the Fund’s relative performance included copper producer Southern Copper Corporation, a U.S. based integrated copper producer with mining, smelting and refining assets in Latin America. The company suffered from concerns about Chinese economic growth that weighed on copper demand forecasts. Tobacco company Lorillard Inc. was another top relative detractor. The company was challenged by regulatory concerns during the period. Multinational integrated oil/gas company Royal Dutch Shell PLC, also not held in the S&P 500® Index, detracted from relative performance (see further information below). Beverage giant Coca-Cola Company was also a top detractor, due to slower profit growth.

CVS Caremark Corporation was a new position initiated during the reporting period. The company oversees a retail pharmacy chain throughout the U.S. and also offers pharmacy benefit management (PBM) services to private companies, government agencies and insurance companies. We see value in the integrated PBM/retail pharmacy model and believe that the company will likely gain traction in the marketplace over time.

The Fund also established a new position in home improvement retailer Lowe’s Companies, Inc. Home improvement stocks have long been tied to the housing market, and we were encouraged by economic data that indicated declining levels of housing inventory, strengthening prices and near-record levels of affordability for homes. We chose Lowe’s as a means of participating in the housing market recovery because we believe it is a high quality company, with a 2% yield and double-digit dividend growth.

The Fund exited a position in multinational integrated oil/gas company Royal Dutch Shell PLC during the reporting period due to a concern that the company’s projected $130 billion in capital investment through 2015 may constrain the potential for dividend growth. Further, free cash flow is anticipated to turn negative in 2014, which may prompt leveraging or dilutive asset disposals to grow the dividend. We also believe the recent and unexpected departure of the company’s CEO raises questions about capital spending decisions, since he was the architect of Shell’s new business strategy of making large investments in order to grow future cash flow. Accordingly, we determined that other opportunities may represent better prospects for dividend growth.

Nuveen Investments	7

The Fund also eliminated microelectronics company Microchip Technology Incorporated. This long time holding had generally performed well in the past, but recently has begun to lag. Microchip Technology’s dividend growth has slowed significantly over an extended period, and many of its peers offer a comparable yield with much lower payout ratios and better dividend growth. Despite this dynamic, the company trades at a forward price-to-earnings multiple that is higher than its peers. As a result, we decided to exit our position in Microchip Technology.

Throughout the reporting period, the performance contribution of specific selections within the Fund was fairly uncorrelated with their yield, whether relatively higher or lower. We find this unsurprising, as the Fund focuses on dividend growth and quality rather than simply pursuing yield for its own sake. Nonetheless, the Fund has produced what we believe is a reasonable average yield.

Additionally, the Fund experienced increased inflows, but they did not affect the investment process and had little direct impact on overall performance, as we had investment opportunities available to invest the increased cash deposits on a daily basis. This daily investing frequency causes inflows to be marginal compared to overall cash weightings.

Though U.S. political negotiations have led to greater dividend taxation, we believe the final outcome was notably better than some expectations. Most taxpayers will remain subject to a 15% rate. Generally, only those whose taxable income exceeds $400,000 for single filers, $425,000 for heads of households and $450,000 for joint filers are subject to a higher 20% rate, along with a 3.8% Medicare surtax for incomes over $200,000 for single filers/heads of households and $250,000 for joint filers. We believe the impact of these increased taxes will likely be minimal, especially considering the low yield environment offered by non-equity allocations. Many affected investors took capital gains in 2012 in an effort to limit the impact of these tax changes. We also believe investors are increasingly focused on a dividend growth philosophy rather than looking solely at current yields and that trend may mitigate any reactions generated by tax increases.

Nuveen Santa Barbara Global Dividend Growth Fund

The Fund’s Class A Shares at NAV underperformed the MSCI World Index and its Lipper classification average for the twelve-month reporting period ended July 31, 2013.

The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two-part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends are a sign of capital discipline, financial well being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.

Stock selection detracted from the Fund’s relative performance, particularly in the financials and consumer staples sectors, and among U.S. holdings. Negative allocation effects, especially in the telecommunication services and utilities sectors, were the primary driver of underperformance. Overweighting these historically defensive sectors was a drag on performance as they lagged a rallying market, though the effects were somewhat mitigated by positive stock selection within the utilities sector. The underweight and negative stock selection in the financial sector was similarly detrimental, as MSCI World Index performance was led by strongly performing major banks.

Several holdings positively contributed to the Fund’s relative performance, including Kubota Corporation, a Japanese manufacturer of farm, construction and irrigation equipment. During the reporting period, the company benefited from global trends in agricultural mechanization, food demand and lawn care, as well as significant overall decline in the yen. Also contributing to Fund relative performance compared to the benchmark was consumer electronics and computer firm Apple, Inc. Investor pessimism regarding Apple’s growth led to declines that had a notable effect within the MSCI World Index, creating a relative benefit for the Fund’s underweighting in the company.

8	Nuveen Investments

Holdings that detracted from the Fund’s relative performance included U.S. fixed line telecom/data provider CenturyLink Inc. The company’s stock price suffered following a dividend cut announced in February 2013, a move associated with a new share repurchase program. Additionally, copper producer Southern Copper Corporation was among the top relative detractors. The company suffered from concerns about Chinese economic growth that weighed on copper demand forecasts.

HKT Trust, a Hong Kong telecom company, was a position initiated by the Fund during the reporting period. HKT has exposure to attractive and growing mobile and broadband businesses and maintains better than average defensive qualities. We believe HKT generates steady cash flows and its management has committed to a dividend payout of 100% of annual adjusted funds flow (AAFF).

The Fund also established a new position in Japanese firm Itochu Corporation. Itochu is a major sogo shosha, a general trading company structure unique to Japan. The company has a disciplined approach to shareholder return and we believe in the potential for Itochu’s dividends to grow along with earnings. Though Itochu faces the challenge of declining demand for oil and many other commodities in Japan, the company has been building exposure to China and other emerging markets. We believe these investments could diversify its business and create a foundation for long-term profit growth.

The Fund eliminated its position in major tobacco company Altria Group Incorporated. We believe the U.S. cigarette industry is in long-term decline due to health concerns, severe marketing restrictions and possible increases in federal and state excise taxes. Altria only markets its tobacco products domestically, and is barred by FDA restrictions from freely diversifying its product lines, therefore, the company faces significant headwinds. Considering these factors, along with Altria’s recent strong stock price gains and our desire to lower our overweight position in tobacco, we exited our position in the company.

We also eliminated the Fund’s position in the industrial firm Emerson Electric Co. The company has experienced weakening demand for its products and services, particularly in Europe; it demonstrates poor prospects for attractive dividend growth. We believe the company has reached a reasonable valuation, and decided it best to exit our position in Emerson to pursue other opportunities.

During the reporting period, the performance contribution of specific investment selections within the Fund was fairly uncorrelated with their yield, whether relatively higher or lower. We find this unsurprising, as the Fund focuses on dividend growth and quality rather than simply pursuing yield. Nonetheless, we believe the Fund has produced a reasonable average yield.

Though U.S. political negotiations have led to greater dividend taxation, we believe the final outcome was notably better than some expectations. Most taxpayers will remain subject to a 15% rate. Generally, only those whose taxable income exceeds $400,000 for single filers, $425,000 for heads of households and $450,000 for joint filers are subject to a higher 20% rate, along with a 3.8% Medicare surtax for incomes over $200,000 for single filers/heads of households and $250,000 for joint filers. We believe the impact of these increased taxes will likely be minimal, especially considering the low yield environment offered by non-equity allocations. Many affected investors took capital gains in 2012 in an effort to limit the impact of these tax changes. We also believe investors are increasingly focused on a dividend growth philosophy rather than looking solely at current yields and that trend may mitigate any reactions generated by tax increases.

Nuveen Santa Barbara International Dividend Growth Fund

The Nuveen Santa Barbara International Dividend Growth Fund Class A Shares at NAV outperformed the Lipper classification average, but slightly underperformed the MSCI EAFE Index during the twelve-month reporting period ended July 31, 2013.

Nuveen Investments	9

The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

The Fund invests in global, dividend-paying companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index; seeking lower volatility than the MSCI EAFE Index; and investing in companies with a track record of increasing their dividends.

Stock selection positively contributed to the Fund’s relative performance, particularly in the consumer staples and industrials sectors. Nonetheless, negative allocation effects, especially an underweight in the financials sector, overwhelmed positive stock selections and were the primary driver of underperformance as the MSCI EAFE Index was led by strongly performing major banks. Selections in the financials sector were also a relative headwind for the Fund, as they provided smaller returns than Japanese financial firms in the Index, which currently appear to be positively driven by “Abenomics.”

Several holdings positively contributed to the Fund’s relative performance, including Safran SA, a French aerospace and defense company. During the reporting period, the company experienced an increase in civil aerospace revenues that was well-received by investors. Also contributing was Merck KGaA, a German chemical and pharmaceutical firm. The company benefited from favorable developments in German hospital reimbursements, giving one of the highest returns in the MSCI EAFE health care sector.

Holdings that detracted from the Fund’s relative performance include German dialysis service and supply company Fresenius Medical Care AG & Co. KGaA. The company’s stock price suffered following a report of relatively soft sales. British oil and gas firm BG Group PLC was also among the top relative detractors. The company’s stock price has languished since a disappointing production update in late October 2012.

Safran SA was a position initiated during the reporting period. The company has maintained a first or second market position in most of its businesses, including a 75% market share in the global narrow-body engine business through a joint venture with General Electric Co. (GE). Its impressive installed base provides opportunity for attractive recurring services revenues, which currently account for approximately 40% of the company’s total revenue. We believe Safran’s future operating cash flow may be strong enough to cover both the company’s capital expenditure needs and growing dividends.

The Toronto-Dominion Bank was another position initiated during the reporting period. One of the largest banks in the world, Toronto-Dominion is among the few rated Aaa by Moody’s. We view Toronto-Dominion as a well managed, well capitalized bank with high exposure to attractive Canadian mortgage and consumer loans. We are drawn to the bank’s dividend commitment. Compared to other Canadian banks, Toronto-Dominion has one of the best-in-class efficiency ratios, which we feel is a critical component of earnings success in the current low growth, low interest rate environment.

During the reporting period, we eliminated ASML Holding NV, a manufacturer of photolithography systems for the semiconductor industry, after experiencing large gains in the position. The semiconductor capital equipment industry is highly cyclical, and with lingering macro weakness, we believe that memory spending, one of the key end markets for ASML’s business, may remain under pressure.

Japanese cosmetics firm Shiseido Co. Ltd. experienced weak sales during the reporting period following a marketing push, leading management to shift to a cost reduction approach. We eliminated our position in the company because we thought that this new strategy was ill-defined and overly optimistic.

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During the reporting period, the performance contribution of specific investment selections within the Fund was fairly uncorrelated with their yield, whether relatively higher or lower. We find this unsurprising, as the Fund focuses on dividend growth and quality rather than simply pursuing yield. Nonetheless, we believe the Fund has produced a reasonable average yield.

Though U.S. political negotiations have led to greater dividend taxation, we believe the final outcome was notably better than some expectations. Most taxpayers will remain subject to a 15% rate. Generally, only those whose taxable income exceeds $400,000 for single filers, $425,000 for heads of households and $450,000 for joint filers are subject to a higher 20% rate, along with a 3.8% Medicare surtax for incomes over $200,000 for single filers/heads of households and $250,000 for joint filers. We believe the impact of these increased taxes will likely be minimal, especially considering the low yield environment offered by non-equity allocations. Many affected investors took capital gains in 2012 in an effort to limit the impact of these tax changes. We also believe investors are increasingly focused on a dividend growth philosophy rather than looking solely at current yields and that trend may mitigate any reactions generated by tax increases.

Risk Considerations

Nuveen Santa Barbara Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.

Nuveen Santa Barbara Global Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and equity securities risk. Small- or mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

Nuveen Santa Barbara International Dividend Growth Fund

Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the Fund, are subject to market risk, concentration or sector risk, preferred security risk, and equity securities risk. Small- or mid-cap stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity. These risks are magnified in emerging markets.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

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Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	1-Year	5-Year*	Since Inception*
Class A Shares at NAV	18.41%	8.00%	7.98%
Class A Shares at maximum Offering Price	11.58%	6.73%	7.11%
S&P 500® Index**	25.00%	8.26%	5.91%
Lipper Equity Income Funds Classification Average**	22.43%	7.83%	6.08%

Class B Shares w/o CDSC	17.51%	7.18%	7.17%
Class B Shares w/CDSC	13.51%	7.03%	7.17%
Class C Shares	17.51%	7.19%	7.17%
Class R3 Shares	18.12%	7.74%	20.65%
Class R6 Shares	N/A	N/A	6.01%
Class I Shares	18.69%	8.27%	8.25%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	1-Year	5-Year*	Since Inception*
Class A Shares at NAV	16.54%	7.10%	7.45%
Class A Shares at maximum Offering Price	9.85%	5.84%	6.57%
Class B Shares w/o CDSC	15.68%	6.28%	6.65%
Class B Shares w/CDSC	11.68%	6.13%	6.65%
Class C Shares	15.68%	6.29%	6.64%
Class R3 Shares	16.30%	6.85%	19.93%
Class R6 Shares	N/A	N/A	1.59%
Class I Shares	16.86%	7.37%	7.72%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.04%
Class B Shares	1.79%
Class C Shares	1.79%
Class R3 Shares	1.29%
Class R6 Shares	0.74%
Class I Shares	0.79%

N/A	Not Applicable.

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, B, C and I Share returns are actual. Returns for Class R3 Shares are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees. The returns for Class R6 Shares are cumulative from 3/25/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara Global Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	15.76%	21.10%
Class A Shares at maximum Offering Price	9.11%	14.97%
MSCI World Index**	23.24%	26.30%
Lipper Global Equity Income Funds Classification Average**	17.85%	22.26%

Class C Shares	14.87%	20.18%
Class R3 Shares	15.46%	20.78%
Class I Shares	16.01%	21.38%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	14.06%	17.68%
Class A Shares at maximum Offering Price	7.50%	11.25%
Class C Shares	13.22%	16.80%
Class R3 Shares	13.71%	17.34%
Class I Shares	14.35%	17.97%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	6.34%	1.42%
Class C Shares	7.09%	2.17%
Class R3 Shares	6.59%	1.67%
Class I Shares	6.09%	1.17%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 06/11/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Santa Barbara International Dividend Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	22.20%	25.65%
Class A Shares at maximum Offering Price	15.18%	19.29%
MSCI EAFE Index**	23.48%	27.02%
Lipper International Equity Income Funds Classification Average**	15.99%	20.17%

Class C Shares	21.23%	24.67%
Class R3 Shares	21.84%	25.32%
Class I Shares	22.46%	25.93%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	18.44%	21.85%
Class A Shares at maximum Offering Price	11.63%	15.20%
Class C Shares	17.57%	20.95%
Class R3 Shares	18.20%	21.56%
Class I Shares	18.75%	22.15%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.13%	1.43%
Class C Shares	4.88%	2.18%
Class R3 Shares	4.38%	1.68%
Class I Shares	3.88%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 6/11/12.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Holding Summaries as of July 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Santa Barbara Dividend Growth Fund

Portfolio Allocation[1]
Common Stocks	96.1%
Short-Term Investments	3.9%
Other[2,3]	—%

Portfolio Composition[1]
Pharmaceuticals	7.8%
Oil, Gas & Consumable Fuels	6.7%
IT Services	6.2%
Commercial Banks	5.4%
Tobacco	5.2%
Communications Equipment	4.7%
Electric Utilities	4.6%
Food & Staples Retailing	3.3%
Household Durables	3.2%
Diversified Financial Services	3.2%
Textiles, Apparel & Luxury Goods	3.0%
Media	2.9%
Specialty Retail	2.8%
Beverages	2.8%
Energy Equipment & Services	2.7%
Road & Rail	2.6%
Hotels, Restaurants & Leisure	2.6%
Diversified Telecommunication Services	2.5%
Computers & Peripherals	2.4%
Software	2.4%
Short-Term Investments	3.9%
Other[4]	19.1%

Top Five Common Stock Holdings[1]
CVS Caremark Corporation	3.3%
Wells Fargo & Company	3.2%
JPMorgan Chase & Co.	3.2%
Pfizer Inc.	3.1%
VF Corporation	3.0%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Rounds to less than 0.1%.

4	Includes other assets less liabilities and all industries less than 2.4% of net assets.

20	Nuveen Investments

Nuveen Santa Barbara Global Dividend Growth Fund

Portfolio Allocation[1]
Common Stocks	79.7%
Short-Term Investments	2.5%
Other[2]	17.8%

Country Allocation[1]
United States	34.1%
United Kingdom	14.3%
Australia	7.4%
France	6.8%
Hong Kong	4.6%
Japan	4.4%
Norway	2.9%
Germany	2.4%
Canada	2.2%
Mexico	1.7%
Other[3]	19.2%

Nuveen Santa Barbara International Dividend Growth Fund

Portfolio Allocation[1]
Common Stocks	98.1%
Short-Term Investments	6.6%
Other[2]	(4.7)%

Country Allocation[1]
United Kingdom	22.6%
Switzerland	13.4%
France	12.3%
Germany	11.7%
Japan	8.1%
United States	6.6%
Australia	5.7%
Other[5]	19.6%

Portfolio Composition[1]
Diversified Telecommunication Services	9.1%
Pharmaceuticals	8.5%
Commercial Banks	6.9%
Oil, Gas & Consumable Fuels	6.4%
Thrifts & Mortgage Finance	5.0%
Electric Utilities	3.9%
Aerospace & Defense	3.5%
Tobacco	3.3%
Energy Equipment & Services	2.9%
Machinery	2.8%
Wireless Telecommunication Services	2.5%
Automobiles	2.3%
Containers & Packaging	2.0%
Multi-Utilities	1.9%
Diversified Financial Services	1.9%
Road & Rail	1.8%
Communications Equipment	1.8%
Hotels, Restaurants & Leisure	1.7%
Metals & Mining	1.7%
Trading Companies & Distributors	1.6%
Gas Utilities	1.6%
Professional Services	1.6%
IT Services	1.5%
Household Durables	1.4%
Short-Term Investments	2.5%
Other[4]	19.9%

Portfolio Composition[1]
Commercial Banks	12.0%
Pharmaceuticals	10.4%
Chemicals	7.0%
Energy Equipment & Services	6.2%
Media	6.0%
Oil, Gas & Consumable Fuels	5.7%
Wireless Telecommunication Services	4.7%
Electric Utilities	4.4%
Aerospace & Defense	3.4%
Hotels, Restaurants & Leisure	3.3%
Electrical Equipment	3.2%
Food Products	3.0%
Professional Services	3.0%
Insurance	3.0%
Beverages	3.0%
Short-Term Investments	6.6%
Other[6]	15.1%

Top Five Common Stock Holdings[1]
Seadrill Limited	2.9%
Telstra Corporation Limited	2.8%
Kubota Corporation	2.8%
Westpac Banking Corporation	2.7%
People’s United Financial, Inc.	2.6%

Top Five Common Stock Holdings[1]
Novo Nordisk A/S	4.9%
Syngenta AG, ADR	3.9%
WPP Group PLC	3.5%
Safran SA	3.4%
Westpac Banking Corporation	3.3%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all countries less than 1.7% of net assets.

4	Includes other assets less liabilities and all industries less than 1.4% of net assets.

5	Includes other assets less liabilities and all countries less than 5.7% of net assets.

6	Includes other assets less liabilities and all industries less than 3.0% of net assets.

Nuveen Investments	21

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares of Nuveen Santa Barbara Dividend Growth Fund reflect only the first 129 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Santa Barbara Dividend Growth Fund

							Hypothetical Performance
	Actual Performance						(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,095.10	$1,090.90	$1,090.80	$1,093.50	$1,060.10	$1,096.10	$1,019.69	$1,015.92	$1,015.97	$1,018.40	$1,015.13	$1,020.93
Expenses Incurred During Period	$5.35	$9.28	$9.23	$6.70	$2.62	$4.05	$5.16	$8.95	$8.90	$6.46	$2.56	$3.91

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.03%, 1.79%, 1.78%, 1.29% and ..78% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of 0.72%, multiplied by the average account value over the period, multiplied by 129/365 (to reflect 129 days in the period since class commencement of operations).

Nuveen Santa Barbara Global Dividend Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,068.40	$1,064.50	$1,067.10	$1,069.80	$1,017.75	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$7.28	$11.11	$8.56	$6.00	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Santa Barbara International Dividend Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,056.20	$1,051.60	$1,054.50	$1,057.10	$1,017.75	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$7.24	$11.04	$8.51	$5.97	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund, and Nuveen Santa Barbara International Dividend Growth Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2013

Nuveen Investments	23

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 96.1%

	Aerospace & Defense – 2.1%

546,765	Honeywell International Inc.	$45,370,560
	Beverages – 2.8%

1,524,170	Coca-Cola Company	61,088,734
	Capital Markets – 2.1%

165,776	BlackRock Inc.	46,742,201
	Commercial Banks – 5.4%

681,480	Cullen/Frost Bankers, Inc.	49,093,819

1,618,556	Wells Fargo & Company	70,407,186
	Total Commercial Banks	119,501,005
	Communications Equipment – 4.7%

782,800	Motorola Solutions Inc.	42,920,924

925,529	QUALCOMM, Inc.	59,742,897
	Total Communications Equipment	102,663,821
	Computers & Peripherals – 2.4%

118,534	Apple, Inc.	53,636,635
	Containers & Packaging – 1.1%

437,475	Packaging Corp. of America	23,531,780
	Diversified Financial Services – 3.2%

1,258,205	JPMorgan Chase & Co.	70,119,765
	Diversified Telecommunication Services – 2.5%

1,556,365	AT&T Inc.	54,892,994
	Electric Utilities – 4.6%

408,700	ITC Holdings Corporation	37,506,399

750,545	NextEra Energy Inc.	65,004,702
	Total Electric Utilities	102,511,101
	Electrical Equipment – 2.3%

726,400	Eaton Corporation PLC	50,085,280
	Energy Equipment & Services – 2.7%

1,417,100	Seadrill Limited	60,481,828
	Food & Staples Retailing – 3.3%

1,173,100	CVS Caremark Corporation	72,133,919
	Food Products – 2.3%

698,800	McCormick & Company, Incorporated	50,041,068
	Gas Utilities – 2.1%

895,600	ONEOK, Inc.	47,422,020
	Health Care Equipment & Supplies – 1.9%

695,330	Covidien PLC	42,853,188
	Hotels, Restaurants & Leisure – 2.6%

773,600	YUM! Brands, Inc.	56,410,912
	Household Durables – 3.2%

262,517	Tupperware Corporation	22,124,933

362,636	Whirlpool Corporation	48,571,466
	Total Household Durables	70,696,399
	Insurance – 1.9%

467,400	ACE Limited	42,711,012

24	Nuveen Investments

Shares	Description (1)			Value
	IT Services – 6.2%

612,400	Accenture Limited, Class A Shares			$45,201,244

957,802	Fidelity National Information Services			41,338,734

255,535	International Business Machines Corporation (IBM)			49,839,546
	Total IT Services			136,379,524
	Machinery – 1.5%

396,000	Caterpillar Inc.			32,832,360
	Media – 2.9%

569,800	Time Warner Cable, Class A			64,997,086
	Metals & Mining – 1.8%

1,542,569	Southern Copper Corporation			40,214,774
	Oil, Gas & Consumable Fuels – 6.7%

498,510	Chevron Corporation			62,757,424

1,118,950	Kinder Morgan, Inc.			42,251,552

680,400	Phillips 66			41,844,600
	Total Oil, Gas & Consumable Fuels			146,853,576
	Pharmaceuticals – 7.8%

1,239,832	AbbVie Inc.			56,387,559

269,400	Novo-Nordisk A/S, Sponsored ADR			45,507,048

2,366,800	Pfizer Inc.			69,181,564
	Total Pharmaceuticals			171,076,171
	Road & Rail – 2.6%

358,000	Union Pacific Corporation			56,775,220
	Software – 2.4%

1,669,200	Microsoft Corporation			53,130,636
	Specialty Retail – 2.8%

1,410,200	Lowe’s Companies, Inc.			62,866,716
	Textiles, Apparel & Luxury Goods – 3.0%

333,875	VF Corporation			65,773,375
	Tobacco – 5.2%

1,417,135	Lorillard Inc.			60,270,752

611,275	Philip Morris International			54,513,504
	Total Tobacco			114,784,256
	Total Common Stocks (cost $1,786,439,139)			2,118,577,916

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.9%

$84,877	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $84,877,465, collateralized by $87,565,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $86,579,894	0.010%	8/01/13	$84,877,441
	Total Short-Term Investments (cost $84,877,441)			84,877,441
	Total Investments (cost $1,871,316,580) – 100.0%			2,203,455,357
	Other Assets Less Liabilities – (0.0)%			(755,156)
	Net Assets – 100%			$2,202,700,201

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	25

Portfolio of Investments

Nuveen Santa Barbara Global Dividend Growth Fund

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 79.7%

	Aerospace & Defense – 3.5%

1,066	Honeywell International Inc.	$88,457

1,661	Safran SA	97,537
	Total Aerospace & Defense	185,994
	Automobiles – 2.3%

1,810	DaimlerChrysler AG	125,742
	Commercial Banks – 6.9%

1,861	Bank of Montreal	115,605

34,200	BOC Hong Kong Holdings Limited	107,377

5,192	Westpac Banking Corporation	144,158
	Total Commercial Banks	367,140
	Communications Equipment – 1.8%

1,473	QUALCOMM, Inc.	95,082
	Computers & Peripherals – 1.0%

120	Apple, Inc.	54,300
	Containers & Packaging – 2.0%

11,055	Amcor Limited	105,231
	Diversified Financial Services – 1.9%

1,784	JPMorgan Chase & Co.	99,422
	Diversified Telecommunication Services – 9.1%

3,009	AT&T Inc.	106,127

2,694	CenturyLink Inc.	96,580

139,125	HKT Trust and HKT Limited	136,154

33,128	Telstra Corporation Limited	148,588
	Total Diversified Telecommunication Services	487,449
	Electric Utilities – 3.9%

1,130	NextEra Energy Inc.	97,869

4,530	Scottish and Southern Energy PLC	108,537
	Total Electric Utilities	206,406
	Energy Equipment & Services – 2.9%

3,596	Seadrill Limited	153,478
	Gas Utilities – 1.6%

1,643	ONEOK, Inc.	86,997
	Hotels, Restaurants & Leisure – 1.7%

6,807	Compass Group PLC	92,989
	Household Durables – 1.4%

547	Whirlpool Corporation	73,265
	IT Services – 1.5%

1,119	Accenture Limited, Class A Shares	82,593
	Machinery – 2.8%

10,100	Kubota Corporation	147,513
	Metals & Mining – 1.7%

3,523	Southern Copper Corporation	91,845
	Multi-Utilities – 1.9%

17,512	Centrica PLC	104,163

26	Nuveen Investments

Shares	Description (1)			Value
	Oil, Gas & Consumable Fuels – 6.4%

3,283	Kinder Morgan, Inc.			$123,966

3,237	Royal Dutch Shell PLC, Class B Shares			114,219

1,961	Total SA			104,614
	Total Oil, Gas & Consumable Fuels			342,799
	Personal Products – 1.1%

368	L’Oreal			61,661
	Pharmaceuticals – 8.5%

2,312	AbbVie Inc.			105,150

4,915	GlaxoSmithKline PLC			125,912

4,360	Pfizer Inc.			127,443

930	Sanofi S.A.			99,188
	Total Pharmaceuticals			457,693
	Professional Services – 1.6%

4,526	Experian PLC			84,894
	Road & Rail – 1.8%

607	Union Pacific Corporation			96,264
	Thrifts & Mortgage Finance – 5.0%

8,568	New York Community Bancorp Inc.			129,977

9,176	People’s United Financial, Inc.			137,640
	Total Thrifts & Mortgage Finance			267,617
	Tobacco – 3.3%

2,414	Lorillard Inc.			102,667

811	Philip Morris International			72,325
	Total Tobacco			174,992
	Trading Companies & Distributors – 1.6%

7,425	Itochu Corporation			88,424
	Wireless Telecommunication Services – 2.5%

43,878	Vodafone Group PLC			131,830
	Total Common Stocks (cost $3,926,869)			4,265,783

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.5%

$133	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $132,503, collateralized by $140,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $138,950	0.010%	8/01/13	$132,503
	Total Short-Term Investments (cost $132,503)			132,503
	Total Investments (cost $4,059,372) – 82.2%			4,398,286
	Other Assets Less Liabilities – 17.8%			950,536
	Net Assets – 100%			$5,348,822

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen Investments	27

Portfolio of Investments

Nuveen Santa Barbara International Dividend Growth Fund

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 98.1%

	Aerospace & Defense – 3.4%

891	Safran SA	$52,321
	Automobiles – 2.8%

622	DaimlerChysler AG	43,211
	Beverages – 3.0%

647	Heineken NV	45,447
	Chemicals – 7.0%

244	Linde AG	47,003

152	Syngenta AG, ADR	60,327
	Total Chemicals	107,330
	Commercial Banks – 12.0%

14,500	BOC Hong Kong Holdings Limited	45,525

4,290	HSBC Holdings PLC	48,803

469	Toronto-Dominion Bank	39,525

1,857	Westpac Banking Corporation	51,560
	Total Commercial Banks	185,413
	Electric Utilities – 4.4%

655	Red Electrica Corporacion SA	36,559

1,288	Scottish and Southern Energy PLC	30,860
	Total Electric Utilities	67,419
	Electrical Equipment – 3.2%

2,227	ABB Limited	49,187
	Energy Equipment & Services – 6.2%

1,189	Seadrill Limited	50,746

1,972	Tenaris SA	44,441
	Total Energy Equipment & Services	95,187
	Food Products – 3.0%

594	Groupe Danone	46,940
	Health Care Providers & Services – 1.8%

449	Fresenius Medical Care AG & Co. KGaA, ADR	28,424
	Hotels, Restaurants & Leisure – 3.3%

3,723	Compass Group PLC	50,859
	Industrial Conglomerates – 2.5%

690	Jardine Matheson Holdings Limited	37,764
	Insurance – 3.0%

584	Swiss Re AG	46,508
	Machinery – 2.1%

2,200	Kubota Corporation	32,132
	Media – 6.0%

1,893	Pearson PLC	38,876

2,972	WPP Group PLC	53,530
	Total Media	92,406
	Metals & Mining – 2.3%

1,140	BHP Billiton PLC, ADR	35,495

28	Nuveen Investments

Shares	Description (1)			Value
	Office Electronics – 1.6%

800	Canon Inc.			$24,717
	Oil, Gas & Consumable Fuels – 5.7%

2,185	BG Group PLC			39,438

904	Total SA			48,226
	Total Oil, Gas & Consumable Fuels			87,664
	Personal Products – 2.7%

250	L’Oreal			41,889
	Pharmaceuticals – 10.4%

199	Merck KGaA			32,907

706	Novartis AG, Sponsored ADR			50,807

448	Novo Nordisk A/S			75,782
	Total Pharmaceuticals			159,496
	Professional Services – 3.0%

2,491	Experian PLC			46,724
	Software – 1.8%

380	SAP AG			27,951
	Trading Companies & Distributors – 2.2%

2,900	Itochu Corporation			34,536
	Wireless Telecommunication Services – 4.7%

600	KDDI Corporation			33,153

12,877	Vodafone Group PLC			38,689
	Total Wireless Telecommunication Services			71,842
	Total Common Stocks (cost $1,263,612)			1,510,862

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.6%

$102	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $102,106, collateralized by $105,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $104,213	0.010%	8/01/13	$102,106
	Total Short-Term Investments (cost $102,106)			102,106
	Total Investments (cost $1,365,718) – 104.7%			1,612,968
	Other Assets Less Liabilities – (4.7)%			(72,386)
	Net Assets – 100%			$1,540,582

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Assets and Liabilities

July 31, 2013

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Investments, at value (cost $1,871,316,580, $4,059,372 and $1,365,718, respectively)	$2,203,455,357	$4,398,286	$1,612,968
Cash denominated in foreign currencies (cost $—, $— and $302, respectively)	—	—	303
Receivable for:
Dividends and interest	3,585,035	15,756	2,876
From Adviser	—	34,041	14,001
Reclaims	—	478	1,473
Shares sold	11,699,913	919,716	4,078
Other assets	95,014	23,893	2,938
Total assets	2,218,835,319	5,392,170	1,638,637
Liabilities
Payable for:
Investments purchased	11,252,111	—	45,750
Shares redeemed	2,530,984	—	—
Accrued expenses:
Federal and state registration fees	107,317	3,557	4,581
Management fees	1,174,789	—	—
Professional fees	28,344	15,546	15,535
Trustees fees	73,068	32	11
12b-1 distribution and service fees	400,171	794	102
Other	568,334	23,419	32,076
Total liabilities	16,135,118	43,348	98,055
Net assets	$2,202,700,201	$5,348,822	$1,540,582
Class A Shares
Net assets	$602,575,018	$2,162,965	$123,455
Shares outstanding	19,733,202	89,387	4,825
Net asset value per share	$30.54	$24.20	$25.59
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$32.40	$25.68	$27.15
Class B Shares
Net assets	$1,389,571	N/A	N/A
Shares outstanding	45,578	N/A	N/A
Net asset value and offering price per share	$30.49	N/A	N/A
Class C Shares
Net assets	$331,701,721	$414,274	$63,784
Shares outstanding	10,877,293	17,131	2,500
Net asset value and offering price per share	$30.49	$24.18	$25.51
Class R3 Shares
Net assets	$17,311,797	$60,470	$63,942
Shares outstanding	562,956	2,500	2,500
Net asset value and offering price per share	$30.75	$24.19	$25.58
Class R6 Shares(1)
Net assets	$43,892,978	N/A	N/A
Shares outstanding	1,430,083	N/A	N/A
Net asset value and offering price per share	$30.69	N/A	N/A
Class I Shares
Net assets	$1,205,829,116	$2,711,113	$1,289,401
Shares outstanding	39,468,508	112,029	50,384
Net asset value and offering price per share	$30.55	$24.20	$25.59
Net assets consist of:
Capital paid-in	$1,873,866,119	$4,988,597	$1,251,472
Undistributed (Over-distribution of) net investment income	2,600,685	3,354	2,873
Accumulated net realized gain (loss)	(5,905,380)	18,073	39,036
Net unrealized appreciation (depreciation)	332,138,777	338,798	247,201
Net assets	$2,202,700,201	$5,348,822	$1,540,582
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A	– Fund does not offer share class.
(1)	– Class R6 Shares were established and commenced operations on March 25, 2013.

See accompanying notes to financial statements.

30	Nuveen Investments

Statement of Operations

Year Ended July 31, 2013

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Dividend and Interest Income (net of foreign tax withheld of $396,933, $2,657 and $2,799, respectively)	$52,235,449	$117,119	$38,446
Expenses
Management fees	10,603,562	20,599	10,306
12b-1 service fees – Class A	1,147,018	2,217	165
12b-1 distribution and service fees – Class B	15,976	N/A	N/A
12b-1 distribution and service fees – Class C	2,293,209	2,229	592
12b-1 distribution and service fees – Class R3	41,682	285	297
Shareholder servicing agent fees and expenses	1,484,968	1,975	337
Custodian fees and expenses	246,983	46,752	10,692
Trustees fees and expenses	41,210	247	214
Professional fees	93,802	21,930	18,977
Shareholder reporting expenses	288,364	6,131	47,784
Federal and state registration fees	292,376	3,448	3,917
Other expenses	44,206	3,091	1,967
Total expenses before fee waiver/expense reimbursement	16,593,356	108,904	95,248
Fee waiver/expense reimbursement	—	(74,736)	(79,472)
Net expenses	16,593,356	34,168	15,776
Net investment income (loss)	35,642,093	82,951	22,670
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	27,644,572	16,914	39,696
Change in net unrealized appreciation (depreciation) of investments and foreign currency	226,248,211	266,422	185,401
Net realized and unrealized gain (loss)	253,892,783	283,336	225,097
Net increase (decrease) in net assets from operations	$289,534,876	$366,287	$247,767

N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	31

Statement of Changes in Net Assets

	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth		Santa Barbara International Dividend Growth
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	For the Period 6/11/2012 (Commencement of Operations) through 7/31/12	Year Ended 7/31/13	For the Period 6/11/12 (Commencement of Operations) through 7/31/12
Operations
Net investment income (loss)	$35,642,093	$15,401,777	$82,951	$2,532	$22,670	676
Net realized gain (loss) from investments and foreign currency	27,644,572	(6,839,582)	16,914	(173)	39,696	(503)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	226,248,211	79,999,381	266,422	72,376	185,401	61,800
Net increase (decrease) in net assets from operations	289,534,876	88,561,576	366,287	74,735	247,767	61,973
Distributions to Shareholders
From net investment income:
Class A	(9,221,858)	(4,267,529)	(30,920)	—	(1,081)	—
Class B	(20,595)	(23,903)	N/A	N/A	N/A	N/A
Class C	(2,825,409)	(1,190,315)	(5,211)	—	(428)	—
Class R3	(154,661)	(23,912)	(1,414)	—	(624)	—
Class R6(1)	(201,707)	—	N/A	N/A	N/A	N/A
Class I	(21,714,159)	(9,770,665)	(43,491)	—	(17,701)	—
From accumulated net realized gains:
Class A	—	—	—	—	(53)	—
Class B	—	—	N/A	N/A	N/A	N/A
Class C	—	—	—	—	(53)	—
Class R3	—	—	—	—	(53)	—
Class R6(1)	—	—	N/A	N/A	N/A	N/A
Class I	—	—	—	—	(901)	—
Decrease in net assets from distributions to shareholders	(34,138,389)	(15,276,324)	(81,036)	—	(20,894)	—
Fund Share Transactions
Proceeds from sale of shares	1,204,900,536	959,269,777	4,097,774	1,000,000	357,872	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	19,491,019	8,492,040	47,433	—	2,153	—
	1,224,391,555	967,761,817	4,145,207	1,000,000	360,025	1,000,000
Cost of shares redeemed	(475,269,175)	(166,730,780)	(156,371)	—	(108,289)	—
Net increase (decrease) in net assets from Fund share transactions	749,122,380	801,031,037	3,988,836	1,000,000	251,736	1,000,000
Net increase (decrease) in net assets	1,004,518,867	874,316,289	4,274,087	1,074,735	478,609	1,061,973
Net assets at the beginning of period	1,198,181,334	323,865,045	1,074,735	—	1,061,973	—
Net assets at the end of period	$2,202,700,201	$1,198,181,334	$5,348,822	$1,074,735	$1,540,582	1,061,973
Undistributed (Over-distribution of) net investment income at the end of period	$2,600,685	$858,875	$3,354	$2,485	$2,873	235

N/A	– Fund does not offer share class.
(1)	– Class R6 Shares were established and commenced operations on March 25, 2013.

See accompanying notes to financial statements.

32	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/06)
2013	$26.32	$.59	$4.19	$4.78	$(.56)	$—	$(.56)	$30.54
2012	24.37	.53	1.91	2.44	(.49)	—	(.49)	26.32
2011	20.53	.45	3.79	4.24	(.40)	—	(.40)	24.37
2010	18.92	.38	1.59	1.97	(.36)	—	(.36)	20.53
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
Class B (3/06)
2013	26.28	.41	4.15	4.56	(.35)	—	(.35)	30.49
2012	24.34	.37	1.87	2.24	(.30)	—	(.30)	26.28
2011	20.52	.28	3.76	4.04	(.22)	—	(.22)	24.34
2010	18.90	.23	1.60	1.83	(.21)	—	(.21)	20.52
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
Class C (3/06)
2013	26.29	.37	4.18	4.55	(.35)	—	(.35)	30.49
2012	24.33	.33	1.93	2.26	(.30)	—	(.30)	26.29
2011	20.51	.27	3.77	4.04	(.22)	—	(.22)	24.33
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
Class R3 (3/09)
2013	26.50	.45	4.30	4.75	(.50)	—	(.50)	30.75
2012	24.53	.44	1.96	2.40	(.43)	—	(.43)	26.50
2011	20.67	.45	3.75	4.20	(.34)	—	(.34)	24.53
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
2009(d)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class R6 (3/13)
2013(e)	29.09	.19	1.55	1.74	(.14)	—	(.14)	30.69
Class I (3/06)
2013	26.33	.66	4.19	4.85	(.63)	—	(.63)	30.55
2012	24.38	.57	1.93	2.50	(.55)	—	(.55)	26.33
2011	20.54	.50	3.79	4.29	(.45)	—	(.45)	24.38
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92

34	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

18.41%	$602,575	1.03%		2.09%		1.03%		2.09%		23%
10.16	324,040	1.05		2.11		1.05		2.11		26
20.71	129,211	1.18		1.90		1.18		1.90		15
10.46	47,538	1.53		1.63		1.28		1.87		40
(15.51)	46,250	1.70		1.46		1.29		1.87		165

17.51	1,390	1.78		1.45		1.78		1.45		23
9.31	1,817	1.80		1.53		1.80		1.53		26
19.75	2,291	1.95		1.23		1.95		1.23		15
9.72	3,180	2.26		.93		2.03		1.16		40
(16.20)	4,670	2.37		.56		2.02		.91		165

17.51	331,702	1.78		1.31		1.78		1.31		23
9.35	157,389	1.80		1.32		1.80		1.32		26
19.81	51,167	1.92		1.16		1.92		1.16		15
9.65	24,194	2.29		.86		2.03		1.11		40
(16.16)	21,259	2.39		.51		2.02		.88		165

18.12	17,312	1.29		1.56		1.29		1.56		23
9.92	2,638	1.30		1.72		1.30		1.72		26
20.39	55	1.49		1.94		1.44		1.99		15
10.23	216	1.78		1.36		1.53		1.61		40
32.89	199	2.18	*	1.33	*	1.55	*	1.97	*	165

6.01	43,893	.72	*	1.78	*	.72	*	1.78	*	23

18.69	1,205,829	.78		2.34		.78		2.34		23
10.44	712,297	.80		2.29		.80		2.29		26
20.99	141,142	.91		2.10		.91		2.10		15
10.79	36,519	1.30		1.79		1.03		2.06		40
(15.33)	19,246	1.40		2.21		1.05		2.56		165

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(e)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/12)
2013	$21.49	$.73	$2.61	$3.34	$(.63)	$—	$(.63)	$24.20
2012(d)	20.00	.05	1.44	1.49	—	—	—	21.49
Class C (6/12)
2013	21.47	.52	2.64	3.16	(.45)	—	(.45)	24.18
2012(d)	20.00	.02	1.45	1.47	—	—	—	21.47
Class R3 (6/12)
2013	21.48	.70	2.58	3.28	(.57)	—	(.57)	24.19
2012(d)	20.00	.04	1.44	1.48	—	—	—	21.48
Class I (6/12)
2013	21.50	.82	2.57	3.39	(.69)	—	(.69)	24.20
2012(d)	20.00	.05	1.45	1.50	—	—	—	21.50

36	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

15.76%	$2,163	4.43%		.14%		1.42%		3.15%		25%
7.45	54	22.48	*	(19.47	)*	1.42	*	1.60	*	—

14.87	414	5.07		(.63)		2.17		2.27		25
7.35	54	23.25	*	(20.23	)*	2.17	*	.85	*	—

15.46	60	4.53		.19		1.67		3.05		25
7.40	54	22.75	*	(19.74	)*	1.67	*	1.35	*	—

16.01	2,711	4.12		.61		1.17		3.56		25
7.50	914	22.25	*	(19.24	)*	1.17	*	1.84	*	—
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

SANTA BARBARA INTERNATIONAL DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (6/11)
2013	$21.23	$.39		$4.30	$4.69	$(.31)	$(.02)	$(.33)	$25.59
2012(d)	20.00	.01		1.22	1.23	—	—	—	21.23
Class C (6/11)
2013	21.21	.18		4.31	4.49	(.17)	(.02)	(.19)	25.51
2012(d)	20.00	(.01)		1.22	1.21	—	—	—	21.21
Class R3 (6/11)
2013	21.23	.30		4.32	4.62	(.25)	(.02)	(.27)	25.58
2012(d)	20.00	—	**	1.23	1.23	—	—	—	21.23
Class I (6/11)
2013	21.24	.45		4.29	4.74	(.37)	(.02)	(.39)	25.59
2012(d)	20.00	.02		1.22	1.24	—	—	—	21.24

38	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

22.20%	$123	8.89%		(5.83)%		1.42%		1.64%		23%
6.15	53	22.69	*	(20.97	)*	1.43	*	.29	*	2

21.23	64	8.15		(5.20)		2.17		.78		23
6.05	53	23.44	*	(21.70	)*	2.18	*	(.45	)*	2

21.84	64	7.66		(4.71)		1.67		1.28		23
6.15	53	22.94	*	(21.22	)*	1.68	*	.04	*	2

22.46	1,289	7.44		(4.38)		1.17		1.89		23
6.20	903	22.43	*	(20.70	)*	1.18	*	.55	*	2

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period June 11, 2012 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	39

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios for the Funds.

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying common and preferred stocks. Companies in certain economic sectors of the market have historically provided higher dividend yields than companies in other sectors and industries. As a result, given the Fund’s focus on dividend-paying securities, the Fund may, from time to time, have a greater exposure to these higher dividend-yield sectors and industries than the broad equity market. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Santa Barbara Global Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Santa Barbara International Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, which include preferred securities. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies.

Each Fund’s most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Class R6 Shares

On March 25, 2013, Santa Barbara Dividend Growth began offering Class R6 Shares. In connection with this offering certain limited categories of investors of Class I Shares, as defined in the Fund’s prospectus, were exchanged to Class R6 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

40	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders quarterly. Prior to March 1, 2013, Santa Barbara Global Dividend Growth declared and distributed dividends from net investment income to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Santa Barbara Global Dividend Growth and Santa Barbara International Dividend Growth do not issue Class B Shares. Santa Barbara Dividend Growth will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to

Nuveen Investments	41

Notes to Financial Statements (continued)

be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$2,118,577,916	$—	$—	$2,118,577,916
Short-Term Investments:
Repurchase Agreements	—	84,877,441	—	84,877,441
Total	$2,118,577,916	$84,877,441	$—	$2,203,455,357

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,265,783	$—	$—	$4,265,783
Short-Term Investments:
Repurchase Agreements	—	132,503	—	132,503
Total	$4,265,783	$132,503	$—	$4,398,286

Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,510,862	$—	$—	$1,510,862
Short-Term Investments:
Repurchase Agreements	—	102,106	—	102,106
Total	$1,510,862	$102,106	$—	$1,612,968

*	Refer to the Fund’s portfolio of investments for industry classifications.

42	Nuveen Investments

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	43

Notes to Financial Statements (continued)

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,461,271	$351,594,147	9,426,795	$234,462,216
Class A – automatic conversion of Class B Shares	3,784	105,344	5,268	130,577
Class B – exchanges	6,715	183,290	6,579	170,052
Class C	5,820,270	165,725,198	4,462,988	112,302,733
Class R3	520,444	14,995,362	116,676	2,985,814
Class R6	335,762	10,071,823	N/A	N/A
Class R6 – exchange of Class I Shares	1,140,758	33,184,654	N/A	N/A
Class I	22,265,797	629,040,718	24,546,147	609,218,385
Shares issued to shareholders due to reinvestment of distributions:
Class A	285,799	7,945,930	145,318	3,630,497
Class B	577	15,854	678	16,553
Class C	52,244	1,447,020	25,254	633,617
Class R3	5,135	146,510	872	22,455
Class R6	6,859	201,707	N/A	N/A
Class I	349,121	9,733,998	166,285	4,188,918
	43,254,536	1,224,391,555	38,902,860	967,761,817
Shares redeemed:
Class A	(5,328,345)	(151,260,867)	(2,568,943)	(63,687,254)
Class B	(27,070)	(757,332)	(26,970)	(659,857)
Class B – automatic conversion to Class A Shares	(3,791)	(105,344)	(5,268)	(130,577)
Class C	(982,691)	(27,779,225)	(603,402)	(15,118,411)
Class R3	(62,135)	(1,818,957)	(20,284)	(530,262)
Class R6	(53,296)	(1,576,887)	N/A	N/A
Class I	(9,053,716)	(258,785,909)	(3,453,473)	(86,604,419)
Class I – exchange to Class R6 Shares	(1,140,758)	(33,184,654)	N/A	N/A
	(16,651,802)	(475,269,175)	(6,678,340)	(166,730,780)
Net increase (decrease)	26,602,734	$749,122,380	32,224,520	$801,031,037
N/A	– Class R6 Shares were established and commenced operations on March 25, 2013.

44	Nuveen Investments

	Santa Barbara Global Dividend Growth
	Year Ended 7/31/13		For the Period 6/11/12 (commencement of operations) through 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	86,310	$2,005,231	2,500	$50,000
Class C	16,771	380,528	2,500	50,000
Class R3	—	—	2,500	50,000
Class I	72,567	1,712,015	42,500	850,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,285	29,357	—	—
Class C	161	3,698	—	—
Class R3	—	—	—	—
Class I	631	14,378	—	—
	177,725	4,145,207	50,000	1,000,000
Shares redeemed:
Class A	(708)	(16,039)	—	—
Class C	(2,301)	(52,376)	—	—
Class R3	—	—	—	—
Class I	(3,669)	(87,956)	—	—
	(6,678)	(156,371)	—	—
Net increase (decrease)	171,047	$3,988,836	50,000	$1,000,000

	Santa Barbara International Dividend Growth

	Year Ended 7/31/13		For the period 6/11/12 (commencement of operations) through 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,313	$59,349	2,500	$50,000
Class C	—	—	2,500	50,000
Class R3	—	—	2,500	50,000
Class I	11,986	298,523	42,500	850,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	12	303	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	76	1,850	—	—
	14,387	360,025	50,000	1,000,000
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(4,178)	(108,289)	—	—
	(4,178)	(108,289)	—	—
Net increase (decrease)	10,209	$251,736	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the fiscal year ended July 31, 2013, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$1,098,360,637	$3,521,676	$518,900
Sales	371,019,744	615,819	283,779

Nuveen Investments	45

Notes to Financial Statements (continued)

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Cost of investments	$1,875,550,384	$4,060,272	$1,365,718
Gross unrealized:
Appreciation	$354,512,977	$374,534	$259,054
Depreciation	(26,608,004)	(36,520)	(11,804)
Net unrealized appreciation (depreciation) of investments	$327,904,973	$338,014	$247,250

Permanent differences, primarily due to federal taxes paid, reclassification of litigation proceeds, nondeductible stock issuance costs and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ tax year end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Capital paid-in	$—	$(113)	$(139)
Undistributed (Over-distribution of) net investment income	238,106	(1,046)	(198)
Accumulated net realized gain (loss)	(238,106)	1,159	337

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$2,600,685	$22,327	$41,909
Undistributed net long-term capital gains	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[2]	$34,138,389	$81,036	$20,894
Distributions from net long-term capital gains	—	—	—

2012	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth[3]	Santa Barbara International Dividend Growth[3]
Distributions from net ordinary income[2]	$15,276,324	$—	$—
Distributions from net long-term capital gains	—	—	—
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]	For the period June 11, 2012 (commencement of operations) through July 31, 2012.

46	Nuveen Investments

As of July 31, 2013, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

Santa Barbara Dividend Growth[4]
Expiration:
July 31, 2018	$1,671,573
Not subject to expiration:
Short-term losses	—
Long-term losses	—
Total	$1,671,573
[4]	A portion of Santa Barbara Dividend Growth’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended July 31, 2013, the following Fund utilized capital loss carryforwards as follows:

Santa Barbara Dividend Growth
Utilized capital loss carryforwards	$25,176,553

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Global Dividend Growth Fund-Level Fee Rate	Santa Barbara International Dividend Growth Fund-Level Fee Rate
For the first $125 million	.5000%	.6500%	.6500%
For the next $125 million	.4875	.6375	.6375
For the next $250 million	.4750	.6250	.6250
For the next $500 million	.4625	.6125	.6125
For the next $1 billion	.4500	.6000	.6000
For net assets over $2 billion	.4250	.5750	.5750

Nuveen Investments	47

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.250%
Santa Barbara Global Dividend Growth	1.200%	November 30, 2014	N/A
Santa Barbara International Dividend Growth	1.200	November 30, 2014	N/A
N/A	– Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$2,229,959	$15,945	$941
Paid to financial intermediaries (Unaudited)	1,995,233	13,979	814

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$1,727,963	$2,676	$—

48	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$1,166,318	$—	$—

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2013, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$66,472	$500	$—

As of July 31, 2013, Nuveen owned shares of the following Funds as follows:

	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares	2,500	2,500
Class C Shares	2,500	2,500
Class R3 Shares	2,500	2,500
Class I Shares	42,500	42,500

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	49

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

50	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

Nuveen Investments	51

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

52	Nuveen Investments

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

Nuveen Investments	53

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Santa Barbara Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

54	Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information

Nuveen Investments	55

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

reflecting the first quarter of 2013 (or for such shorter periods available for the Funds which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, the Independent Board Members noted that the Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Dividend Growth Fund”) and the Nuveen Santa Barbara International Dividend Growth Fund (the “International Dividend Growth Fund”) were relatively new with shorter performance histories available, thereby limiting the ability to make a meaningful assessment of performance.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Dividend Growth Fund and the Global Dividend Growth Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages. In addition, the Board recognized that the International Dividend Growth Fund had a net expense ratio that was higher than the peer average, but that its net management fee after fee waivers and expense reimbursements was zero.

56	Nuveen Investments

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

58	Nuveen Investments

Notes

Nuveen Investments	59

Notes

60	Nuveen Investments

Notes

Nuveen Investments	61

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Global Equity Income Funds Classification Average: Represents the average annualized return for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Equity Income Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Assets Value (NAV): The net market value of all securities held in a portfolio.

Net Assets Value (NAV) per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

62	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management, LLC

925 De La Vina Street

2nd Floor

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Santa Barbara Dividend Growth Fund	100%	100%
Nuveen Santa Barbara Global Dividend Growth Fund	45%	86%
Nuveen Santa Barbara International Dividend Growth Fund	0%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	63

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SBGDG-0713P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Tradewinds Emerging Markets Fund	NTEAX	—	NTECX	NTERX	NTEIX
Nuveen Tradewinds Global All-Cap Fund	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
Nuveen Tradewinds International Value Fund	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
Nuveen Tradewinds Japan Fund	NTJAX	—	NTJCX	—	NTJIX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Tradewinds Emerging Markets Fund

Nuveen Tradewinds Global All-Cap Fund

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Japan Fund

All of these Funds feature portfolio management by Tradewinds Global Investors, LLC, (Tradewinds) an affiliate of Nuveen Investments. Emily Alejos, CFA, and Andrew Thelen, CFA, serve as co-chief investment officers for Tradewinds. Emily Alejos, CFA, and Michael Hart, CFA, co-manage the Nuveen Tradewinds Emerging Markets Fund. Emily Alejos, CFA, and Andrew Thelen, CFA, co-manage the Nuveen Tradewinds Global All-Cap Fund. Peter Boardman is the portfolio manager for Nuveen Tradewinds International Value Fund and the Nuveen Tradewinds Japan Fund.

Effective August 1, 2013, Emily Alejos will serve as the sole portfolio manager for the Nuveen Emerging Markets Fund.

Here they discuss the economic and market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends over the course of this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff.” The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

(excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal year 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal year 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities during most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman’s comments that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors reflecting on concerns about the Central Bank’s withdrawal of policy stimulus.

Given the fairly benign macro-economic environment and ongoing low interest rates, investors continued to move further out on the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period, with the S&P 500® Index gaining 25% during the twelve-month reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove very strong equity market advances. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the United States were very strong, as evidenced by the MSCI EAFE Index’s advance of 23.48% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stock market returns significantly lagged developed markets over the period.

Commodity prices were mostly weaker during the period on the back of expectations for lower growth and a more benign global financial market outlook. A dramatic move was seen in precious metals with gold falling from just under $1,600 per ounce at the start of the period to $1,315 at the end of the reporting period. Silver and copper prices were also weak followed by uranium, which was flat.

How did the Funds perform during the twelve-month reporting period ended July 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year, ten-year and since inception periods ended July 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

As disciplined long-term investors, we believe in well-informed investment strategies in a challenging performance environment because carefully built positions based on independent research will generally be rewarded over a full investment cycle. Our company-by-company assessments are built on rigorous, fundamental, grassroots research conducted by our global sector analysts. This work helps us to estimate a company’s intrinsic value, and determine whether we are being offered attractive values as the market provides lower prices. Additionally, our research provides perspective on when to trim positions as companies approach their fair value. This discipline provides us the resolve to maintain our principles during periods of underperformance.

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What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Fund’s Class A Shares at NAV underperformed both the comparative index and the Lipper classification average for the twelve-month period ending July 31, 2013.

The Fund seeks to provide long-term capital appreciation by investing in emerging market companies, using a disciplined, value-oriented process. Under normal market conditions, at least 80% of the Fund’s net assets are invested in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Much of the Fund’s relative underperformance may be attributed to stock selection and overallocation within the materials and utilities sectors. Stock selection and underallocation within the information technology sector also detracted for the reporting period. The Fund’s relative underperformance was moderated by stock selection in the telecommunication services and financials sectors, along with the Fund’s overallocation to health care. Stock selection in South African securities also detracted from performance, led by weakness in the Fund’s South African holdings within the materials sector. In addition, the BRIC countries (Brazil, Russia, India and China) fared worse than other emerging market countries due to drastically slowing economies, a fall in commodity prices, weakening currencies, unwinding of a credit bubble in China and inflation in India and Brazil. Due to the Egyptian political unrest, an overallocation to the country has also negatively impacted performance for the reporting period.

The materials sector holdings detracted most from performance, led by gold miners St. Barbara Ltd., Barrick Gold Corp., AngloGold Ashanti Ltd. and Banro Corporation. Gold mining companies have dramatically underperformed spot gold prices. We believe this reflects investor pessimism about the sustainability of the gold commodity price growth, coupled with concerns about significantly rising development and input costs and lower production. Additionally, Central bank rhetoric and perceived deflationary forces drove a gold commodity price slump. Investors have tended to view attenuating monetary stimulus, and the rising interest rates and dollar strength that accompany such a move, as deconstructive for the price of gold and gold miners. Despite this concern, there are signs of improving capital discipline including changes to senior management across the industry. The companies also continue to cut expenses as they complete new mines and shelve low priority projects. Given extended weakness in gold prices, we intensified our review of the Fund’s holdings. We continue to believe in the long-term potential for gold price appreciation, but the current price weakness affects each gold mining company’s ability to generate value. In our review, we used a range of gold prices and each company’s cost and capital structure to determine the equities that continue to provide an attractive risk/reward profile. As a result of this review, we have reduced our exposure in gold mining companies, such as St. Barbara Ltd. and Barrick Gold Corp.

Turquoise Hill Resources Ltd., with assets in both copper and gold, also underperformed. The company is an international mineral exploration and mining company, 51% owned by Rio Tinto. Oyu Tolgoi project in Mongolia, the company’s primary asset, is the world’s largest undeveloped copper/gold resource. Negotiations with the Mongolian government over royalties and logistics have weighed on the company’s stock price, but we believe the risk/reward profile of Turquoise Hill remains attractive.

The utilities sector experienced significant weakness as well, led by major Brazilian electric utility Centrais Elétricas Brasileiras SA. The Brazilian government, in an attempt to drive down electricity costs, made an unprecedented move early in the last quarter of 2012 by proposing uneconomic concessions for mandated tariffs to major electricity suppliers. Investors appeared to perceive the measure as endangering Eletrobras’ profitability, with the possibility of impairing assets, resulting in a significant sell-off of the stock. The situation remains very fluid and we are monitoring developments.

Nuveen Investments	7

Korean consumer electronics company LG Electronics Inc. was a strong contributor during the reporting period. After years of its preferred stock underperforming relative to the company’s common stock, the last six months saw arbitrageurs finally starting to close this performance gap. We believe this development was driven by analysts attention to the gap. We also believe the company benefited from positive anticipation regarding a soon to be released Smartphone, as well as an uplift in sales of “white goods” such as washing machines and air conditioners.

The financial sector was also a top performer for the reporting period, boosted by Middle Eastern real estate firm Emaar Properties PJSC. The company provides property development, acquisition and management services for both commercial and residential properties throughout the Middle East. The company’s shares benefited from increasing demand for high-end properties in Dubai. We believe the company continues to trade at an attractive valuation relative to its unique assets.

The Fund’s health care holdings outperformed the benchmark’s health care sector returns on a relative basis, led by top performer Egis Pharmaceutical PLC, a Hungarian pharmaceutical company. The company’s earnings growth remains positive and we believe the market has rewarded the stock price accordingly.

While experiencing some inflows, the Fund experienced net negative outflows, some significant, with the majority of the outflows occurring during the first half of the reporting period and moderating toward the end of the reporting period.

Nuveen Tradewinds Global All-Cap Fund

The Fund’s Class A Shares at NAV posted positive returns, but underperformed the Lipper classification average and the MSCI All Country World Index for the twelve-month reporting period ended July 31, 2013.

Over this reporting period, the Fund continued to pursue its investment strategy of seeking long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Much of the Fund’s underperformance relative to the MSCI All Country World Index was due to overexposure and stock selection in the materials and processing, utilities and energy sectors, an underweight in the financials and health care sectors and overweight in the telecommunication services sector. The Fund’s return was aided by underexposure and stock selection in the information technology and consumer staples sectors, as well as stock selection in the consumer discretionary and industrials sectors.

The materials sector holdings detracted most from performance, led by gold miners Barrick Gold Corp. and Banro Corporation. Gold mining companies have dramatically underperformed spot gold prices. We believe this reflects investor pessimism about the sustainability of the gold commodity price growth, coupled with concerns about significantly rising development and input costs and lower production. Additionally, Central bank rhetoric and perceived deflationary forces drove a gold commodity price slump. Investors have tended to view attenuating monetary stimulus, and the rising interest rates and dollar strength that accompany such a move, as deconstructive for the price of gold and gold miners. Despite this concern, there are signs of improving capital discipline including changes to senior management across the industry. The companies also continue to cut expenses as they complete new mines and shelve low priority projects.

8	Nuveen Investments

Given extended weakness in gold prices, we intensified our review of the Fund’s holdings. We continue to believe in the long-term potential for gold price appreciation, but the current price weakness affects each gold mining company’s ability to generate value. In our review, we used a range of gold prices and each company’s cost and capital structure to determine the equities that continue to provide an attractive risk/reward profile. As a result of this review, we have reduced our gold exposure.

The utilities sector also detracted from performance and included Brazilian electric utility Centrais Elétricas Brasileiras SA (Eletrobrás) and Russian hydroelectric company Federal Hydrogenerating Company (RusHydro). The Brazilian government, in an attempt to drive down electricity costs, made an unprecedented move and proposed uneconomic concessions for mandated tariffs to the major electricity suppliers. Investors’ sentiment was that the measure endangered the company’s profitability and could lead to impairment of assets, resulting to a sell-off of the stock. The situation remains very fluid and we are monitoring developments. Additionally, RusHydro’s price declined primarily on investor concerns regarding the possibility of energy company Rosneft gaining control of the company. We view this risk as overly emphasized, especially in light of recent Russian budget decisions that clarify the relationship of the two companies as independent.

Despite the underperformance of the financials and energy sectors, American International Group Inc. (AIG) and ERG S.p.A. were two of the Fund’s best performers. U.S.-based AIG has global life insurance, non-life insurance and aircraft leasing operations. With the AIG Financial Products division closed and its positions were wound down or assumed by the government, AIG is back to its core business with leading positions in the global non-life sector as well as U.S. Life and Aircraft Leasing. The company has a transparent balance sheet with a clear capital structure and share count. Additionally, asset sales at attractive prices have built cash levels which in part, the company has used to buy back shares increasing its book-value-per share. While the market is well aware of the improved capital position of AIG overall, we also believe the market is underestimating the overcapitalization of AIG’s non-life subsidiaries. During the second quarter of 2013, Standard & Poor’s Ratings Services upgraded the long-term counterparty credit and financial strength ratings from “A” to A+” for these subsidiaries. This event prompted AIG to increase premiums. We believe an improved balance sheet may allow AIG to embark on further stock buybacks. We believe the company still has further gains to provide to investors and this position remains among our largest holdings.

ERG S.p.A. an Italian company transitioning from the cyclical refining business into power generation and renewable assets announced in December 2012 the initiation of an 80% stake in a wind energy portfolio owned by a GDF Suez SA subsidiary that included an option for ERG eventually to acquire the remaining 20% of shares. The deal removed the “ambiguity overhang” about what ERG would do with proceeds from the previous sale of a refinery to Lukoil OJSC. Investors reacted well to the news, bidding up ERG’s stock. This positive investor reception also reflects the strategic benefits the transaction provides for the company; its improved wind power presence is viewed favorably in Europe where renewable energy is an increasing concern.

Best Buy Co. Inc. was another top contributor during the reporting period, despite major competitive pressures. The company’s founder and former chairman was pursuing a buy-out option. Online revenues continue to grow, the company has a net cash position and we believe management is making meaningful progress in restructuring. Additionally, many of Best Buy’s store leases are coming up for renewal over the next few years and they are expected to be renegotiated at much lower rates.

The Kroger Company, also contributed to performance. Kroger, the number two grocery retailer, is one of the nation’s largest food retailers operating approximately 2,450 supermarkets and multi-department stores. It is pursuing a strategy of offering low prices as a value leader with an attractive assortment of private label products. This has enabled the company to benefit from consumer down trading, resulting in strong store traffic trends and gains in market share. In addition, Kroger has pursued a vertical integration strategy, manufacturing almost half of its private label products,

Nuveen Investments	9

thereby ensuring quality of products, a quick response time and capturing a greater share of the profits. This strategy has led to an increase in multiple expansions due to higher revenues and profits resulting in its share price appreciation.

Western Digital Corp., one of the largest computer hard disk drive manufacturers in the world, also contributed positively to performance. We believe that the company has been able to build a stable position within the oligopoly of global hard disk companies, allowing for share buy-backs and the initiation of a dividend. In November 2012, the European Commission conditionally approved the company’s acquisition of Hitachi Global Storage Technology. Investors reacted positively to these developments and the stock price rallied during the reporting period.

Southwest Airlines Co., the largest low-cost carrier in the United States also contributed to performance. As the U.S. airline industry continues to consolidate, we believe Southwest’s scale and cost advantages positions it as a key beneficiary of improving industry fundamentals. The company is making gains on increasing passenger revenue and the maturing of unfavorable fuel hedges. Investors also seemed to appreciate the company’s solid execution in integrating the recent purchase of AirTran Airways. We believe the company’s focus on efficiency enhancements and shareholder value will continue to reap rewards.

While experiencing some inflows, the Fund experienced net negative outflows with majority of the outflows occurring in the first half of the reporting period and moderating towards the end of the reporting period.

Nuveen Tradewinds International Value Fund

The Fund’s Class A Shares at NAV posted positive returns, but underperformed the MSCI EAFE Index and the Lipper classification average for the twelve-month reporting period ended July 31, 2013.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Strong stock selection in the consumer staples, financials and industrials sectors aided relative performance, while exposure in the Fund’s materials sector holdings more than offset those gains. Greater exposure to the yen, as a byproduct of the Fund’s greater allocation to Japanese companies was also a headwind for relative results.

Our exposure in the materials sector contributed to our underperformance compared to the benchmark. We still see value in our holdings in this area as these companies are addressing basic needs and have significant assets that we believe are undervalued in today’s market. There has been weakness in many commodity prices given short-term oversupply of materials such as coal, copper and natural gas. In addition, the gold price decline was partially due to gold exchange traded fund liquidations that were driven by a strengthening dollar, increasing interest rates and heightened confidence in the U.S. economy. These beliefs were reinforced by Fed Chairman Bernanke predicting that the Fed may begin tapering QE3 later this year. Our holdings in this area have continued to evolve given the opportunities provided by the market and our analysis of the risk/reward trade-off.

Given extended weakness in gold prices, we intensified our review of these holdings. We remain constructive on the long-term potential for gold price appreciation but the current weakness in the gold price affects each gold company’s ability to generate value. In our review, we used a range of gold prices and each company’s cost structure and capital structure to determine the equities that continue to provide an attractive risk/reward profile. As a result of this review, we sold our position in AngloGold Ashanti Ltd, Gold Fields, Newcrest Mining and Polyus Gold International during the reporting period, preferring to add other gold miners that we believed were more advantageously positioned.

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The financials sector was the leading contributor to portfolio performance on a relative basis, led by strongly performing European financial firms. Japanese firms were not far behind, in terms of contribution to absolute returns, as “Abenomics” resulted in broad gains in asset prices, and this in turn has proven to be very advantageous for companies in the Japanese financial space. MS&AD Insurance Group Holdings was a top individual contributor to the Fund’s absolute performance. Efforts by Japanese officials to weaken the yen have caused the insurance firm’s nominal book value to increase significantly, but we believe MS&AD still trades at a large discount to its true book value. We believe this discount is unjustified for several reasons. The company has been able to cumulatively increase real pricing 4% in the past two years. This is partly due to increased premiums and also partly due to a decrease in claim frequency that has likely been driven by a new stratified pricing system. Additionally, continued cost synergies between several of the company’s subsidiaries that were merged in 2010 could mean expense reductions over 45 – 55 billion yen. Therefore, we view MS&AD as an inexpensively priced insurance company with revenues and expenses both developing positively. The company’s gains led us to trim our position a bit, but we maintain a high level of conviction in MS&AD’s prospects.

UBS AG, a top financial contributor to performance posted solid earnings results during the reporting period, driven by its wealth management services. The stock price moved dramatically higher in October 2012 after UBS announced it would be exiting its fixed income, commodities and currencies businesses to concentrate on investment banking and wealth management. We believe this move may potentially free up capital to return to shareholders, and allow the bank more transparent.

In the consumer staples sector, Carrefour SA, was the top individual contributor to absolute results. Carrefour SA, is an operator of hypermarkets, supermarkets and convenience stores in Europe, the Americas and Asia. The company is currently engaged in right-sizing through the sale of non-core businesses, in an effort to focus on geographies where it enjoys a leading market position.

The Fund’s portfolio is constructed in a bottom-up manner based on fundamental research. This approach has historically led us to find pockets of value around the world where we believe the markets have been mispriced due to risks or changes in expectations. Japan is one region where we have historically found value and we are excited about the changes currently being proposed by the new government. We maintain a meaningful regional overweight position in the country, though during the reporting period we trimmed many of our Japanese holdings on strength. Despite the improved Japanese economy, several risks for the second half of 2013 could affect share prices, which may include the July parliamentary elections, consumption tax hikes and Japan-China political tensions. We continue to evaluate developments in order to manage these risks.

Often crisis can create opportunities and the weak economic environment in Europe is highlighting several new opportunities where we are finding value. We are exploring new opportunities in select areas including European industrials and insurance. These firms have very strong fundamentals and could be additionally aided by economic stability within the Eurozone. We believe the insurance industry, in particular, may be well positioned for cyclical improvement, and those companies provide greater transparency than many companies in the banking sector.

We are constantly monitoring the Fund’s portfolio in order to manage risks and protect on the downside. Despite an uncertain global economic outlook, we believe U.S. markets are assuming that a virtuous economic cycle will persist, helped by an improved job market, lower commodity prices and higher house prices. In our view, this has led to widespread confidence that the Fed will “taper” its stimulus efforts, leading to a stronger dollar and lower bond prices. Recent uncertainty in emerging markets and higher energy prices may slow the economy, delaying tapering and moving markets back into a risk-off mood. We believe markets are not discounting all these risks, but instead are depending on many positive developments. Accordingly, our portfolio is more broadly positioned in different sectors and regions compared with the past. While the current environment may not be one in which it is especially easy to find value, we are confident in the Fund’s positioning for the long-term.

Nuveen Investments	11

While experiencing some inflows, the Fund saw net negative outflows, some significant, with the outflows moderating somewhat toward the end of the reporting period.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at NAV posted positive returns, but underperformed the MSCI Japan Index and Lipper classification average for the twelve-month reporting period ended July 31, 2013.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and thorough research focused on selecting companies that possess opportunities that we believe are misperceived by the market.

Overall, the performance of our holdings in the Japanese market ended the reporting period positively, with short intermittent periods of volatility. Prime minister Shinzō Abe’s fiscal and monetary policy stance, known as “Abenomics,” has been received with positive market sentiment. The MSCI Japan Index has appreciated by over 50% in yen terms for the twelve-month reporting period ended July 31, 2013. Abe’s unwavering rhetoric during his campaign and through this early part of his administration had caused the yen to weaken. We are excited about the economic policy changes currently being proposed and implemented and believe the market is shifting from one that is overly reliant on liquidity and asset driven industries, to a market supported more by fundamentals and earnings growth.

We believe it is important to note that our bottom-up, fundamentals-based approach to finding undervalued equities means that the Fund’s portfolio reflects business opportunities much more than market developments. For instance, even though Japan has experienced clear equity market appreciation, we’ve nonetheless been finding what we regard as a wealth of values in the country. This shift is leading to the aforementioned greater volatility, but we believe it is also creating greater opportunity for finding value in individual businesses. Investor sentiment seems to be quite positive toward many Japanese stocks, but we are closely monitoring developments for the second half of 2013 that could affect share prices. These include higher interest rates, consumption tax increases and a reigniting of Japan-China political tensions.

Absolute portfolio performance was primarily driven by financial firms, the leading Japanese market sector. The Fund’s stock selection within the sector aided overall relative results. Sumitomo Mitsui, the Fund’s largest individual contributor to absolute results, made a decision to buy back the government’s 12.05% stake during the period. This was particularly well received by both ourselves and the market as a good use of capital for what we believe is a particularly undervalued stock. MS&AD Insurance Group Holdings was another top contributor to the Fund’s absolute performance. Efforts by Japanese officials to weaken the yen have caused the insurance firm’s nominal book value to increase significantly, but we believe MS&AD still trades at a large discount to its true book value. We believe this discount is unjustified for several reasons. The company has been able to cumulatively increase real pricing 4% in the past two years. This is partly due to increased premiums, and also partly due to a decrease in claim frequency that has likely been driven by a new stratified pricing system. Additionally, continued cost synergies between several of the company’s subsidiaries that were merged in 2010 could result in expense reductions over 45 – 55 billion yen. Therefore, we view MS&AD as an inexpensively priced insurance company with revenues and expenses both developing positively. The company’s gains led us to trim our position a bit, but we maintain a high level of conviction in MS&AD’s prospects. Securities brokerage Daiwa Securities Group Inc. was the overall portfolio price gains leader for the reporting period.

Stock selection in the consumer discretionary, telecommunication services and industrials sectors were headwinds to the Fund’s relative underperformance. The largest individual detractor to absolute results included electric parts and

12	Nuveen Investments

equipment manufacturer Futaba; the company’s results were flat, but this compared to an average market return of over +45% in yen terms in the sector. The breadth of the reporting period’s positive performance was underscored by the fact that there were only a handful of negative holdings on an absolute basis.

The upcoming earnings results season could give us greater insight into the short term success of “Abenomics” and Japanese companies’ ability to grow earnings in an economy which appears to be on the rise. A slowing Chinese economy and the risks of a stronger yen could negatively affect earnings and bring about higher risks and volatility in the portfolio. We have trimmed many holdings during the reporting period due to price appreciation and we believe we are positioned in a mildly defensive manner. However, we believe we will also be able to participate when the markets are again higher. We continue to find opportunities in our positioning for the long-term.

New positions added to the Fund during the period include Mitsubishi Tanabe, Otsuka Holdings Co. Ltd. and Xebio Co. Ltd. Mitsubishi Tanabe is a pharmaceutical company with strength in cardiovascular, immunological and nervous system drugs. In April 2013, the U.S. FDA approved a new diabetes drug, Invokana, developed by Mitsubishi and marketed by Johnson & Johnson. We believe the drug has significant potential and that the market has not yet begun to realize this potential. Moreover, the company, has a good pipeline which could be a further catalyst for future growth. Otsuka Holdings Co. Ltd., a health care conglomerate, has benefitted from the success of its main schizophrenia drug, Abilify. The company’s stock price has been weak on expected generic competition following a 2015 U.S. patent expiration. We believe the company is effectively using its current free cash flow to invest in future products, organic development, as well as licensing and mergers/acquisitions. Xebio Co. Ltd., one of the largest sports retailers in Japan, should benefit from recovering consumer spending in the Tōhoku region, in our view. We expect the company to be positively impacted by long-term growth in western Japan.

While experiencing some inflows, the Fund experienced net negative outflows, some significant, with the outflows moderating somewhat toward the end of the reporting period.

Risk Considerations

Nuveen Tradewinds Emerging Markets Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Global All-Cap Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds International Value Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, and common stock risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Nuveen Tradewinds Japan Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, concentration risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

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Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Emerging Markets Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-5.42%	8.48%
Class A Shares at maximum Offering Price	-10.85%	7.09%
MSCI Emerging Markets Index**	1.95%	15.05%
Lipper Emerging Markets Funds Classification Average**	5.25%	14.62%

Class C Shares	-6.13%	7.67%
Class R3 Shares	-5.63%	8.21%
Class I Shares	-5.14%	8.75%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	-5.41%	7.93%
Class A Shares at maximum Offering Price	-10.86%	6.52%
Class C Shares	-6.04%	7.14%
Class R3 Shares	-5.58%	7.66%
Class I Shares	-5.16%	8.20%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.81%	1.73%
Class C Shares	2.58%	2.48%
Class R3 Shares	2.11%	1.98%
Class I Shares	1.54%	1.48%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fee and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% (1.85% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global All-Cap Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	11.99%	4.92%	7.08%
Class A Shares at maximum Offering Price	5.53%	3.68%	6.22%
MSCI All Country World Index (ACWI)**	20.50%	3.81%	3.98%
Lipper Global Multi-Cap Value Funds Classification Average**	24.48%	4.86%	3.44%

Class B Shares w/o CDSC	11.15%	4.12%	6.28%
Class B Shares w/CDSC	7.15%	3.95%	6.28%
Class C Shares	11.18%	4.13%	6.30%
Class R3 Shares	11.74%	4.62%	6.80%
Class I Shares	12.22%	5.14%	7.33%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	6.58%	3.49%	6.43%
Class A Shares at maximum Offering Price	0.47%	2.27%	5.57%
Class B Shares w/o CDSC	5.75%	2.71%	5.64%
Class B Shares w/CDSC	1.75%	2.54%	5.64%
Class C Shares	5.79%	2.72%	5.65%
Class R3 Shares	6.33%	3.20%	6.15%
Class I Shares	6.80%	3.72%	6.68%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.28%
Class B Shares	2.04%
Class C Shares	2.05%
Class R3 Shares	1.57%
Class I Shares	1.02%

*	Since inception returns for Class A, B, C and I Shares, and for the comparative index and Lipper category average, are from 3/28/06. The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds International Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual*

	1-Year	5-Year	10-Year
Class A Shares at NAV	16.56%	-0.99%	7.61%
Class A Shares at maximum Offering Price	9.84%	-2.15%	6.98%
MSCI EAFE Index**	23.48%	1.05%	7.97%
Lipper International Multi-Cap Core Funds Classification Average**	23.36%	0.94%	7.71%

Class B Shares w/o CDSC	15.70%	-1.74%	6.95%
Class B Shares w/ CDSC	11.70%	-1.90%	6.95%
Class C Shares	15.75%	-1.74%	6.78%
Class R3 Shares	16.29%	-1.24%	7.31%
Class I Shares	16.89%	-0.74%	7.86%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual*

	1-Year	5-Year	10-Year
Class A Shares at NAV	11.80%	-2.76%	7.50%
Class A Shares at maximum Offering Price	5.36%	-3.90%	6.87%
Class B Shares w/o CDSC	10.99%	-3.48%	6.83%
Class B Shares w/ CDSC	6.99%	-3.64%	6.83%
Class C Shares	10.99%	-3.49%	6.67%
Class R3 Shares	11.52%	-2.99%	7.19%
Class I Shares	12.10%	-2.51%	7.74%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.34%
Class B Shares	2.10%
Class C Shares	2.09%
Class R3 Shares	1.61%
Class I Shares	1.09%

*	The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Japan Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual*

	1-Year	Since Inception
Class A Shares at NAV	17.29%	4.38%
Class A Shares at maximum Offering Price	10.55%	3.04%
MSCI Japan Index**	25.99%	6.46%
Lipper Japanese Funds Classification Average**	26.05%	8.19%

Class C Shares	16.35%	3.59%
Class I Shares	17.56%	4.65%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual*

	1-Year	Since Inception
Class A at NAV	14.64%	4.27%
Class A at maximum Offering Price	8.03%	2.91%
Class C Shares	13.74%	3.48%
Class I Shares	14.91%	4.54%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	2.46%	1.48%
Class C Shares	3.08%	2.23%
Class I Shares	2.12%	1.23%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 12/29/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Holding Summaries as of July 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Emerging Markets Fund

Portfolio Allocation[1]
Common Stocks	90.2%
Common Stock Rights[5]	—%
Corporate Bonds	1.2%
$25 Par (or similar) Retail Structures	1.2%
Warrants[5]	—%
Equity Linked Certificates	0.5%
Short-Term Investments	4.7%
Other[2]	2.2%

Country Allocation[1]
Brazil	14.9%
South Korea	8.7%
Russia	8.5%
Canada	6.7%
South Africa	6.5%
India	6.2%
Taiwan	5.5%
Hong Kong	5.5%
United States	5.4%
Egypt	3.6%
Hungary	3.1%
Argentina	3.0%
Short-Term Investments[4]	4.7%
Other[6]	17.7%

Portfolio Composition[1]
Commercial Banks	14.1%
Wireless Telecommunication Services	10.6%
Oil, Gas & Consumable Fuels	9.1%
Metals & Mining	7.7%
Pharmaceuticals	7.4%
Food Products	6.0%
Electric Utilities	5.5%
Real Estate Management & Development	5.3%
Diversified Telecommunication Services	4.5%
Capital Markets	3.2%
Insurance	2.6%
Short-Term Investments	4.7%
Other[3]	19.3%

Top Five Common Stock Holdings[1]
United Laboratories International Holdings Ltd	3.1%
EGIS Pharmaceuticals PLC	3.1%
KB Financial Group Inc.	3.1%
Petrobras Petroleo Brasileiro S.A., Sponsored ADR	2.8%
RusHydro, GDR	2.8%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.6% of net assets.

4	Denominated in U.S. Dollars.

5	Rounds to less than 0.1%.

6	Includes other assets less liabilities and all countries less than 3.0% of net assets.

24	Nuveen Investments

Holding Summaries as of July 31, 2013 (continued)

Nuveen Tradewinds Global All-Cap Fund

Portfolio Allocation[1]
Common Stocks	98.1%
Short-Term Investments	1.4%
Other[2]	0.5%

Country Allocation[1]
United States	39.6%
Japan	8.7%
Canada	8.6%
France	8.0%
United Kingdom	5.8%
Switzerland	5.1%
Italy	4.4%
Short-Term Investments[4]	1.4%
Other[5]	18.4%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	12.5%
Pharmaceuticals	10.8%
Insurance	8.2%
Metals & Mining	6.6%
Commercial Banks	5.8%
Electric Utilities	5.6%
Capital Markets	4.8%
Food Products	4.5%
Food & Staples Retailing	4.0%
Electronic Equipment & Instruments	3.8%
Specialty Retail	3.6%
Electrical Equipment	3.5%
Diversified Telecommunication Services	3.3%
Wireless Telecommunication Services	2.4%
Short-Term Investments	1.4%
Other[3]	19.2%

Top Five Common Stock Holdings[1]
American International Group	3.5%
Teva Pharmaceutical Industries Limited, Sponsored ADR	3.2%
Apache Corporation	3.1%
Bunge Limited	2.9%
ERG S.P.A.	2.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.4% of net assets.

4	Denominated in U.S. Dollars.

5	Includes other assets less liabilities and all countries less than 4.4% of net assets.

Nuveen Investments	25

Holding Summaries as of July 31, 2013 (continued)

Nuveen Tradewinds International Value Fund

Portfolio Allocation[1]
Common Stocks	98.0%
Short-Term Investments	3.0%
Other[2]	(1.0)%

Nuveen Tradewinds Japan Fund

Portfolio Allocation[1]
Common Stocks	104.1%
Short-Term Investments	3.3%
Other[2]	(7.4)%

Portfolio Composition[1]
Pharmaceuticals	9.3%
Insurance	9.3%
Oil, Gas & Consumable Fuels	8.1%
Diversified Telecommunication Services	7.3%
Food & Staples Retailing	6.4%
Electrical Equipment	4.7%
Commercial Banks	4.6%
Metals & Mining	4.5%
Wireless Telecommunication Services	4.2%
Diversified Financial Services	3.3%
Chemicals	2.7%
Aerospace & Defense	2.7%
Capital Markets	2.6%
Electric Utilities	2.4%
Household Durables	2.4%
Personal Products	2.1%
Industrial Conglomerates	2.1%
Short-Term Investments	3.0%
Other[3]	18.3%

Portfolio Composition[1]
Pharmaceuticals	9.6%
Commercial Services & Supplies	7.2%
Electronic Equipment & Instruments	5.8%
Electrical Equipment	5.8%
Personal Products	5.2%
Insurance	5.2%
Beverages	4.6%
Household Durables	4.5%
Commercial Banks	4.3%
Wireless Telecommunication Services	3.3%
Media	3.2%
Food Products	3.1%
Food & Staples Retailing	3.0%
Chemicals	3.0%
Machinery	2.9%
Diversified Telecommunication Services	2.9%
Trading Companies & Distributors	2.8%
Oil, Gas & Consumable Fuels	2.8%
Short-Term Investments	3.3%
Other[3]	17.5%

Top Five Common Stock Holdings[1]
Carrefour S.A.	3.2%
Teva Pharmaceutical Industries Limited, Sponsored ADR	2.8%
UBS AG	2.7%
Nippon Telegraph and Telephone Corporation, ADR	2.6%
Royal Dutch Shell PLC, Class B, ADR	2.6%

Country Allocation[1]
Japan	26.6%
France	13.9%
Netherlands	11.4%
Canada	8.0%
United Kingdom	6.8%
Germany	4.6%
United States	4.3%
Italy	4.2%
Short-Term Investments[4]	3.0%
Other[5]	17.2%

Top Five Common Stock Holdings[1]
NTT DoCoMo Inc., Sponsored ADR	3.3%
Mabuchi Motor Company Limited	3.3%
Shiseido Company, Limited	3.3%
MS&AD Insurance Group Holdings	3.1%
Sumitomo Mitsui Trust Holdings Inc.	3.1%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.1% of net assets for Nuveen Tradewinds International Value Fund and all industries less than 2.8% of net assets for Nuveen Tradewinds Japan Fund.

4	Denominated in U.S. Dollars.

5	Includes other assets less liabilities and all countries less than 4.2% of net assets.

26	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Emerging Markets Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$845.60	$842.40	$844.80	$847.00	$1,015.77	$1,012.05	$1,014.53	$1,017.01
Expenses Incurred During Period	$8.33	$11.74	$9.47	$7.19	$9.10	$12.82	$10.34	$7.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.82%, 2.57%, 2.07% and 1.57% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Global All-Cap Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,000.00	$996.30	$996.30	$998.80	$1,001.20	$1,018.15	$1,014.43	$1,014.43	$1,016.91	$1,019.39
Expenses Incurred During Period	$6.64	$10.34	$10.34	$7.88	$5.41	$6.71	$10.44	$10.44	$7.95	$5.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 2.09%, 1.59% and 1.09% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen Tradewinds International Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,046.50	$1,042.40	$1,042.40	$1,044.70	$1,048.10	$1,018.35	$1,014.63	$1,014.63	$1,017.01	$1,019.69
Expenses Incurred During Period	$6.60	$10.38	$10.38	$7.96	$5.23	$6.51	$10.24	$10.24	$7.85	$5.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.30%, 2.05%, 2.05%, 1.57% and 1.03% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Japan Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,118.90	$1,114.50	$1,120.50	$1,017.46	$1,013.93	$1,018.79
Expenses Incurred During Period	$7.78	$11.48	$6.36	$7.40	$10.94	$6.06

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48%, 2.19% and 1.21% for Classes A, C, and I, respectively, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

28	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds International Value Fund, and Nuveen Tradewinds Japan Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2013

Nuveen Investments	29

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund

July 31, 2013

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 93.1%

	COMMON STOCKS – 90.2%

	Capital Markets – 3.2%

394,363	EFG – Hermes Holdings SAE, (2)	$492,397

274,997	GP Investments Ltd., BDR, (2)	446,003

7,791	Mirae Asset Securities Company Limited	287,458
	Total Capital Markets	1,225,858
	Chemicals – 2.2%

140,700	Fertilizantes Heringer S.A., (2)	535,947

149,500	United Phosphorus Limited	312,498
	Total Chemicals	848,445
	Commercial Banks – 13.9%

47,370	Arab Bank PLC	454,137

26,465	Banco Marco SA, ADR, (2)	398,298

116,200	Banco Santander S.A.	693,222

57,900	Bangkok Bank PCL	379,217

56,432	Bank of Baroda	522,556

1,267,000	Chinatrust Financial Holding Company Limited	836,596

36,930	KB Financial Group Inc.	1,170,268

25,750	Sberbank of Russia, PFD, (3)	298,443

46,598	Sberbank of Russia, GDR	537,275
	Total Commercial Banks	5,290,012
	Construction & Engineering – 0.9%

135,499	Murray & Roberts Holdings Limited, (2)	326,610
	Construction Materials – 2.4%

593,000	Asia Cement China Holdings Corporation	258,438

235,500	India Cements Limited, 144A, GDR, Reg S	201,588

355,164	India Cements Limited	303,734

578,000	Luks Group (Vietnam Holdings) Company Limited	128,186
	Total Construction Materials	891,946
	Diversified Telecommunication Services – 4.5%

34,123	KT Corporation, Sponsored ADR	546,650

303,100	Telecom Egypt SAE	580,228

287,834	Telkom SA Ltd, (2)	565,427
	Total Diversified Telecommunication Services	1,692,305
	Electric Utilities – 5.5%

232,900	Centrais Eletricas Brasileiras SA, Eletrobras, PFD B	849,378

59,169,983	Federal Grid Company Unified Energy System JSC, (2), (3)	199,817

620,973	RusHydro, GDR, (2)	1,052,549
	Total Electric Utilities	2,101,744
	Food & Staples Retailing – 0.7%

16,934	X5 Retail Group NV, GDR, (3)	281,274
	Food Products – 6.0%

159,700	Adecoagro SA, (2)	1,046,035

55,900	BrasilAgro, (2)	252,871

7,149	Industrias Bachoco S.A.B. de C.V., Sponsored ADR	287,175

31,295	Kernal Holding SA, (2)	490,741

24,300	SLC Agricola SA	202,913
	Total Food Products	2,279,735

30	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 1.5%

112,000	Diagnosticos da America SA	$586,670
	Hotels, Restaurants & Leisure – 0.5%

17,744	Orascom Development Holding AG, (2)	168,726
	Household Durables – 0.5%

125,300	Gafisa S.A, (2)	151,589

6,994	Oriental Weavers Company	19,823
	Total Household Durables	171,412
	Independent Power Producers & Energy Traders – 0.5%

88,300	NTPC Limited	188,784
	Industrial Conglomerates – 1.4%

378,517	Turk Sise ve Cam Fabrikalari SA	543,546
	Insurance – 2.6%

685,994	Cathay Financial Holding Company Limited	997,427
	Metals & Mining – 6.7%

28,868	AngloGold Ashanti Limited, Sponsored ADR	380,192

157,537	Banro Corporation, (2)	146,509

69,737	Banro Corporation, (2)	61,786

85,500	Banro Corporation, 144A, (3)	75,752

2,464,516	Eastern Platinum Limited, (2)	191,959

19,698	Impala Platinum Holdings Limited	193,676

38,523	Silver Standard Resources, Inc., (2)	295,471

112,433	Turquoise Hill Resources Limited, (2)	453,105

27,100	Vale S.A., PFD	334,392

40,328	Yamana Gold Inc.	423,444
	Total Metals & Mining	2,556,286
	Oil, Gas & Consumable Fuels – 9.1%

336,948	Bankers Petroleum Limited, (2)	977,612

112,016	Gazprom OAO, Sponsored GDR	868,124

127,443	Petrobras Argentina S.A., ADR	530,163

74,601	Petrobras Petroleo Brasileiro S.A., Sponsored ADR	1,069,778
	Total Oil, Gas & Consumable Fuels	3,445,677
	Pharmaceuticals – 7.4%

12,738	EGIS Pharmaceuticals PLC	1,183,194

6,067	Krka	435,847

3,098,500	United Laboratories International Holdings Ltd, (2)	1,194,558
	Total Pharmaceuticals	2,813,599
	Real Estate Management & Development – 5.3%

67,150	Cresud S.A., Sponsored ADR	499,596

496,000	Emaar Properties PJSC	806,186

28,874	IRSA Inversiones y Representaciones S.A., Sponsored ADR	224,640

42,585	Solidere, GDR, 144A, (3)	484,617
	Total Real Estate Management & Development	2,015,039
	Semiconductors & Equipment – 2.2%

746	Samsung Electronics Company Limited	849,972

Nuveen Investments	31

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund (continued)

July 31, 2013

Shares	Description (1)				Value

	Specialty Retail – 2.3%

56,694	Cashbuild Limited				$727,129

84,066	Future LifeStyle Fashions, (2), (4)				155,180
	Total Specialty Retail				882,309
	Textiles, Apparel & Luxury Goods – 0.1%

8,439,000	China Hongxing Sports Limited, (2), (4)				23,839
	Tobacco – 0.7%

19,800	Eastern Tobacco Co.				271,801
	Wireless Telecommunication Services – 10.1%

85,435	Bharti AirTel Limited				485,029

72,500	China Mobile Limited				770,282

1,140	Millicom International Cellular S.A.				91,034

5,677	Millicom International Cellular S.A.				453,990

14,734	MTN Group Limited				276,669

138,350	NII Holdings Inc., (2)				993,353

21,826	TIM Participacoes S.A., ADR				409,674

25,239	Turkcell Iletisim Hizmetleri A.S., ADR, (2)				368,236
	Total Wireless Telecommunication Services				3,848,267
	Total Common Stocks (cost $41,922,052)				34,301,283

Shares	Description (1)				Value
	COMMON STOCK RIGHTS – 0.0%

18,163	Cathay Financial Holding Company Limited, (4)				$4,485
	Total Common Stock Rights (cost $—)				4,485

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 1.2%

	Commercial Banks – 0.2%

$100	Ukraine Export-Import Bank Loan Participation with Credit Suisse International	5.793%	2/09/16	Caa1	$86,500
	Metals & Mining – 1.0%

561	Banro Corporation, 144A	10.000%	3/01/17	N/R	364,650
$661	Total Corporate Bonds (cost $643,922)				451,150

Shares	Description (1)	Coupon		Ratings (5)	Value
	$25 PAR (OR SIMILAR) RETAIL STRUCTURES – 1.2%

	Household Durables – 1.2%

19,040	LG Electronics Inc., PFD	0.000%		N/R	$465,227
	Total $25 Par (or similar) Retail Structures (cost $310,290)				465,227

Shares	Description (1)				Value
	WARRANTS – 0.0%

	Metals & Mining – 0.0%

26,928	Banro Corporation, 144A				$1,346
	Total Warrants (cost $—)				1,346

32	Nuveen Investments

Shares	Description (1)			Value

	EQUITY LINKED CERTIFICATES – 0.5% (6)

	Wireless Telecommunication Services – 0.5%

93,562	CLSA Asian Securities Program, Equity Linked Note, NTPC Limited, 144A			$201,130
	Total Equity Linked Certificates (cost $369,365)			201,130
	Total Long-Term Investments ($43,245,629)			35,424,621

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.7%

$1,763	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $1,763,451, collateralized by $1,800,000 U.S. Treasury Notes, 0.250%, due 10/31/13, value $1,801,969	0.010%	8/01/13	$1,763,450
	Total Short-Term Investments (cost $1,763,450)			1,763,450
	Total Investments (cost $45,009,079) – 97.8%			37,188,071
	Other Assets Less Liabilities – 2.2%			851,737
	Net Assets – 100%			$38,039,808

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(6)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to an ADR, except that a third party (not the equity issuer) is responsible for paying stock returns under the note.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
BDR	Brazilian Depositary Receipt.
GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	33

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund

July 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 98.1%

	Air Freight & Logistics – 1.1%

391,082	TNT Express NV	$3,074,310
	Airlines – 1.6%

320,000	Southwest Airlines Co.	4,425,600
	Automobiles – 1.6%

126,164	General Motors Company, (2)	4,525,503
	Capital Markets – 4.8%

95,364	Credit Suisse Group, Sponsored ADR	2,792,258

364,088	UBS AG	7,161,611

766,000	Uranium Participation Corporation, (2)	3,706,572
	Total Capital Markets	13,660,441
	Chemicals – 1.6%

29,000	Agrium Inc.	2,465,000

53,033	Mosaic Company	2,179,126
	Total Chemicals	4,644,126
	Commercial Banks – 5.8%

711,124	Banco Santander Brasil S.A., ADR	4,280,966

206,300	KB Financial Group Inc., ADR	6,523,206

1,196,300	Sumitomo Mitsui Trust Holdings Inc.	5,522,700
	Total Commercial Banks	16,326,872
	Commercial Services & Supplies – 1.6%

431,526	Cape PLC	1,667,406

1,964,500	Rentokil Initial PLC	2,928,726
	Total Commercial Services & Supplies	4,596,132
	Communications Equipment – 1.1%

119,500	Cisco Systems, Inc.	3,053,225
	Computers & Peripherals – 1.7%

76,043	Western Digital Corporation	4,895,648
	Diversified Financial Services – 1.2%

344,120	ING Groep N.V, ADR, (2)	3,499,700
	Diversified Telecommunication Services – 3.3%

49,100	Nippon Telegraph and Telephone Corporation	2,474,809

917,304	Telecom Egypt SAE	1,756,007

9,681,948	Telecom Italia S.p.A.	5,076,157
	Total Diversified Telecommunication Services	9,306,973
	Electric Utilities – 5.6%

787,148	Centrais Eletricas Brasileiras S.A., PFD B, ADR	2,967,548

110,500	Electricite de France S.A.	3,242,166

182,500	Exelon Corporation	5,582,675

2,426,900	RusHydro, GDR, (2)	4,113,596
	Total Electric Utilities	15,905,985
	Electrical Equipment – 3.5%

208,000	Alstom S.A.	7,034,038

165,056	Areva S.A., (2)	2,776,617
	Total Electrical Equipment	9,810,655

34	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 3.8%

180,500	Corning Incorporated	$2,741,795

208,838	Ingram Micro, Inc., Class A, (2)	4,767,772

61,750	Tech Data Corporation, (2)	3,170,245
	Total Electronic Equipment & Instruments	10,679,812
	Food & Staples Retailing – 4.0%

110,000	Carrefour S.A.	3,376,029

124,616	Kroger Co.	4,893,670

557,028	Tesco PLC	3,112,423
	Total Food & Staples Retailing	11,382,122
	Food Products – 4.5%

719,800	Adecoagro SA, (2)	4,714,690

106,500	Bunge Limited	8,095,065
	Total Food Products	12,809,755
	Health Care Technology – 1.0%

183,212	Allscripts Healthcare Solutions Inc., (2)	2,896,582
	Insurance – 8.2%

703,000	Aegon N.V.	5,419,692

218,981	American International Group, (2)	9,965,827

55,600	Axis Capital Holdings Limited	2,421,936

209,900	MS&AD Insurance Group Holdings	5,449,554
	Total Insurance	23,257,009
	IT Services – 1.0%

186,500	SAIC, Inc.	2,851,585
	Marine – 1.2%

149,000	Stolt-Nielsen Ltd.	3,476,700
	Metals & Mining – 6.6%

756,000	Banro Corporation, (2)	703,080

1,180,000	Banro Corporation, (3)	1,045,468

335,200	Barrick Gold Corporation	5,688,344

10,348,000	Eastern Platinum Limited, (2)	805,997

89,500	Freeport-McMoRan Copper & Gold, Inc.	2,531,060

650,522	Kinross Gold Corporation	3,402,230

205,000	Newcrest Mining Limited	2,253,551

568,600	Turquoise Hill Resources Limited, (2)	2,291,458
	Total Metals & Mining	18,721,188
	Oil, Gas & Consumable Fuels – 12.5%

110,100	Apache Corporation	8,835,525

1,398,465	Bankers Petroleum Limited, (2)	4,057,468

127,400	Cameco Corporation	2,588,768

762,047	ERG S.P.A.	7,400,660

208,000	Peabody Energy Corporation	3,444,480

80,575	Royal Dutch Shell PLC, Class B Shares	2,843,121

115,800	Total SA	6,177,586
	Total Oil, Gas & Consumable Fuels	35,347,608

Nuveen Investments	35

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund (continued)

July 31, 2013

Shares	Description (1)			Value
	Pharmaceuticals – 10.8%

30,400	EGIS Pharmaceuticals PLC			$2,823,763

63,669	Ipsen S.A.			2,558,002

133,500	Merck & Company Inc.			6,430,695

60,700	Novartis AG			4,368,275

406,200	Mitsubishi Tanabe Pharma Corporation			5,480,443

225,017	Teva Pharmaceutical Industries Limited, ADR			8,933,175
	Total Pharmaceuticals			30,594,353
	Software – 2.0%

173,000	Oracle Corporation			5,596,550
	Specialty Retail – 3.6%

58,270	Advance Auto Parts, Inc.			4,806,692

180,500	Best Buy Co., Inc.			5,431,245
	Total Specialty Retail			10,237,937
	Textiles, Apparel & Luxury Goods – 0.0%

31,950,000	China Hongxing Sports Limited, (2), (4)			90,255
	Trading Companies & Distributors – 1.2%

255,700	Mitsui & Company Limited			3,434,230
	Transportation Infrastructure – 0.8%

263,000	Kamigumi Company Limited			2,183,832
	Wireless Telecommunication Services – 2.4%

35,000	Millicom International Cellular SA			2,794,888

547,176	NII Holdings Inc., (2)			3,928,724
	Total Wireless Telecommunication Services			6,723,612
	Total Common Stocks (cost $287,933,139)			278,008,300

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.4%

$3,932	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $3,932,419, collateralized by $4,045,000 U.S. Treasury Notes, 2.000%, due 7/31/20, value $4,014,663	0.010%	8/01/13	$3,932,418
	Total Short-Term Investments (cost $3,932,418)			3,932,418
	Total Investments (cost $291,865,557) – 99.5%			281,940,718
	Other Assets Less Liabilities – 0.5%			1,311,617
	Net Assets – 100%			$283,252,335

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

36	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds International Value Fund

July 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 98.0%

	Aerospace & Defense – 2.7%

830,326	Finmeccanica SPA, (2)	$4,338,963

111,491	Thales S.A.	5,747,479
	Total Aerospace & Defense	10,086,442
	Air Freight & Logistics – 1.6%

776,422	TNT Express NV	6,103,482
	Automobiles – 1.4%

44,456	Toyota Motor Corporation, Sponsored ADR	5,419,186
	Capital Markets – 2.6%

506,450	UBS AG	9,961,872
	Chemicals – 2.7%

64,556	Agrium Inc.	5,487,260

68,001	Koninklijke DSM NV	4,776,558
	Total Chemicals	10,263,818
	Commercial Banks – 4.6%

675,626	Banco Santander Brasil S.A., ADR	4,067,269

151,063	KB Financial Group Inc., ADR	4,776,612

1,838,000	Sumitomo Mitsui Trust Holdings Inc.	8,485,099
	Total Commercial Banks	17,328,980
	Commercial Services & Supplies – 1.7%

729,000	Dai Nippon Printing Co., Ltd.	6,507,466
	Communications Equipment – 1.8%

575,367	Telefonaktiebolaget LM Ericsson, Sponsored ADR	6,749,055
	Diversified Financial Services – 3.3%

48,272	Groupe Bruxelles Lambert SA	3,928,255

816,111	ING Groep N.V., (2)	8,338,277
	Total Diversified Financial Services	12,266,532
	Diversified Telecommunication Services – 7.3%

235,874	Belgacom S.A.	5,781,672

391,363	Nippon Telegraph and Telephone Corporation, ADR	9,854,520

15,138,452	Telecom Italia S.p.A.	7,936,952

188,922	Vivendi Universal S.A.	4,036,397
	Total Diversified Telecommunication Services	27,609,541
	Electric Utilities – 2.4%

111,652	Centrais Eletricas Brasileiras S.A., Eletrobras, PFD B, ADR	420,928

1,089,665	Centrais Eletricas Brasileiras S.A., Eletrobras	2,187,593

222,402	Electricite de France S.A.	6,525,467
	Total Electric Utilities	9,133,988
	Electrical Equipment – 4.7%

186,616	Alstom S.A.	6,310,885

223,379	Areva S.A., (2)	3,757,743

145,300	Mabuchi Motor Company Limited	7,553,641
	Total Electrical Equipment	17,622,269
	Electronic Equipment & Instruments – 1.5%

249,400	FUJIFILM Holdings Corp.	5,484,202

Nuveen Investments	37

Portfolio of Investments

Nuveen Tradewinds International Value Fund (continued)

July 31, 2013

Shares	Description (1)	Value

	Energy Equipment & Services – 1.2%

336,978	Weatherford International Ltd, (2)	$4,704,213
	Food & Staples Retailing – 6.4%

391,271	Carrefour S.A.	12,008,562

157,100	Seven & I Holdings Co. Ltd.	5,936,779

1,060,363	Tesco PLC	5,924,834
	Total Food & Staples Retailing	23,870,175
	Household Durables – 2.4%

458,000	Panasonic Corporation	3,980,778

397,000	Sekisui House, Ltd.	5,137,361
	Total Household Durables	9,118,139
	Industrial Conglomerates – 2.1%

70,988	Siemens AG	7,773,264
	Insurance – 9.3%

917,623	Aegon N.V.	7,074,302

152,491	Ageas	6,105,263

36,470	Allianz SE	5,686,293

164,052	Axis Capital Holdings Limited	7,146,105

340,500	MS&AD Insurance Group Holdings	8,840,272
	Total Insurance	34,852,235
	Internet & Catalog Retail – 1.0%

1,707,542	Home Retail Group	3,906,789
	Machinery – 1.7%

105,646	Vallourec S.A.	6,236,032
	Media – 1.8%

277,603	Wolters Kluwer NV	6,701,114
	Metals & Mining – 4.5%

416,784	Barrick Gold Corporation	7,072,824

1,131,480	Kinross Gold Corporation	5,917,640

175,052	ThyssenKrupp AG, (2)	3,798,279
	Total Metals & Mining	16,788,743
	Oil, Gas & Consumable Fuels – 8.1%

259,824	Cameco Corporation	5,279,624

376,295	ERG S.P.A.	3,654,409

704,799	Gazprom OAO, Sponsored GDR	5,462,192

138,087	Royal Dutch Shell PLC, Class B, ADR	9,786,226

568,493	Talisman Energy Inc.	6,429,656
	Total Oil, Gas & Consumable Fuels	30,612,107
	Personal Products – 2.1%

505,500	Shiseido Company, Limited	7,780,497
	Pharmaceuticals – 9.3%

236,600	Daiichi Sankyo Company Limited	3,859,158

311,294	GlaxoSmithKline PLC	7,974,685

71,172	Sanofi S.A.	7,590,789

354,500	Mitsubishi Tanabe Pharma Corporation	4,782,908

268,515	Teva Pharmaceutical Industries Limited, Sponsored ADR	10,660,046
	Total Pharmaceuticals	34,867,586

38	Nuveen Investments

Shares	Description (1)			Value

	Professional Services – 1.2%

65,873	Manpower Inc.			$4,404,928
	Semiconductors & Equipment – 1.7%

161,900	Rohm Company Limited			6,266,990
	Software – 1.2%

34,700	Nintendo Co., Ltd.			4,401,736
	Textiles, Apparel & Luxury Goods – 1.5%

570,000	Wacoal Holdings Corporation			5,786,743
	Wireless Telecommunication Services – 4.2%

365,509	SK Telecom Company Limited, ADR			7,891,339

2,577,161	Vodafone Group PLC			7,743,001
	Total Wireless Telecommunication Services			15,634,340
	Total Common Stocks (cost $335,161,452)			368,242,464

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.0%

$11,152	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/13, repurchase price $11,151,766, collateralized by $11,505,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $11,375,569	0.010%	8/01/13	$11,151,763
	Total Short-Term Investments (cost $11,151,763)			11,151,763
	Total Investments (cost $346,313,215) – 101.0%			379,394,227
	Other Assets Less Liabilities – (1.0)%			(3,636,144)
	Net Assets – 100%			$375,758,083

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments

Nuveen Tradewinds Japan Fund

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 104.1%

	Automobiles – 1.5%

533	Toyota Motor Corporation, Sponsored ADR	$64,973
	Beverages – 4.6%

5,000	Coca Cola West Holdings Company Ltd.	97,232

7,000	Kirin Holdings Co Ltd.	103,738
	Total Beverages	200,970
	Building Products – 1.7%

3,100	LIXIL Group Corp.	72,885
	Capital Markets – 0.8%

4,000	Daiwa Securities Group Inc.	34,154
	Chemicals – 3.0%

25,000	Chugoku Marine Paints Limited	130,222
	Commercial Banks – 4.3%

11,000	77 Bank Limited	53,253

29,000	Sumitomo Mitsui Trust Holdings Inc.	133,878
	Total Commercial Banks	187,131
	Commercial Services & Supplies – 7.2%

7,000	Dai Nippon Printing Co., Ltd.	62,486

5,200	Duskin Company Limited	96,979

1,600	Secom Company	88,244

10,000	Toppan Printing Company Limited	68,022
	Total Commercial Services & Supplies	315,731
	Construction & Engineering – 2.1%

17,000	Obayashi Corporation	90,982
	Containers & Packaging – 1.9%

5,000	Toyo Seikan Group Holdings	82,882
	Diversified Telecommunication Services – 2.9%

5,097	Nippon Telegraph and Telephone Corporation, ADR	128,342
	Electrical Equipment – 5.8%

9,100	Futaba Corporation	106,884

2,800	Mabuchi Motor Company Limited	145,562
	Total Electrical Equipment	252,446
	Electronic Equipment & Instruments – 5.8%

3,940	FUJIFILM Holdings Corp., ADR, (3)	86,247

700	Kyocera Corporation	71,137

16,200	Sanshin Electronics Company Limited	99,109
	Total Electronic Equipment & Instruments	256,493
	Food & Staples Retailing – 3.0%

3,500	Seven & I Holdings Co. Ltd.	132,264
	Food Products – 3.1%

5,000	Nippon Meat Packers Inc.	77,112

1,500	Nissin Foods Holdings Company Limited	59,672
	Total Food Products	136,784
	Household Durables – 4.5%

11,664	Panasonic Corporation, Sponsored ADR, (3)	105,093

40	Nuveen Investments

Shares	Description (1)	Value
	Household Durables (continued)

7,000	Sekisui House, Ltd.	$90,583
	Total Household Durables	195,676
	Insurance – 5.2%

5,300	MS&AD Insurance Group Holdings	137,602

3,600	NKSJ Holdings Inc.	90,561
	Total Insurance	228,163
	IT Services – 0.9%

2,400	TKC Corporation	40,813
	Leisure Equipment & Products – 1.4%

1,400	Sankyo Company Ltd.	61,914
	Machinery – 2.9%

10,000	Amada Company Limited	72,005

11,000	Organo Corporation	57,298
	Total Machinery	129,303
	Media – 3.2%

920	Hakuhodo DY Holdings Inc.	63,426

3,600	TV Asahi Corporation	79,052
	Total Media	142,478
	Oil, Gas & Consumable Fuels – 2.8%

23,200	JX Holdings Inc.	123,452
	Personal Products – 5.2%

2,700	KAO Corporation	86,590

9,300	Shiseido Company, Limited	143,143
	Total Personal Products	229,733
	Pharmaceuticals – 9.6%

1,500	Astellas Pharma Inc.	80,431

7,000	Daiichi Sankyo Company Limited	114,176

3,500	Kissei Pharmaceuticals Company Limited	68,063

2,000	Otsuka Holdings Company KK	64,651

6,800	Mitsubishi Tanabe Pharma Corporation	91,745
	Total Pharmaceuticals	419,066
	Real Estate Management & Development – 1.7%

4,000	Daiwa House Industry Company Limited	73,659
	Road & Rail – 1.8%

500	East Japan Railway Company	40,292

900	West Japan Railway Company	38,055
	Total Road & Rail	78,347
	Semiconductors & Equipment – 2.7%

3,100	Rohm Company Limited	119,998
	Software – 2.6%

900	Nintendo Co., Ltd.	114,166
	Specialty Retail – 1.5%

3,200	Xebio Company Limited	67,196
	Textiles, Apparel & Luxury Goods – 2.8%

12,000	Wacoal Holdings Corporation	121,826

Nuveen Investments	41

Portfolio of Investments

Nuveen Tradewinds Japan Fund (continued)

July 31, 2013

Shares	Description (1)			Value
	Trading Companies & Distributors – 2.8%

9,300	Mitsui & Company Limited			$124,906
	Transportation Infrastructure – 1.5%

8,000	Kamigumi Company Limited			66,428
	Wireless Telecommunication Services – 3.3%

9,590	NTT DoCoMo Inc., Sponsored ADR			146,440
	Total Common Stocks (cost $3,929,941)			4,569,823

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.3%

$143	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $143,455, collateralized by $150,000 U.S. Treasury Notes, 0.750%, due 12/15/13, value $150,511	0.010%	8/01/13	$143,454
	Total Short-Term Investments (cost $143,454)			143,454
	Total Investments (cost $4,073,395) – 107.4%			4,713,277
	Other Assets Less Liabilities – (7.4)%			(323,892)
	Net Assets – 100%			$4,389,385

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2013

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Assets
Long-term investments, at value (cost $43,245,629, $287,933,139, $335,161,452 and $3,929,941, respectively)	$35,424,621	$278,008,300	$368,242,464	$4,569,823
Short-term investments, at value (cost approximates value)	1,763,450	3,932,418	11,151,763	143,454
Cash denominated in foreign currencies (cost $189,136, $1,801,294, $—and $—, respectively)	186,962	1,801,596	—	—
Receivable for:
Dividends	248,166	797,863	943,736	4,926
From Adviser	—	—	—	3,763
Interest	26,052	—	—	—
Investments sold	735,658	799,151	2,187,295	—
Reclaims	—	28,736	64,032	—
Shares sold	57,628	167,907	458,924	1,159
Other assets	47	48,055	74,291	—
Total assets	38,442,584	285,584,026	383,122,505	4,723,125
Liabilities
Payable for:
Investments purchased	196,176	—	5,783,266	—
Shares redeemed	97,399	1,718,573	960,776	304,623
Accrued expenses:
Management fees	26,161	270,466	268,802	—
12b-1 distribution and service fees	3,843	76,338	65,455	607
Trustees fees	317	49,010	75,950	35
Other	78,880	217,304	210,173	28,475
Total liabilities	402,776	2,331,691	7,364,422	333,740
Net assets	$38,039,808	$283,252,335	$375,758,083	$4,389,385
Class A Shares
Net assets	$7,542,844	$90,684,183	$169,857,927	$1,058,378
Shares outstanding	302,691	3,682,558	7,469,110	45,887
Net asset value per share	$24.92	$24.63	$22.74	$23.06
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.44	$26.13	$24.13	$24.47
Class B Shares
Net assets	N/A	$440,056	$1,671,383	N/A
Shares outstanding	N/A	18,087	77,294	N/A
Net asset value and offering price per share	N/A	$24.33	$21.62	N/A
Class C Shares
Net assets	$2,613,686	$64,478,013	$31,436,513	$404,524
Shares outstanding	105,996	2,647,235	1,453,335	17,764
Net asset value and offering price per share	$24.66	$24.36	$21.63	$22.77
Class R3 Shares
Net assets	$98,999	$462,230	$3,203,585	N/A
Shares outstanding	3,981	18,823	139,874	N/A
Net asset value and offering price per share	$24.87	$24.56	$22.90	N/A
Class I Shares
Net assets	$27,784,279	$127,187,853	$169,588,675	$2,926,483
Shares outstanding	1,113,079	5,162,957	7,416,722	126,369
Net asset value and offering price per share	$24.96	$24.63	$22.87	$23.16
Net assets consist of:
Capital paid-in	$83,733,959	$498,459,246	$624,137,669	$4,134,957
Undistributed (Over-distribution of) net investment income	318,995	2,073,065	6,249,768	25,578
Accumulated net realized gain (loss)	(38,175,291)	(207,355,439)	(287,679,892)	(411,021)
Net unrealized appreciation (depreciation)	(7,837,855)	(9,924,537)	33,050,538	639,871
Net assets	$38,039,808	$283,252,335	$375,758,083	$4,389,385
Authorized shares-per class	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Operations

Year Ended July 31, 2013

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Investment Income
Dividends (net of foreign tax withheld of $116,906, $722,309, $1,488,501 and $7,847, respectively)	$1,043,644	$9,366,693	$12,726,805	$103,038
Interest	183,788	785	709	15
Total investment income	1,227,432	9,367,478	12,727,514	103,053
Expenses
Management fees	604,028	3,540,504	3,762,774	35,981
12b-1 service fees – Class A	32,867	360,127	493,361	3,181
12b-1 distribution and service fees – Class B	N/A	7,107	23,615	N/A
12b-1 distribution and service fees – Class C	34,140	928,814	378,518	2,266
12b-1 distribution and service fees – Class R3	530	2,699	16,835	N/A
Shareholder servicing agent fees and expenses	61,873	479,599	801,276	2,160
Custodian fees and expenses	229,636	717,286	237,342	41,222
Trustees fees and expenses	1,437	11,242	11,428	286
Professional fees	30,756	66,698	153,354	20,392
Shareholder reporting expenses	49,999	60,808	27,981	27,533
Federal and state registration fees	51,987	81,578	86,108	43,582
Other expenses	8,680	24,848	25,556	2,884
Total expenses before fee waiver/expense reimbursement	1,105,933	6,281,310	6,018,148	179,487
Fee waiver/expense reimbursement	(227,368)	—	—	(123,533)
Net expenses	878,565	6,281,310	6,018,148	55,954
Net investment income (loss)	348,867	3,086,168	6,709,366	47,099
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(12,654,682)	(75,539,960)	(72,134,089)	(165,260)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,168,327	127,384,814	137,364,075	718,156
Net realized and unrealized gain (loss)	(1,486,355)	51,844,854	65,229,986	552,896
Net increase (decrease) in net assets from operations	$(1,137,488)	$54,931,022	$71,939,352	$599,995

N/A –	Fund does not offer share class.

See accompanying notes to financial statements.

44	Nuveen Investments

Statement of Changes in Net Assets

	Tradewinds Emerging Markets		Tradewinds Global All-Cap
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$348,867	$628,324	$3,086,168	$18,362,591
Net realized gain (loss) from investments and foreign currency	(12,654,682)	(24,787,810)	(75,539,960)	(122,250,874)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	11,168,327	(11,693,351)	127,384,814	(248,273,383)
Net increase (decrease) in net assets from operations	(1,137,488)	(35,852,837)	54,931,022	(352,161,666)
Distributions to Shareholders
From net investment income:
Class A	(52,132)	(263,756)	(1,521,907)	(8,080,401)
Class B	N/A	N/A	(1,917)	(6,564)
Class C	—	(10,879)	(258,290)	(668,821)
Class R3	(205)	(436)	(4,366)	(6,831)
Class I	(239,217)	(1,138,725)	(2,371,507)	(13,137,306)
From accumulated net realized gains:
Class A	—	(535,500)	—	(46,607,577)
Class B	N/A	N/A	—	(170,487)
Class C	—	(102,267)	—	(17,432,589)
Class R3	—	(1,165)	—	(52,389)
Class I	—	(1,893,338)	—	(60,678,214)
Decrease in net assets from distributions to shareholders	(291,554)	(3,946,066)	(4,157,987)	(146,841,179)
Fund Share Transactions
Proceeds from sale of shares	16,413,725	83,392,020	46,713,214	384,102,539
Proceeds from shares issued to shareholders due to reinvestment of distributions	241,393	3,533,880	3,410,240	107,842,872
	16,655,118	86,925,900	50,123,454	491,945,411
Cost of shares redeemed	(37,284,564)	(113,167,108)	(404,067,458)	(1,873,061,136)
Redemption fees(1)	—	32,428	—	65,199
Net increase (decrease) in net assets from Fund share transactions	(20,629,446)	(26,208,780)	(353,944,004)	(1,381,050,526)
Net increase (decrease) in net assets	(22,058,488)	(66,007,683)	(303,170,969)	(1,880,053,371)
Net assets at the beginning of period	60,098,296	126,105,979	586,423,304	2,466,476,675
Net assets at the end of period	$38,039,808	$60,098,296	$283,252,335	$586,423,304
Undistributed (Over-distribution of) net investment income at the end of period	$318,995	$81,783	$2,073,065	$1,803,080

N/A –	Fund does not offer Class B Shares. Effective May 14, 2012, Tradewinds Global All-Cap and Tradewinds International Value will issue Class B share upon the exchange of Class B shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.
(1) –	Effective March 30, 2012 the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Changes in Net Assets (continued)

	Tradewinds International Value		Tradewinds Japan
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$6,709,366	$20,621,260	$47,099	$45,665
Net realized gain (loss) from investments and foreign currency	(72,134,089)	(140,571,851)	(165,260)	(194,313)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	137,364,075	(163,474,894)	718,156	(964,929)
Net increase (decrease) in net assets from operations	71,939,352	(283,425,485)	599,995	(1,113,577)
Distributions to Shareholders
From net investment income:
Class A	(7,503,865)	(8,954,087)	—	(19,444)
Class B	(79,584)	(46,614)	N/A	N/A
Class C	(1,150,853)	(785,135)	—	(4,608)
Class R3	(122,982)	(47,504)	N/A	(5,101)
Class I	(7,703,878)	(16,018,492)	—	(84,904)
From accumulated net realized gains:
Class A	—	—	—	(1,831)
Class B	—	—	N/A	N/A
Class C	—	—	—	(682)
Class R3	—	—	N/A	(548)
Class I	—	—	—	(7,129)
Decrease in net assets from distributions to shareholders	(16,561,162)	(25,851,832)	—	(124,247)
Fund Share Transactions
Proceeds from sale of shares	111,325,966	498,569,523	3,402,971	1,302,433
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,426,682	18,665,261	—	30,311
	125,752,648	517,234,784	3,402,971	1,332,744
Cost of shares redeemed	(451,998,722)	(1,063,953,509)	(4,278,895)	(5,720,895)
Redemption fees(1)	—	34,889	—	24
Net increase (decrease) in net assets from Fund share transactions	(326,246,074)	(546,683,836)	(875,924)	(4,388,127)
Net increase (decrease) in net assets	(270,867,884)	(855,961,153)	(275,929)	(5,625,951)
Net assets at the beginning of period	646,625,967	1,502,587,120	4,665,314	10,291,265
Net assets at the end of period	$375,758,083	$646,625,967	$4,389,385	$4,665,314
Undistributed (Over-distribution of) net investment income at the end of period	$6,249,768	$16,529,623	$25,578	$(37,766)

N/A –	Fund does not offer Class B Shares. After the close of business on May 30, 2012, Tradewinds Japan liquidated all of its Class R3 Shares.
(1) –	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.

See accompanying notes to financial statements.

46	Nuveen Investments

[THIS PAGE INTENTIONALLY LEFT BLANK]

Nuveen Investments	47

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Redemption Fees(a)(f)		Ending Net Asset Value
Class A (12/08)
2013	$26.45	$.15	$(1.56)	$(1.41)	$(.12)	$—	$(.12)	$—		$24.92
2012	39.23	.18	(11.89)	(11.71)	(.36)	(.71)	(1.07)	—	**	26.45
2011	37.13	.12	3.93	4.05	(.21)	(1.74)	(1.95)	—	**	39.23
2010	31.45	.57	7.60	8.17	(.38)	(2.11)	(2.49)	—	**	37.13
2009(d)	20.00	.27	11.18	11.45	—	—	—	—		31.45
Class C (12/08)
2013	26.26	(.05)	(1.55)	(1.60)	—	—	—	—		24.66
2012	38.87	(.01)	(11.82)	(11.83)	(.07)	(.71)	(.78)	—	**	26.26
2011	36.90	(.18)	3.89	3.71	—	(1.74)	(1.74)	—	**	38.87
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	**	36.90
2009(d)	20.00	.17	11.14	11.31	—	—	—	—		31.31
Class R3 (12/08)
2013	26.40	.13	(1.61)	(1.48)	(.05)	—	(.05)	—		24.87
2012	39.11	.25	(11.99)	(11.74)	(.26)	(.71)	(.97)	—	**	26.40
2011	37.06	(.28)	4.18	3.90	(.11)	(1.74)	(1.85)	—	**	39.11
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	**	37.06
2009(d)	20.00	.24	11.16	11.40	—	—	—	—		31.40
Class I (12/08)
2013	26.49	.22	(1.56)	(1.34)	(.19)	—	(.19)	—		24.96
2012	39.32	.21	(11.88)	(11.67)	(.45)	(.71)	(1.16)	—	**	26.49
2011	37.21	.28	3.87	4.15	(.30)	(1.74)	(2.04)	—	**	39.32
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	**	37.21
2009(d)	20.00	.23	11.26	11.49	—	—	—	—		31.49

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

(5.42)%	$7,543	2.24%		.12%	1.82%		.54%	54%
(30.09)	16,378	1.82		.58	1.82		.58	69
10.54	25,787	1.85		.27	1.83		.30	40
26.41	6,121	4.31		(.89)	1.84		1.58	61
57.25	393	6.15	*	(2.34)*	1.85	*	1.95 *	32

(6.13)	2,614	3.01		(.61)	2.57		(.17)	54
(30.62)	3,943	2.59		(.03)	2.58		(.02)	69
9.74	4,832	2.60		(.46)	2.58		(.44)	40
25.48	765	4.89		(2.08)	2.59		.22	61
56.55	391	6.89	*	(3.09)*	2.60	*	1.20 *	32

(5.63)	99	2.54		.01	2.07		.48	54
(30.23)	84	2.12		.79	2.07		.84	69
10.21	57	2.22		(.85)	2.08		(.71)	40
26.10	463	4.42		(1.66)	2.09		.68	61
57.00	393	6.40	*	(2.59)*	2.10	*	1.71 *	32

(5.14)	27,784	2.02		.36	1.57		.81	54
(29.95)	39,693	1.55		.68	1.55		.68	69
10.81	95,430	1.61		.66	1.58		.68	40
26.76	11,813	3.94		(1.09)	1.59		1.26	61
57.45	1,800	6.19	*	(2.99)*	1.60	*	1.60 *	32

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Redemption Fees(a)(f)		Ending Net Asset Value
Class A (3/06)
2013	$22.22	$.18	$2.47	$2.65	$(.24)	$—	$(.24)	$—		$24.63
2012	29.84	.29	(5.96)	(5.67)	(.28)	(1.67)	(1.95)	—	**	22.22
2011	25.05	.20	5.17	5.37	(.52)	(.06)	(.58)	—	**	29.84
2010	21.14	.11	3.86	3.97	(.06)	—	(.06)	—	**	25.05
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14
Class B (3/06)
2013	21.95	— **	2.44	2.44	(.06)	—	(.06)	—		24.33
2012	29.46	.09	(5.87)	(5.78)	(.06)	(1.67)	(1.73)	—	**	21.95
2011	24.76	(.04)	5.12	5.08	(.32)	(.06)	(.38)	—	**	29.46
2010	20.99	(.09)	3.86	3.77	— **	—	—	—	**	24.76
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99
Class C (3/06)
2013	21.97	.02	2.43	2.45	(.06)	—	(.06)	—		24.36
2012	29.51	.14	(5.95)	(5.81)	(.06)	(1.67)	(1.73)	—	**	21.97
2011	24.79	(.01)	5.11	5.10	(.32)	(.06)	(.38)	—	**	29.51
2010	21.02	(.07)	3.84	3.77	— **	—	—	—	**	24.79
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02
Class R3 (3/09)
2013	22.15	.16	2.43	2.59	(.18)	—	(.18)	—		24.56
2012	29.75	.30	(6.03)	(5.73)	(.20)	(1.67)	(1.87)	—	**	22.15
2011	24.98	.11	5.17	5.28	(.45)	(.06)	(.51)	—	**	29.75
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	**	24.98
2009(d)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09
Class I (3/06)
2013	22.22	.25	2.46	2.71	(.30)	—	(.30)	—		24.63
2012	29.86	.35	(5.97)	(5.62)	(.35)	(1.67)	(2.02)	—	**	22.22
2011	25.06	.29	5.15	5.44	(.58)	(.06)	(.64)	—	**	29.86
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	**	25.06
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14

50	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

11.99%	$90,684	1.44%		.77%	1.44%		.77%	52%
(19.56)	217,152	1.29		1.10	1.29		1.10	53
21.48	965,202	1.24		.69	1.24		.69	58
18.81	418,109	1.34		.44	1.34		.44	45
(2.22)	233,006	1.40		.74	1.40		.74	72

11.15	440	2.19		.01	2.19		.01	52
(20.16)	1,068	2.05		.36	2.05		.36	53
20.58	3,271	1.99		(.12)	1.99		(.12)	58
17.96	2,841	2.09		(.39)	2.09		(.39)	45
(3.03)	2,622	2.15		.03	2.15		.03	72

11.18	64,478	2.18		.07	2.18		.07	52
(20.20)	128,311	2.06		.53	2.06		.53	53
20.60	320,522	1.99		(.05)	1.99		(.05)	58
17.94	123,726	2.09		(.27)	2.09		(.27)	45
(2.98)	48,711	2.15		— ***	2.15		— ***	72

11.74	462	1.68		.66	1.68		.66	52
(19.79)	603	1.58		1.19	1.58		1.19	53
21.18	634	1.49		.40	1.49		.40	58
18.52	387	1.59		.11	1.59		.11	45
55.53	233	1.66	*	1.01 *	1.66	*	1.01 *	72

12.22	127,188	1.19		1.05	1.19		1.05	52
(19.35)	239,289	1.03		1.32	1.03		1.32	53
21.77	1,176,849	.99		.99	.99		.99	58
19.10	387,819	1.09		.74	1.09		.74	45
(2.11)	118,560	1.15		1.01	1.15		1.01	72

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions
TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Redemption Fees(a)(e)		Ending Net Asset Value
Class A (12/99)
2013	$20.27	$.32	$2.96	$3.28	$(.81)	$—	$(.81)	$—		$22.74
2012	25.63	.36	(5.30)	(4.94)	(.42)	—	(.42)	—	**	20.27
2011	23.54	.41	1.92	2.33	(.24)	—	(.24)	—	**	25.63
2010	22.24	.23	1.14	1.37	(.07)	—	(.07)	—	**	23.54
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24
Class B (12/99)
2013	19.27	.13	2.84	2.97	(.62)	—	(.62)	—		21.62
2012	24.34	.19	(5.04)	(4.85)	(.22)	—	(.22)	—	**	19.27
2011	22.37	.17	1.85	2.02	(.05)	—	(.05)	—	**	24.34
2010	21.24	.06	1.07	1.13	— **	—	—	—	**	22.37
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24
Class C (12/99)
2013	19.27	.15	2.83	2.98	(.62)	—	(.62)	—		21.63
2012	24.35	.18	(5.04)	(4.86)	(.22)	—	(.22)	—	**	19.27
2011	22.38	.19	1.83	2.02	(.05)	—	(.05)	—	**	24.35
2010	21.25	.06	1.07	1.13	— **	—	—	—		22.38
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25
Class R3 (8/08)
2013	20.41	.29	2.97	3.26	(.77)	—	(.77)	—		22.90
2012	25.81	.35	(5.39)	(5.04)	(.36)	—	(.36)	—	**	20.41
2011	23.70	.38	1.91	2.29	(.18)	—	(.18)	—	**	25.81
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70
2009(c)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41
Class I (12/99)
2013	20.38	.36	3.00	3.36	(.87)	—	(.87)	—		22.87
2012	25.78	.43	(5.34)	(4.91)	(.49)	—	(.49)	—	**	20.38
2011	23.67	.50	1.91	2.41	(.30)	—	(.30)	—	**	25.78
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	**	23.67
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Applicable to Common Shares(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

16.56%	$169,858	1.39%		1.49%		31%
(19.38)	237,548	1.35		1.60		26
9.91	598,470	1.32		1.58		23
6.14	491,483	1.54		.98		40
(13.20)	505,600	1.68		1.12		45

15.70	1,671	2.14		.63		31
(19.99)	2,919	2.11		.92		26
9.09	5,519	2.07		.71		23
5.32	6,336	2.29		.26		40
(13.86)	7,572	2.42		.20		45

15.75	31,437	2.14		.72		31
(20.03)	45,932	2.10		.87		26
9.08	95,512	2.07		.79		23
5.32	90,472	2.29		.29		40
(13.86)	93,082	2.42		.23		45

16.29	3,204	1.64		1.34		31
(19.62)	3,319	1.62		1.58		26
9.69	3,058	1.57		1.48		23
5.82	2,235	1.78		.85		40
(12.02)	1,027	1.94	*	.88	*	45

16.89	169,589	1.14		1.67		31
(19.18)	356,908	1.10		1.93		26
10.20	800,028	1.07		1.94		23
6.39	521,515	1.29		1.36		40
(13.00)	367,831	1.43		1.29		45

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.
(d)	Portfolio Turnover Rate is calculated based on lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS JAPAN
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Redemption Fees(a)(f)		Ending Net Asset Value
Class A (12/08)
2013	$19.66	$.19	$3.21	$3.40	$—	$—	$—	$—		$23.06
2012	23.39	.22	(3.45)	(3.23)	(.46)	(.04)	(.50)	—	***	19.66
2011	21.21	.14	2.31	2.45	(.27)	—	(.27)	—	***	23.39
2010	21.09	.12	.37	.49	(.17)	(.20)	(.37)	—		21.21
2009(d)	20.00	.10	.99	1.09	—	—	—	—		21.09
Class C (12/08)
2013	19.57	.04	3.16	3.20	—	—	—	—		22.77
2012	23.27	.05	(3.41)	(3.36)	(.30)	(.04)	(.34)	—	***	19.57
2011	21.11	(.03)	2.30	2.27	(.11)	—	(.11)	—	***	23.27
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	—		21.11
2009(d)	20.00	.02	.97	.99	—	—	—	—		20.99
Class I (12/08)
2013	19.70	.28	3.18	3.46	—	—	—	—		23.16
2012	23.43	.19	(3.36)	(3.17)	(.52)	(.04)	(.56)	—	***	19.70
2011	21.24	.09	2.43	2.52	(.33)	—	(.33)	—	***	23.43
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	—		21.24
2009(d)	20.00	.08	1.04	1.12	—	—	—	—		21.12

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

17.29%	$1,058	4.61%		(2.25)%	1.47%		.89%		85%
(13.83)	687	2.47		.08	1.48		1.08		33
11.57	331	3.04		(.92)	1.48		.64		19
2.38	265	4.32		(2.28)	1.49		.55		15
5.45	264	2.95	*	(.55 )*	1.50	*	.90	*	23

16.35	405	5.06		(2.65)	2.22		.19		85
(14.49)	332	3.09		(.64)	2.23		.22		33
10.76	347	3.77		(1.69)	2.23		(.15)		19
1.65	264	5.07		(3.03)	2.24		(.20)		15
4.95	262	3.70	*	(1.29)*	2.25	*	.15	*	23

17.56	2,926	4.13		(1.58)	1.22		1.33		85
(13.57)	3,647	2.13		— **	1.23		.91		33
11.86	9,321	2.50		(.88)	1.23		.39		19
2.63	3,412	4.06		(2.00)	1.24		.82		15
5.60	3,534	2.67	*	(.69 )*	1.25	*	.74	*	23
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.
*	Annualized.
**	Rounds to less than .01%.
***	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	55

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of Nuveen, under which Tradewinds manages the investment portfolios of the Funds.

Each Fund’s investment objective is to provide long-term capital appreciation.

Under normal market conditions, Tradewinds Emerging Markets invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of emerging market issuers. Emerging markets issuers are those (i) whose securities are traded principally on a stock exchange or over-the-counter in an emerging market country, (ii) that are organized under the laws of and have a principal office(s) in an emerging market country or (iii) that have at least 50% of their revenues, profits or assets in emerging market countries. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt securities of companies located in emerging market countries.

Under normal market conditions, Tradewinds Global All-Cap invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies with varying market capitalizations. The Fund invests at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. The Fund invests in equity securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Under normal market conditions, Tradewinds International Value invests at least 80% of its net assets in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country.

Under normal market conditions, Tradewinds Japan invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by companies listed or domiciled in Japan.

Each Fund’s most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, there were no outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or

56	Nuveen Investments

enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Tradewinds Global All-Cap and Tradewinds International Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an upfront sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a ..25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposed a 2% redemption fee on shares that were redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed or exchanged were recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable. Effective March 30, 2012, the Funds no longer impose a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Nuveen Investments	57

Notes to Financial Statements (continued)

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

58	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$32,782,361	$1,339,903	$179,019	$34,301,283
Common Stock Rights	—	—	4,485	4,485
Corporate Bonds	—	451,150	—	451,150
$25 Par (or similar) Retail Structures	465,227	—	—	465,227
Warrants	—	1,346	—	1,346
Equity Linked Certificates	—	201,130	—	201,130
Short-Term Investments:
Repurchase Agreements	—	1,763,450	—	1,763,450
Total	$33,248,588	$3,756,979	$183,504	$37,188,071

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$276,872,577	$1,045,468	$90,255	$278,008,300
Short-Term Investments:
Repurchase Agreements	—	3,932,418	—	3,932,418
Total	$276,872,577	$4,977,886	$90,255	$281,940,718

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$368,242,464	$—	$—	$368,242,464
Short-Term Investments:
Repurchase Agreements	—	11,151,763	—	11,151,763
Total	$368,242,464	$11,151,763	$—	$379,394,227

Tradewinds Japan	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,378,483	$191,340	$—	$4,569,823
Short-Term Investments:
Repurchase Agreements	—	143,454	—	143,454
Total	$4,378,483	$334,794	$—	$4,713,277
*	Refer to the Fund’s Portfolio of Investments for industry classifications and breakdown of Common Stocks classified as Level 2 and Level 3.

The table below presents the transfers in and out of the three valuation levels for the Funds as of the end of the reporting period when compared to the valuation levels at the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent a manager determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)	Transfers In	(Transfers Out)
Tradewinds Japan	$—	$(105,093)	$105,093	$—	$—	$—

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

Nuveen Investments	59

Notes to Financial Statements (continued)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2013.

60	Nuveen Investments

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	187,476	$5,308,872	538,362	$16,984,604
Class C	30,538	869,498	94,989	3,017,535
Class R3	1,161	32,255	2,119	64,991
Class I	370,082	10,203,100	1,994,788	63,324,890
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,753	49,922	22,405	656,625
Class C	—	—	3,653	105,883
Class R3	5	147	16	451
Class I	6,713	191,324	94,343	2,770,921
	597,728	16,655,118	2,750,675	86,925,900
Shares redeemed:
Class A	(505,804)	(13,986,815)	(598,863)	(18,340,903)
Class C	(74,707)	(2,062,429)	(72,793)	(2,192,043)
Class R3	(386)	(9,866)	(386)	(9,719)
Class I	(761,964)	(21,225,454)	(3,017,724)	(92,624,443)
Redemption fees:
Class A	N/A	N/A	—	7,075
Class C	N/A	N/A	—	1,636
Class R3	N/A	N/A	—	30
Class I	N/A	N/A	—	23,687
	(1,342,861)	(37,284,564)	(3,689,766)	(113,134,680)
Net increase (decrease)	(745,133)	$(20,629,446)	(939,091)	$(26,208,780)
N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

Nuveen Investments	61

Notes to Financial Statements (continued)

	Tradewinds Global All-Cap
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	447,933	$10,702,501	3,018,121	$78,813,471
Class A – automatic conversion of Class B Shares	607	14,215	4,353	117,083
Class B – exchange	25	589	2,180	55,478
Class C	153,018	3,615,481	745,883	19,066,294
Class R3	2,093	49,893	24,754	641,228
Class I	1,366,616	32,330,535	10,845,684	285,408,985
Shares issued to shareholders due to reinvestment of distributions:
Class A	55,665	1,307,005	1,889,008	46,227,389
Class B	57	1,326	5,936	143,131
Class C	8,896	207,555	524,422	12,654,693
Class R3	186	4,366	2,252	54,921
Class I	80,597	1,889,988	1,990,906	48,762,738
	2,115,693	50,123,454	19,053,499	491,945,411
Shares redeemed:
Class A	(6,596,462)	(156,842,989)	(27,483,459)	(693,453,150)
Class B	(30,058)	(710,251)	(66,036)	(1,633,443)
Class B – automatic conversion to Class A Shares	(616)	(14,215)	(4,399)	(117,083)
Class C	(3,354,281)	(79,012,898)	(6,293,894)	(148,798,486)
Class R3	(10,671)	(255,483)	(21,083)	(496,710)
Class I	(7,051,037)	(167,231,622)	(41,479,641)	(1,028,562,264)
Redemption fees:
Class A	N/A	N/A	—	23,033
Class B	N/A	N/A	—	97
Class C	N/A	N/A	—	7,876
Class R3	N/A	N/A	—	20
Class I	N/A	N/A	—	34,173
	(17,043,125)	(404,067,458)	(75,348,512)	(1,872,995,937)
Net increase (decrease)	(14,927,432)	$(353,944,004)	(56,295,013)	$(1,381,050,526)

N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

62	Nuveen Investments

	Tradewinds International Value
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,224,377	$47,983,235	4,212,425	$93,629,182
Class A – automatic conversion of Class B Shares	2,219	47,189	1,614	37,104
Class B – exchange	72	1,429	749	16,184
Class C	67,795	1,387,062	341,009	7,197,781
Class R3	54,208	1,179,360	121,090	2,686,130
Class I	2,809,693	60,727,691	17,451,989	395,003,142
Shares issued to shareholders due to reinvestment of distributions:
Class A	326,204	6,801,350	376,977	8,025,839
Class B	3,419	68,087	1,827	37,129
Class C	40,822	813,171	25,509	518,857
Class R3	3,122	65,654	876	18,821
Class I	319,084	6,678,420	470,749	10,064,615
	5,851,015	125,752,648	23,004,814	517,234,784
Shares redeemed:
Class A	(6,805,666)	(146,137,048)	(16,216,152)	(349,160,590)
Class B	(75,375)	(1,542,355)	(76,091)	(1,540,149)
Class B – automatic conversion to Class A Shares	(2,327)	(47,189)	(1,693)	(37,104)
Class C	(1,038,325)	(21,325,059)	(1,905,656)	(39,082,654)
Class R3	(80,039)	(1,743,598)	(77,877)	(1,726,738)
Class I	(13,226,448)	(281,203,473)	(31,436,391)	(672,406,274)
Redemption fees:
Class A	N/A	N/A	—	12,870
Class B	N/A	N/A	—	106
Class C	N/A	N/A	—	1,788
Class R3	N/A	N/A	—	77
Class I	N/A	N/A	—	20,048
	(21,228,180)	(451,998,722)	(49,713,860)	(1,063,918,620)
Net increase (decrease)	(15,377,165)	$(326,246,074)	(26,709,046)	$(546,683,836)
N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

	Tradewinds Japan
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	99,923	$2,108,404	29,667	$643,835
Class C	13,602	314,700	1,992	42,100
Class R3	N/A	N/A	—	—
Class I	42,526	979,867	31,493	616,498
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	737	14,920
Class C	—	—	52	1,045
Class R3	N/A	N/A	—	—
Class I	—	—	709	14,346
	156,051	3,402,971	64,650	1,332,744
Shares redeemed:
Class A	(88,974)	(2,019,178)	(9,625)	(202,677)
Class C	(12,785)	(247,772)	—	—
Class R3	N/A	N/A	(12,500)	(229,500)
Class I	(101,287)	(2,011,945)	(244,833)	(5,288,718)
Redemption fees:
Class I	N/A	N/A	—	24
	(203,046)	(4,278,895)	(266,958)	(5,720,871)
Net increase (decrease)	(46,995)	$(875,924)	(202,308)	$(4,388,127)

N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

Nuveen Investments	63

Notes to Financial Statements (continued)

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended July 31, 2013, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Purchases	$26,952,754	$211,782,928	$137,043,793	$3,368,533
Sales and maturities	49,497,179	565,696,070	472,560,147	3,934,181

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Cost of investments	$49,303,914	$295,939,921	$366,284,257	$4,313,923
Gross unrealized:
Appreciation	$2,105,872	$38,288,914	$67,312,575	$674,946
Depreciation	(14,221,715)	(52,288,117)	(54,202,605)	(275,592)
Net unrealized appreciation (depreciation) of investments	$(12,115,843)	$(13,999,203)	$13,109,970	$399,354

Permanent differences, primarily due to federal taxes paid, foreign currency reclassifications, adjustments for investments in passive foreign investment companies and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ tax year end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Capital paid-in	$—	$(26,254)	$26,953	$—
Undistributed (Over-distribution of) net investment income	179,898	1,341,804	(428,059)	16,245
Accumulated net realized gain (loss)	(179,898)	(1,315,550)	401,106	(16,245)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Undistributed net ordinary income[1]	$318,994	$2,073,065	$8,666,306	$127,540
Undistributed net long-term capital gains	—	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

64	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distribution from net ordinary income[1]	$291,554	$4,157,987	$16,561,162	$—
Distribution from net long-term capital gains	—	—	—	—

2012	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Distributions from net ordinary income[1]	$3,537,212	$102,629,698	$25,851,832	$114,057
Distributions from net long-term capital gains	408,854	44,211,481	—	10,190
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of July 31, 2013, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term.

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan[2]
Expiration:
July 31, 2018	$—	$—	$54,060,130	$—
Not subject to expiration:
Short-term losses	8,591,961	16,179,324	10,594,316	85,041
Long-term losses	12,989,994	187,101,752	195,890,945	187,414
Total	$21,581,955	$203,281,076	$206,545,391	$272,455
[2]	A portion of Tradewinds Japan capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

During the Funds’ tax year ended July 31, 2013, the following Fund utilized its capital loss carryforwards as follows:

Tradewinds Japan
Utilized capital loss carryforwards	$13,181

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Tradewinds Emerging Markets	Tradewinds International Value
Post-October capital losses[3]	$12,298,501	$9,579,997
Late-year ordinary losses[4]	—	—
[3]	Capital losses incurred from November 1, 2012 through July 31, 2013, the Funds’ tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through July 31, 2013 and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Tradewinds is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	65

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate
For the first $125 million	1.0000%	.6900%	.6900%	.7000%
For the next $125 million	.9875	.6775	.6775	.6875
For the next $250 million	.9750	.6650	.6650	.6750
For the next $500 million	.9625	.6525	.6525	.6625
For the next $1 billion	.9500	.6400	.6400	.6500
For net assets over $2 billion	.9250	.6150	.6150	.6250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the following Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2013	1.85%
Tradewinds Global All-Cap	N/A	N/A	1.55
Tradewinds Japan	1.25	November 30, 2013	1.50

N/A – Not applicable.

Effective August 1, 2013 (subsequent to the close of the reporting period), Tradewinds Emerging Markets lowered its temporary expense cap so that total annual Fund operating (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.50% (1.85% after November 30, 2014) of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

66	Nuveen Investments

During the fiscal year ended July 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Sales charges collected (Unaudited)	$13,809	$49,429	$16,671	$11,515
Paid to financial intermediaries (Unaudited)	12,464	43,254	15,086	10,130

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Commission advances (Unaudited)	$4,237	$23,010	$9,775	$3,147

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
12b-1 fees retained (Unaudited)	$9,271	$34,859	$40,821	$1,680

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2013, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
CDSC retained (Unaudited)	$1,907	$25,194	$7,238	$94

As of July 31, 2013, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds International Value	Tradewinds Japan
Class A Shares	$—	$—	$—	$—
Class B Shares	N/A	—	—	N/A
Class C Shares	—	—	—	2,277
Class R3 Shares	1,179	—	—	N/A
Class I Shares	—	—	—	54,601

N/A –	Fund does not offer share class.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	67

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

68	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

Nuveen Investments	69

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

70	Nuveen Investments

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

Nuveen Investments	71

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Tradewinds Global Investors, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

72	Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. In this regard, the Board is closely monitoring the Sub-Adviser in light of management changes last year. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information

Nuveen Investments	73

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

reflecting the first quarter of 2013 (or for such shorter periods available for the Funds which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Funds lagged their peers and/or benchmarks over various periods. In this regard, they observed the following. The Nuveen Tradewinds Emerging Markets Fund (the “Emerging Markets Fund”) was in the fourth quartile and underperformed its benchmark for the one- and three-year periods. Although the Nuveen Tradewinds Global All-Cap Fund (the “Global All-Cap Fund”) was in the first quartile and outperformed its benchmark for the five-year period, such Fund was in the third quartile for the three-year period and the fourth quartile for the one-year period and underperformed its benchmark for the one- and three-year periods. The Nuveen Tradewinds International Value Fund (the “International Value Fund”) was in the second quartile for the five-year period and the fourth quartile for the one- and three-year periods and underperformed its benchmark during such periods. Finally, the Nuveen Tradewinds Japan Fund (the “Japan Fund”) was in the third quartile for the three-year period and the fourth quartile for the one-year period and underperformed its benchmark in the foregoing periods.

As described above, for funds with challenged performance, the Board considered and discussed the factors contributing to the results. In this regard, the Board recognized the recent challenged performance of the Funds resulted, in part, from the departures of certain senior investment managers, the sale of portfolio securities to meet the subsequent redemptions, and certain portfolio holdings and sector positioning that further detracted from performance. The Board, however, recognized that the new co-chief investment officers at the Sub-Adviser have been in their leadership positions for only one year. They remain engaged in driving a renewed focus on portfolio construction, including instituting a more intense review of stocks or currencies that have fallen below a specified threshold, revisiting valuation approaches to analyzing a company or industry and encouraging more extensive collaboration among analysts and portfolio managers. The Board is encouraged by these steps and will continue to monitor management’s progress on these issues in general and for the Funds, in particular, as well as any further steps proposed or taken to address performance issues.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer

74	Nuveen Investments

Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Global All-Cap Fund, the International Value Fund and the Japan Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages. In addition, they noted that the Emerging Markets Fund had a higher net management fee and net expense ratio compared to its peer averages. Further, the Board recognized that although the Emerging Markets Fund’s gross management fee was below the peer group average, the net management fee was higher due to differences in fee waivers between such Fund and its peer group average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability

Nuveen Investments	75

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre-and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

76	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	77

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Emerging Markets Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Value Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper International Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Japanese Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Japanese Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: A free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Japan Index: A capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

78	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Tradewinds Emerging Markets Fund	0%	100%
Nuveen Tradewinds Global All-Cap Fund	100%	100%
Nuveen Tradewinds International Value Fund	0%	100%

Foreign Taxes: Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds International Value Fund paid qualifying foreign taxes of $116,906, $722,309 and $1,488,501, respectively, and earned $1,160,550, $7,299,136 and $14,339,838 of foreign source income, respectively, during the fiscal year ended July 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund and Nuveen Tradewinds International Value Fund hereby designate $0.08, $0.06 and $0.09 per share as foreign taxes paid, respectively, and $0.76, $0.63 and $0.87 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2013. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	79

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-GRW-0713D

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Tradewinds Global Resources Fund	NTGAX	NTGCX	NTGQX	NTRGX
Nuveen Tradewinds Small-Cap Opportunities Fund	NTSAX	NTSCX	NTSRX	NTSIX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

The Nuveen Tradewinds Global Resources Fund and Nuveen Tradewinds Small-Cap Opportunities Fund will be liquidated after the close of business on October 11, 2013. Effective September 9, 2013, the Funds stopped accepting purchases from new investors and existing shareholders, except defined contribution retirement plans that held Fund shares as of August 9, 2013 may continue to purchase Fund shares until October 4, 2013. Existing shareholders may continue to reinvest dividends and capital gains distributions received from the Funds. The Funds reserve the right to modify the extent to which sales of shares are limited prior to the Funds’ liquidation. After the close of business on October 11, 2013, the Funds will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

These Funds feature portfolio management by Tradewinds Global Investors, LLC (Tradewinds) an affiliate of Nuveen Investments. Emily Alejos, CFA, and Andrew Thelen, CFA, serve as co-chief investment officers for Tradewinds and co-manage the Funds.

Here they discuss the economic and market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued slowly to show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff’ negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal year 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal year 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities during most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman’s comments that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors reflecting concerns about the Central Bank’s withdrawal of policy stimulus.

Given the fairly benign macro-economic environment and ongoing low interest rates, investors continued to move further out on the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period, with the S&P 500® Index gaining 25% during the twelve-month reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove very strong equity market advances. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.‘s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the United States were very strong, as evidenced by the MSCI EAFE Index’s advance of 23.48% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stock market returns significantly lagged developed markets over the period.

Commodity prices were mostly weaker during the period on the back of expectations for lower growth and a more benign global financial market outlook. A dramatic move was seen in precious metals with gold falling from just under $1,600/per ounce at the start of the period to $1,315 at the end of the period. Silver and copper prices were also weak followed by uranium, which was flat.

How did the Funds perform during the twelve-month reporting period ended July 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and since inception periods ended July 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market indexes and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

As disciplined long-term investors, we believe in well-informed investment strategies in a challenging performance environment because carefully built positions based on independent research will generally be rewarded over a full investment cycle. Our company-by-company assessments are built on rigorous, fundamental, grass roots research conducted by our global sector analysts. This work helps us to estimate a company’s intrinsic value and determine whether we are being offered attractive values as the market provides lower prices. Additionally, our research provides perspective on when to trim positions as companies approach their fair value. This discipline provides us the resolve to maintain our principles during periods of underperformance.

6	Nuveen Investments

What strategies were used to manage the Funds during the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

Nuveen Tradewinds Global Resources Fund

The Fund’s Class A Shares at NAV underperformed the S&P Global Natural Resources Index, the MSCI All Country World Index (ACWI), the Market Benchmark Composite Index and the Lipper classification average for the twelve month reporting period ended July 31, 2013.

The Fund seeks to provide long-term capital appreciation by investing in a portfolio of securities focused on global energy and natural resources companies, companies in related businesses and utilities. Under normal market conditions, the Fund invests at least 80% of its net assets in these types of companies. In addition, the Fund will invest at least 40% of its net assets in non-U.S. equity securities and may invest up to 50% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country, other than Canada.

During the reporting period, the Fund’s primary index changed from the MSCI All Country World Index (ACWI). The new index, S&P Global Natural Resources Index, is comprised of ninety of the largest publicly traded companies in natural resources and commodities businesses. The index offers investors diversified, liquid and investable equity exposure across three primary commodity-related sectors: agribusiness, energy and metals & mining. The S&P Global Natural Resources Index did not exist at the inception of the Fund. Certain peer funds in the Lipper Global Natural Resource Peer Category have adopted the S&P Global Natural Resources Index as one of their benchmarks. We believe this index is reflective of the Fund’s strategy and provides an appropriate performance comparison for shareholders.

The materials sector holdings detracted most from Fund performance, led by gold miners St. Barbara Ltd., Barrick Gold Corp. and Banro Corporation. Gold mining companies have dramatically underperformed spot gold prices. We believe this reflects investor pessimism regarding the sustainability of the gold commodity price growth, coupled with concerns about significantly rising development and input costs and lower production. Additionally, Central bank rhetoric and perceived deflationary forces drove a gold commodity price slump. Investors have tended to view attenuating monetary stimulus, and the rising interest rates and dollar strength that accompany such a move, as deconstructive for the price of gold and gold miners. Despite this concern, there are signs of improving capital discipline including changes to senior management personnel across the industry. The companies also continue to cut expenses as they complete new mines and shelve low priority projects. Given extended weakness in gold prices, we intensified our review of the Fund’s holdings. We continue to believe in the long-term potential for gold price appreciation, but the current price weakness affects each gold mining company’s ability to generate value. In our review, we used a range of gold prices and each company’s cost and capital structure to determine the equities that continue to provide an attractive risk/reward profile. As a result, we have reduced our gold exposure.

Another detractor in the materials sector was Eastern Platinum Ltd., a company that mines and develops platinum deposits in South Africa. The company faced challenges, as Platinum Group Metals (PGM) commodity prices could not cover the industry’s operating cost inflation. Eastern Platinum chose to cut high cost production and entered a cash preservation model. We reduced our position during the reporting period.

The utilities sector also detracted from performance and included Brazilian electric utility Centrais Elétricas Brasileiras SA (Eletrobrás) and Russian hydroelectric company Federal Hydrogenerating Company (RusHydro). The Brazilian government, in an attempt to drive down electricity costs, made an unprecedented move and proposed uneconomic concessions for mandated tariffs to the major electricity suppliers. Investors’ sentiment was that the measure endangered the company’s profitability and could lead to impairment of assets, resulting in a sell-off of the stock. The situation remains very fluid and we are monitoring the situation. Additionally, RusHydro’s price declined primarily on investor concerns regarding the possibility of energy company Rosneft gaining control of the company. We view this risk as overly emphasized, especially in light of recent Russian budget decisions that clarify the relationship of the two companies as independent.

Nuveen Investments	7

The consumer staples, energy and industrials sectors contributed positively to the Fund’s performance. Among the best performers was Italian energy company ERG S.p.A. In early December 2012, the company announced the initiation of an 80% stake in a wind energy portfolio owned by a GDF Suez S.A. subsidiary that included an option for ERG eventually to acquire the remaining 20% of shares. The deal removed the “ambiguity overhang” about what ERG would do with proceeds from the previous sale of a refinery to Lukoil OJSC. Investors reacted well to the news, bidding up the company’s stock. This positive reception also reflects the strategic benefits the transaction provides for ERG; its improved wind power presence is viewed favorably in Europe where renewable energy is an increasing concern. Hess Corporation and Canadian oil producer Bankers Petroleum Ltd were also among the top contributors to the Fund’s performance. Hess specializes in the exploration and production of crude oil and natural gas, as well as in refining and marketing refined petroleum products, natural gas and electricity. The company was previously plagued by production setbacks and lingering concerns about management credibility. The management team has aggressively been restructuring the company’s reserve portfolio, selling downstream non-core assets to reduce capital expenditures and close the funding gap. The market reacted positively to these efforts and the stock price rose. We exited the position during the reporting period. Canadian oil producer Bankers Petroleum Ltd. experienced significant stock price gains on increasing oil production and improving confidence in the company’s management.

The consumer staples sector contributed positively to Fund performance. Top performers included Archer-Daniels-Midland Company (ADM) and Smithfield Foods, Inc. ADM procures, transports, stores, processes and merchandises agricultural commodities and products. The company improved its balance sheet and operating performance. Its cost cutting efforts are ahead of expectations; it is selling underutilized assets and using working capital more efficiently. Smithfield, the world’s largest hog producer and pork processor, entered into a definitive merger agreement with Henan Shuanghui Investment and Development Company Ltd., one of the largest pork processing companies in China. On the day the deal was announced the stock price closed 28% higher than the previous day. We exited the position the same day.

Nuveen Tradewinds Small-Cap Opportunities Fund

The Fund’s Class A Shares at NAV posted positive returns, but underperformed both the MSCl AC (All Country) World Small Cap Index and its Lipper classification average for the twelve-month reporting period ended July 31, 2013.

The Fund seeks long-term capital appreciation using a disciplined, value-oriented process to invest primarily in equity securities of both U.S. and non-U.S. small market capitalization companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with market capitalizations between $100 million and $3 billion at the time of purchase. The Fund may invest up to 75% of its net assets in non-U.S. equity securities, including up to 25% of its net assets in equity securities of companies located in emerging market countries.

Much of the Fund’s relative underperformance was due to stock selection and over allocation in the materials and energy sectors. Stock selection and under allocation in the consumer discretionary sector also detracted from the Fund’s performance relative to its benchmark. The industrials sector was the leading contributor to performance on a relative basis, as stock selection benefited from company-specific positive developments. From a country perspective, an over allocation in Canadian securities detracted from performance, led by weakness in the Fund’s holdings in the materials sector. The Fund was also over allocated in Italy, which resulted in the Fund’s top performing country on a relative basis.

The materials sector holdings detracted most from Fund performance during the reporting period, led by gold mining companies St. Barbara Ltd. and Banro Corporation. Gold miners have dramatically underperformed spot gold prices. We believe this reflects investor pessimism about the sustainability of the gold commodity price growth, coupled with concerns about significantly rising development and input costs and lower production. Additionally, Central bank rhetoric and perceived deflationary forces drove a gold commodity price slump. Investors have tended to view

8	Nuveen Investments

attenuating monetary stimulus and the rising interest rates and dollar strength that could accompany such a move, as deconstructive for the price of gold and gold miners. Despite this concern, there are signs of improving capital discipline, including changes to senior management across the industry. The companies continue to cut expenses as they complete new mines and shelve low priority projects. Given extended weakness in gold prices, we intensified our review of our holdings. We continue to believe in the long-term potential for gold price appreciation, but the current price weakness affects each gold mining company’s ability to generate value. In our review, we used a range of gold prices and each company’s cost and capital structure to determine the equities that continue to provide an attractive risk/reward profile. As a result, we have reduced our gold exposure. We sold our positions in Gran Colombia Gold, CGA Mining Ltd, Gabriel Resources and NovaGold Resources Inc. during the reporting period, preferring to add to other gold miners we believed to be better positioned.

Another detractor in the materials sector was Eastern Platinum Ltd., a company that mines and develops platinum deposits in South Africa. The company faced challenges, as Platinum Group Metals (PGM) commodity prices could not cover the industry’s operating cost increases. Eastern Platinum chose to cut high cost production and entered a cash preservation model. We reduced the Fund’s position during the reporting period.

The Fund’s industrials holdings outperformed relative to the benchmark’s industrials sector, led by U.S. regional airline SkyWest, Inc. The company enjoyed stock price appreciation through much of the period on consensus-beating reported earnings. We believe SkyWest continues to be well positioned to win contracts from larger partners as they rely more on regional carriers.

Among the best performers was Italian energy company ERG S.p.A. In early December 2012, the company announced the initiation of an 80% stake in a wind energy portfolio owned by a GDF Suez S.A. subsidiary that included an option for ERG eventually to acquire the remaining 20% of shares. The deal removed the “ambiguity overhang” about what ERG would do with proceeds from the previous sale of a refinery to Lukoil OJSC. Investors reacted well to the news, bidding up ERG stock. This positive reception also reflects the strategic benefits the transaction provides for the company; its improved wind power presence is viewed favorably in Europe where renewable energy is an increasing concern.

Old Republic International Corp. was also a significant contributor to Fund performance. The company provides insurance services through subsidiaries grouped into general, mortgage and title insurance segments. During the reporting period, the company stock appreciated substantially due to improvements in its mortgage guaranty business, along with realized growth across all specialty units of its insurance business. Additionally, the U.S. housing recovery benefitted the title insurance segment.

Nuveen Investments	9

Risk Considerations

Nuveen Tradewinds Global Resources Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, concentration risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Tradewinds Small-Cap Opportunities Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Global Resources Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-7.50%	-4.43%	-0.66%
Class A Shares at maximum Offering Price	-12.82%	-5.56%	-1.54%
S&P Global Natural Resources Index**	-0.14%	-3.64%	1.51%
MSCI All Country World Index (ACWI)**	20.50%	3.81%	3.98%
Market Benchmark Composite Index**	6.97%	-1.83%	2.02%
Lipper Global Natural Resources Funds Classification Average**	10.51%	-5.49%	0.92%

Class C Shares	-8.23%	-5.14%	-1.40%
Class R3 Shares	-7.78%	-4.69%	-0.93%
Class I Shares	-7.35%	-4.21%	-0.43%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-6.92%	-6.83%	-1.09%
Class A Shares at maximum Offering Price	-12.25%	-7.92%	-1.99%
Class C Shares	(-7.59)%	-7.51%	-1.82%
Class R3 Shares	-7.09%	-7.05%	-1.35%
Class I Shares	-6.71%	-6.59%	-0.85%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.43%
Class C Shares	2.19%
Class R3 Shares	1.70%
Class I Shares	1.16%

*	Since inception returns for Class A, C and I Shares, and for the comparative indexes and Lipper classification average, are from 12/15/06. The returns for Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 9/29/09, returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Tradewinds Small-Cap Opportunities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	11.72%	3.34%
Class A Shares at maximum Offering Price	5.30%	0.10%
MSCI AC (All Country) World Small Cap Index**	27.85%	22.35%
Lipper Global Small/Mid-Cap Funds Classification Average**	27.31%	20.17%

Class C Shares	10.82%	2.54%
Class R3 Shares	11.42%	3.08%
Class I Shares	11.96%	3.61%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	7.50%	0.53%
Class A Shares at maximum Offering Price	1.32%	-2.77%
Class C Shares	6.71%	-0.25%
Class R3 Shares	7.26%	0.28%
Class I Shares	7.80%	0.78%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	6.34%	1.47%
Class C Shares	7.09%	2.22%
Class R3 Shares	6.59%	1.72%
Class I Shares	6.09%	1.22%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.25% (1.50% after November 30, 2014) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 9/22/11.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Holding Summaries as of July 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Tradewinds Global Resources Fund

Portfolio Allocation[1]
Common Stocks	96.1%
Short-Term Investments	1.7%
Warrants[5]	—%
Other[2]	2.2%

Country Allocation[1]
United States	30.7%
Canada	20.2%
France	10.6%
United Kingdom	8.1%
Brazil	6.3%
Italy	3.4%
Short-Term Investments[4]	1.7%
Other[6]	19.0%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	31.5%
Metals & Mining	12.3%
Food Products	12.1%
Chemicals	11.2%
Energy Equipment & Services	5.5%
Electric Utilities	5.0%
Electrical Equipment	4.7%
Short-Term Investments	1.7%
Other[3]	16.0%

Top Five Common Stock Holdings[1]
Total SA, Sponsored ADR	4.4%
Royal Dutch Shell PLC, Class B Shares	4.2%
Bunge Limited	3.7%
Bankers Petroleum Limited	3.6%
Transocean Ltd.	3.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 4.7% of net assets.

4	Denominated in U.S. Dollars.

5	Rounds to less than 0.1%.

6	Includes other assets less liabilities and all countries less than 3.4% of net assets.

16	Nuveen Investments

Holding Summaries as of July 31, 2013 (continued)

Nuveen Tradewinds Small-Cap Opportunities Fund

Portfolio Allocation[1]
Common Stocks	92.5%
Convertible Bonds	1.9%
Equity Linked Certificates	1.9%
Corporate Bonds	0.3%
Warrants[4]	—%
Other[2]	3.4%

Country Allocation[1]
United States	32.3%
Canada	20.7%
United Kingdom	12.0%
Brazil	6.1%
South Africa	4.8%
Italy	4.1%
Other[5]	20.0%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	10.1%
Commercial Services & Supplies	7.6%
Chemicals	7.4%
Electronic Equipment & Instruments	7.3%
Insurance	7.3%
Capital Markets	6.1%
Airlines	6.1%
Metals & Mining	5.8%
Pharmaceuticals	5.0%
Specialty Retail	4.4%
Wireless Telecommunication Services	3.4%
Commercial Banks	3.2%
Food Products	2.4%
Construction Materials	2.2%
Paper & Forest Products	2.0%
Other[3]	19.7%

Top Five Common Stock Holdings[1]
Uranium Participation Corporation	4.2%
Tech Data Corporation	3.7%
Bankers Petroleum Limited	3.7%
Ingram Micro, Inc., Class A	3.6%
NII Holdings Inc.	3.4%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.0% of net assets.

4	Round to less than 0.1%.

5	Includes other assets less liabilities and all countries less than 4.1% of net assets.

Nuveen Investments	17

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Tradewinds Global Resources Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$837.80	$834.70	$836.70	$838.70	$1,017.50	$1,013.74	$1,016.27	$1,018.74
Expenses Incurred During Period	$6.70	$10.14	$7.83	$5.56	$7.35	$11.13	$8.60	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.23%, 1.72% and 1.22% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tradewinds Small-Cap Opportunities Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$929.10	$925.20	$927.70	$930.10	$1,017.50	$1,013.79	$1,016.27	$1,018.70
Expenses Incurred During Period	$7.03	$10.60	$8.22	$5.89	$7.35	$11.08	$8.60	$6.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.47%, 2.22%, 1.72% and 1.23% for Classes A, C, R3 and I, respectively, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

18	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Global Resources Fund and Nuveen Tradewinds Small-Cap Opportunities Fund (each a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 9 to the financial statements, the Funds will be liquidated after the close of business on October 11, 2013.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2013

Nuveen Investments	19

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund

July 31, 2013

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.1%

	COMMON STOCKS – 96.1%

	Capital Markets – 2.5%

141,954	Uranium Participation Corporation, (2)	$686,896
	Chemicals – 11.2%

6,558	Agrium Inc.	557,430

129,237	Borregaard ASA	546,090

163,800	Fertilizantes Heringer S.A., (2)	623,938

8,229	Koninklijke DSM NV	578,025

6,120	Mosaic Company	251,471

244,951	United Phosphorus Limited	512,018
	Total Chemicals	3,068,972
	Commercial Services & Supplies – 3.4%

159,907	Cape PLC	617,877

94,106	Downer EDI Limited	318,894
	Total Commercial Services & Supplies	936,771
	Electric Utilities – 5.0%

70,240	Centrais Eletricas Brasileiras S.A., PFD B	256,163

19,119	Exelon Corporation	584,850

306,788	RusHydro, GDR, (2)	520,006
	Total Electric Utilities	1,361,019
	Electrical Equipment – 4.7%

21,430	Alstom SA	724,709

32,726	Areva S.A., (2)	550,526
	Total Electrical Equipment	1,275,235
	Energy Equipment & Services – 5.5%

3,980	National-Oilwell Varco Inc.	279,277

10,584	Superior Energy Services, Inc., (2)	271,162

20,254	Transocean Ltd.	955,179
	Total Energy Equipment & Services	1,505,618
	Food Products – 12.1%

133,834	Adecoagro S.A., (2)	876,613

9,443	Archer-Daniels-Midland Company	344,386

93,100	BrasilAgro Companhia Brasileira de Propriedades Agricoles, (2)	421,151

13,230	Bunge Limited	1,005,612

26,943	Dean Foods Company, (2)	293,679

23,618	Kernal Holding SA, (2)	370,357
	Total Food Products	3,311,798
	Industrial Conglomerates – 1.1%

2,762	Siemens AG, Sponsored ADR	302,442
	Machinery – 2.6%

5,345	AGCO Corporation	300,656

6,666	Vallourec SA	393,478
	Total Machinery	694,134
	Metals & Mining – 12.3%

378,038	Banro Corporation, (2)	351,575

103,162	Banro Corporation, (3)	91,400

20	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining (continued)

41,047	Barrick Gold Corporation			$696,568

1,797,088	Eastern Platinum Limited, (2)			139,974

15,574	Freeport-McMoRan Copper & Gold, Inc.			440,433

13,406	Impala Platinum Holdings Limited			131,811

51,708	Kinross Gold Corporation			270,433

739,636	Saint Barbara Limited, (2)			329,087

59,225	Silver Standard Resources, Inc., (2)			454,256

111,607	Turquoise Hill Resources Limited, (2)			449,776
	Total Metals & Mining			3,355,313
	Oil, Gas & Consumable Fuels – 31.5%

10,336	Apache Corporation			829,464

338,264	Bankers Petroleum Limited, (2)			981,430

34,765	Cameco Corporation			706,425

13,293	CONSOL Energy Inc.			412,482

13,492	Devon Energy Corporation			742,195

95,584	ERG S.P.A.			928,269

22,804	Peabody Energy Corporation			377,634

102,095	Petrobras Argentina S.A., ADR			424,715

32,420	Royal Dutch Shell PLC, Class B Shares			1,143,953

12,937	StatoilHydro ASA			280,571

50,617	Talisman Energy Inc.			572,478

22,908	Total SA, Sponsored ADR			1,215,267
	Total Oil, Gas & Consumable Fuels			8,614,883
	Paper & Forest Products – 1.6%

6,125	Domtar Corporation			425,749
	Real Estate Management & Development – 2.6%

96,433	Cresud S.A., Sponsored ADR			717,462
	Total Common Stocks (cost $32,721,681)			26,256,292

Shares	Description (1)			Value
	WARRANTS – 0.0%

	Metals & Mining – 0.0%

75,504	Banro Corporation, 144A			$3,775
	Total Warrants (cost $—)			3,775
	Total Long-Term Investments (cost $32,721,681)			26,260,067

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.7%

$467	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $466,592, collateralized by $475,000 U.S. Treasury Notes, 0.750%, due 12/15/13, value $476,617	0.010%	8/01/13	$466,591
	Total Short-Term Investments (cost $466,591)			466,591
	Total Investments (cost $33,188,272) – 97.8%			26,726,658
	Other Assets Less Liabilities – 2.2%			602,479
	Net Assets – 100%			$27,329,137

Nuveen Investments	21

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund (continued)

July 31, 2013

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, Common Stock classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Small-Cap Opportunities Fund

July 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 92.5%

	Aerospace & Defense – 1.0%

6,700	Finmeccanica SPA, (2)	$35,012
	Airlines – 6.1%

7,908	Skywest Inc.	119,569

4,515	WestJet Airlines Limited	96,709
	Total Airlines	216,278
	Capital Markets – 6.1%

19,771	GP Investments Ltd., BDR, (2)	32,066

1,000	Mirae Asset Securities Company Limited	36,896

30,566	Uranium Participation Corporation, (2)	147,905
	Total Capital Markets	216,867
	Chemicals – 5.5%

27,546	Borregaard ASA	116,396

20,500	Fertilizantes Heringer S.A., (2)	78,088
	Total Chemicals	194,484
	Commercial Banks – 3.2%

2,607	Laurentian Bank of Canada	114,347
	Commercial Services & Supplies – 7.6%

29,605	Cape PLC	114,393

21,470	Downer EDI Limited	72,755

55,115	Rentokil Initial PLC	82,167
	Total Commercial Services & Supplies	269,315
	Construction & Engineering – 1.5%

22,052	Murray & Roberts Holdings Limited, (2)	53,155
	Construction Materials – 2.2%

57,496	India Cements Limited, 144A, GDR, Reg S	49,217

138,000	Luks Group Vietnam Holdings Company Limited	30,605
	Total Construction Materials	79,822
	Diversified Telecommunication Services – 1.2%

22,468	Telkom S.A. Ltd, (2)	44,137
	Electronic Equipment & Instruments – 7.3%

5,541	Ingram Micro, Inc., Class A, (2)	126,501

2,581	Tech Data Corporation, (2)	132,509
	Total Electronic Equipment & Instruments	259,010
	Food Products – 2.4%

7,350	Adecoagro SA, (2)	48,143

1,274	Fresh Del Monte Produce Inc.	35,787
	Total Food Products	83,930
	Health Care Technology – 1.5%

3,452	Allscripts Healthcare Solutions Inc., (2)	54,576
	Hotels, Restaurants & Leisure – 1.6%

5,937	Orascom Development Holding AG, (2)	56,454
	Household Durables – 1.1%

16,223	Gafisa S.A., ADR, (2)	39,097

Nuveen Investments	23

Portfolio of Investments

Nuveen Tradewinds Small-Cap Opportunities Fund (continued)

July 31, 2013

Shares	Description (1)	Value

	Insurance – 7.3%

10,283	Catlin Group Limited	$79,154

1,544	Endurance Specialty Holdings Limited	81,261

6,814	Old Republic International Corporation	98,462
	Total Insurance	258,877
	Internet & Catalog Retail – 1.3%

20,041	Home Retail Group	45,853
	IT Services – 1.1%

2,156	Sykes Enterprises Inc., (2)	37,859
	Marine – 1.0%

1,525	Stolt-Nielsen Ltd.	35,584
	Metals & Mining – 5.5%

69,311	Banro Corporation, (2)	64,459

467,953	Eastern Platinum Limited, (2)	36,448

87,397	Saint Barbara Limited, (2)	38,886

7,149	Silver Standard Resources, Inc., (2)	54,833
	Total Metals & Mining	194,626
	Oil, Gas & Consumable Fuels – 10.1%

13,098	Arch Coal Inc.	51,082

45,489	Bankers Petroleum Limited, (2)	131,981

11,229	ERG S.P.A.	109,051

16,515	Petrobras Argentina S.A., ADR	68,702
	Total Oil, Gas & Consumable Fuels	360,816
	Paper & Forest Products – 2.0%

1,035	Domtar Corporation	71,943
	Pharmaceuticals – 5.0%

565	EGIS Pharmaceuticals PLC	52,481

1,809	Impax Laboratories Inc., (2)	37,519

231,500	United Laboratories International Holdings Ltd, (2)	89,250
	Total Pharmaceuticals	179,250
	Professional Services – 1.8%

8,746	CBIZ Inc., (2)	63,496
	Real Estate Management & Development – 1.3%

6,271	Cresud S.A., Sponsored ADR	46,656
	Specialty Retail – 4.4%

5,794	Cashbuild Limited	74,311

7,255	Rona Inc.	80,873
	Total Specialty Retail	155,184
	Wireless Telecommunication Services – 3.4%

16,989	NII Holdings Inc., (2)	121,981
	Total Common Stocks (cost $3,355,963)	3,288,609

24	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value

	CONVERTIBLE BONDS – 1.9%

	Biotechnology – 1.9%

$94	Dendreon Corporation, Convertible Bond	2.875%	1/15/16	N/R	$68,268
$94	Total Convertible Bonds (cost $70,738)				68,268

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 0.3%

	Metals & Mining – 0.3%

$15	Banro Corporation, 144A	10.000%	3/01/17	N/R	$9,750
$15	Total Corporate Bonds (cost $15,000)				9,750

Shares	Description (1)				Value
	WARRANTS – 0.0%

	Metals & Mining – 0.0%

720	Banro Corporation, 144A				$36
	Total Warrants (cost $—)				36

Shares	Description (1)				Value
	EQUITY LINKED CERTIFICATES – 1.9% (4)

	Chemicals -1.9%

32,694	HSBC Securities Program, Equity Linked Note, United Phosphorus Ltd., 144A, Reg S				$68,036
	Total Equity Linked Certificates (cost $71,493)				68,036
	Total Investments (cost $3,513,194) – 96.6%				3,434,699
	Other Assets Less Liabilities – 3.4%				120,710
	Net Assets – 100%				$3,555,409

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.
(4)	Equity Linked Certificates provide the price appreciation or depreciation of a single stock; used to gain access to the return characteristics of small amounts of shares in countries with a costly or lengthy registration process. Similar to an ADR, except that a third party (not the equity issuer) is responsible for paying stock returns under the note.
Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt.
BDR	Brazilian Depositary Receipt.
GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Assets and Liabilities

July 31, 2013

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Assets
Long-term investments, at value (cost $32,721,681 and $3,513,194, respectively)	$26,260,067	$3,434,699
Short-term investments, at value (cost approximates value)	466,591	—
Cash	—	100,728
Receivable for:
Dividends	59,546	1,270
From Adviser	17,726	13,069
Interest	—	749
Investments sold	989,086	22,136
Shares sold	22,125	1,295
Other assets	13,857	4,375
Total assets	27,828,998	3,578,321
Liabilities
Payable for:
Investments purchased	275,724	—
Shares redeemed	161,357	—
Accrued expenses:
12b-1 distribution and service fees	7,768	391
Trustees fees	231	28
Other	54,781	22,493
Total liabilities	499,861	22,912
Net assets	$27,329,137	$3,555,409
Class A Shares
Net assets	$9,340,219	$493,726
Shares outstanding	587,192	24,158
Net asset value per share	$15.91	$20.44
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$16.88	$21.69
Class C Shares
Net assets	$6,404,547	$213,980
Shares outstanding	413,228	10,545
Net asset value and offering price per share	$15.50	$20.29
Class R3 Shares
Net assets	$60,132	$254,866
Shares outstanding	3,786	12,500
Net asset value and offering price per share	$15.88	$20.39
Class I Shares
Net assets	$11,524,239	$2,592,837
Shares outstanding	719,721	126,550
Net asset value and offering price per share	$16.01	$20.49
Net assets consist of:
Capital paid-in	$79,281,407	$3,530,875
Undistributed (Over-distribution of) net investment income	65,110	14,538
Accumulated net realized gain (loss)	(45,549,567)	88,468
Net unrealized appreciation (depreciation)	(6,467,813)	(78,472)
Net assets	$27,329,137	$3,555,409
Authorized shares-per class	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Operations

Year Ended July 31, 2013

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Investment Income
Dividends (net of foreign tax withheld of $64,062 and $4,080, respectively)	$595,253	$57,427
Interest	37,283	25,853
Total investment income	632,536	83,280
Expenses
Management fees	327,148	45,125
12b-1 service fees – Class A	35,084	1,387
12b-1 distribution and service fees – Class C	97,541	1,855
12b-1 distribution and service fees – Class R3	328	1,305
Shareholder servicing agent fees and expenses	45,426	7,760
Custodian fees and expenses	186,133	24,119
Trustees fees and expenses	1,153	294
Professional fees	25,523	15,689
Shareholder reporting expenses	26,414	11,052
Federal and state registration fees	52,608	47,736
Other expenses	44,577	29,607
Total expenses before fee waiver/expense reimbursement	841,935	185,929
Fee waiver/expense reimbursement	(249,861)	(124,589)
Net expenses	592,074	61,340
Net investment income (loss)	40,462	21,940
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(8,175,011)	189,243
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,892,230	429,922
Net realized and unrealized gain (loss)	(1,282,781)	619,165
Net increase (decrease) in net assets from operations	$(1,242,319)	$641,105

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Changes in Net Assets

	Tradewinds Global Resources		Tradewinds Small-Cap Opportunities
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	For the Period 9/22/11 (Commencement of Operations) through 7/31/12
Operations
Net investment income (loss)	$40,462	$158,838	$21,940	$18,582
Net realized gain (loss) from investments and foreign currency	(8,175,011)	(35,644,704)	189,243	83,903
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,892,230	(12,649,825)	429,922	(508,394)
Net increase (decrease) in net assets from operations	(1,242,319)	(48,135,691)	641,105	(405,909)
Distributions to Shareholders
From net investment income:
Class A	—	(219,202)	(5,610)	—
Class C	—	—	(618)	—
Class R3	—	(174)	(2,059)	—
Class I	—	(850,983)	(53,709)	—
From accumulated net realized gains:
Class A	—	(1,099,913)	(15,616)	—
Class C	—	(592,617)	(4,132)	—
Class R3	—	(1,844)	(7,751)	—
Class I	—	(2,851,149)	(122,513)	—
Decrease in net assets from distributions to shareholders	—	(5,615,882)	(212,008)	—
Fund Share Transactions
Proceeds from sale of shares	6,168,018	105,538,213	1,067,689	5,718,676
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	3,318,782	34,954	—
	6,168,018	108,856,995	1,102,643	5,718,676
Cost of shares redeemed	(26,405,108)	(176,970,625)	(2,599,086)	(690,012)
Redemption fees	N/A	10,484	N/A	—
Net increase (decrease) in net assets from Fund share transactions	(20,237,090)	(68,103,146)	(1,496,443)	5,028,664
Net increase (decrease) in net assets	(21,479,409)	(121,854,719)	(1,067,346)	4,622,755
Net assets at the beginning of period	48,808,546	170,663,265	4,622,755	—
Net assets at the end of period	$27,329,137	$48,808,546	$3,555,409	$4,622,755
Undistributed (Over-distribution of) net investment income at the end of period	$65,110	$(132,438)	$14,538	$27,492

N/A –	Effective March 30, 2012 the Fund no longer imposes a redemption fee on shares that were redeemed or exchanged within 30 days of acquisition.

See accompanying notes to financial statements.

28	Nuveen Investments

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Nuveen Investments	29

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Redemption Fees(a)		Ending Net Asset Value
Class A (12/06)
2013	$17.20	$.03	$(1.32)	$(1.29)	$—	$—	$—	$—		$15.91
2012	25.87	.03	(7.97)	(7.94)	(.12)	(.61)	(.73)	—	**	17.20
2011	21.00	(.08)	5.48	5.40	(.22)	(.31)	(.53)	—	**	25.87
2010	17.92	(.07)	3.52	3.45	(.37)	—	(.37)	—	**	21.00
2009	22.60	.03	(4.09)	(4.06)	—	(.62)	(.62)	—		17.92
Class C (12/06)
2013	16.89	(.10)	(1.29)	(1.39)	—	—	—	—		15.50
2012	25.45	(.11)	(7.84)	(7.95)	—	(.61)	(.61)	—	**	16.89
2011	20.69	(.26)	5.38	5.12	(.05)	(.31)	(.36)	—	**	25.45
2010	17.68	(.21)	3.46	3.25	(.24)	—	(.24)	—	**	20.69
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68
Class R3 (9/09)
2013	17.22	— **	(1.34)	(1.34)	—	—	—	—		15.88
2012	25.87	.01	(7.99)	(7.98)	(.06)	(.61)	(.67)	—	**	17.22
2011	21.02	(.13)	5.45	5.32	(.16)	(.31)	(.47)	—		25.87
2010(d)	19.63	(.11)	1.91	1.80	(.41)	—	(.41)	—	**	21.02
Class I (12/06)
2013	17.27	.09	(1.35)	(1.26)	—	—	—	—		16.01
2012	25.99	.06	(7.99)	(7.93)	(.18)	(.61)	(.79)	—	**	17.27
2011	21.09	(.01)	5.50	5.49	(.28)	(.31)	(.59)	—	**	25.99
2010	17.99	(.02)	3.54	3.52	(.42)	—	(.42)	—	**	21.09
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99

30	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

(7.50)%	$9,340	2.13%		(.47)%	1.47%		.19%	70%
(31.05)	18,110	1.46		.13	1.46		.13	88
25.55	56,883	1.50		(.30)	1.48		(.29)	38
19.34	4,464	2.04		(.80)	1.58		(.34)	50
(16.58)	1,339	3.58		(1.78)	1.60		.20	65

(8.23)	6,405	2.88		(1.22)	2.22		(.56)	70
(31.55)	12,899	2.22		(.54)	2.22		(.54)	88
24.69	25,239	2.25		(1.03)	2.23		(1.01)	38
18.40	4,603	2.86		(1.59)	2.33		(1.06)	50
(17.18)	640	4.29		(2.39)	2.35		(.45)	65

(7.78)	60	2.42		(.69)	1.72		.01	70
(31.18)	63	1.73		.02	1.73		.03	88
25.24	79	1.76		(.56)	1.73		(.52)	38
9.17	64	2.25	*	(1.06)*	1.83	*	(.65 )*	50

(7.35)	11,524	1.88		(.17)	1.22		.49	70
(30.85)	17,736	1.19		.29	1.19		.29	88
25.84	88,463	1.24		(.06)	1.23		(.05)	38
19.63	9,440	1.74		(.51)	1.33		(.10)	50
(16.38)	8,431	3.12		(1.24)	1.35		.52	65

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 29, 2009 (commencement of operations) through July 31, 2010.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	31

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS SMALL-CAP OPPORTUNITIES
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (9/11)
2013	$19.04	$.07	$2.17	$2.24	$(.22)	$(.62)	$(.84)	$20.44
2012(d)	20.00	.18	(1.14)	(.96)	—	—	—	19.04
Class C (9/11)
2013	18.91	(.09)	2.15	2.06	(.06)	(.62)	(.68)	20.29
2012(d)	20.00	.01	(1.10)	(1.09)	—	—	—	18.91
Class R3 (9/11)
2013	19.00	.02	2.15	2.17	(.16)	(.62)	(.78)	20.39
2012(d)	20.00	.06	(1.06)	(1.00)	—	—	—	19.00
Class I (9/11)
2013	19.08	.12	2.18	2.30	(.27)	(.62)	(.89)	20.49
2012(d)	20.00	.22	(1.14)	(.92)	—	—	—	19.08

32	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate(e)

11.72%	$494	4.25%		(2.44)%		1.47%		.34%		79%
(4.85)	503	9.28	*	(6.77	)*	1.47	*	1.03	*	70

10.82	214	5.28		(3.50)		2.22		(.44)		79
(5.45)	110	9.49	*	(7.21	)*	2.22	*	.05	*	70

11.42	255	4.53		(2.73)		1.72		.08		79
(5.05)	237	8.52	*	(6.45	)*	1.72	*	.34	*	70

11.96	2,593	3.84		(2.06)		1.22		.57		79
(4.60)	3,772	5.19	*	(2.61	)*	1.22	*	1.35	*	70
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 22, 2011 (commencement of operations) through July 31, 2012.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	33

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”) and Nuveen Tradewinds Small-Cap Opportunities Fund (“Tradewinds Small-Cap Opportunities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Tradewinds Global Investors, LLC (“Tradewinds”), an affiliate of Nuveen, under which Tradewinds manages the investment portfolios of the Funds.

Each Fund’s investment objective is to provide long-term capital appreciation.

Under normal market conditions, Tradewinds Global Resources invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by U.S. and non-U.S. natural resource-related companies. Natural resource-related companies are defined as (i) companies in the energy, industrials, materials and utilities sectors; (ii) companies in the food products industry; (iii) companies, if not in one of these sectors or industry, that (a) derive at least 50% of their revenues or profits from owning, producing, refining, processing, transporting or marketing natural resources or (b) have at least 50% of the fair market value of their assets invested in natural resources; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to natural resources. The Fund invests at least 40% of its net assets in non-U.S. securities. The Fund may invest up to 50% of its net assets in securities of emerging markets issuers. The Fund invests in securities of companies located in at least three different countries, which may include the United States. No more than 35% of the Fund’s net assets may be invested in securities of companies located in a single non-U.S. country, other than Canada. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Small-Cap Opportunities invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. and non-U.S. companies with market capitalizations between $100 million and $3 billion at the time of purchase (the “80% test”). The Fund will not be required to sell securities if the percentage of its assets invested in such companies falls below 80%. However, the Fund may not purchase any securities outside of the foregoing market capitalization range unless, after such purchase, the Fund meets the 80% test. The Fund may invest up to 75% of its net assets in non-U.S. equity securities, including up to 25% of its net assets in equity securities of companies located in emerging market countries.

Each Fund’s most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. As of July 31, 2013, there were no outstanding purchase commitments in either of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or

34	Nuveen Investments

enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Tradewinds Global Resources imposed a 2% redemption fee on shares that were redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed or exchanged were recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable. Effective March 30, 2012, the Funds no longer impose a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Nuveen Investments	35

Notes to Financial Statements (continued)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$26,164,892	$91,400	$—	$26,256,292
Warrants	—	3,775	—	3,775
Short-Term Investments:
Repurchase Agreements	—	466,591	—	466,591
Total	$26,164,892	$561,766	$—	$26,726,658

36	Nuveen Investments

Tradewinds Small-Cap Opportunities	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,288,609	$—	$—	$3,288,609
Convertible Bonds	—	68,268	—	68,268
Corporate Bonds	—	9,750	—	9,750
Warrants	—	36	—	36
Equity Linked Certificates	—	68,036	—	68,036
Total	$3,288,609	$146,090	$—	$3,434,699
*	Refer to the Fund’s Portfolio of Investments for industry classifications and a breakdown of Common Stock classified as Level 2.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.
(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Nuveen Investments	37

Notes to Financial Statements (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Global Resources
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	75,397	$1,341,389	465,938	$10,262,398
Class C	48,528	852,301	199,955	4,181,680
Class R3	122	2,234	608	9,923
Class I	234,979	3,972,094	4,022,662	91,084,212
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	59,203	1,166,848
Class C	—	—	19,264	371,412
Class R3	—	—	17	327
Class I	—	—	89,746	1,780,195
	359,026	6,168,018	4,857,393	108,856,995
Shares redeemed:
Class A	(540,947)	(9,670,401)	(1,671,284)	(35,426,241)
Class C	(399,056)	(6,958,155)	(447,252)	(8,784,698)
Class R3	—	—	—	—
Class I	(542,017)	(9,776,552)	(6,489,219)	(132,759,686)
Redemption fees:
Class A	N/A	N/A	—	2,756
Class C	N/A	N/A	—	1,484
Class R3	N/A	N/A	—	—
Class I	N/A	N/A	—	6,244
	(1,482,020)	(26,405,108)	(8,607,755)	(176,960,141)
Net increase (decrease)	(1,122,994)	$(20,237,090)	(3,750,362)	$(68,103,146)
N/A – Effective March 30, 2012, the Fund no longer imposes a redemption fee on shares that are redeemed or exchanged within 30 days of acquisition.

38	Nuveen Investments

	Tradewinds Small-Cap Opportunities
	Year Ended 7/31/13		For the period 9/22/11 (commencement of operations) through 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,886	$147,090	50,276	$1,080,807
Class C	5,412	114,397	15,546	315,052
Class R3	—	—	12,500	250,000
Class I	39,008	806,202	198,448	4,072,817
Shares issued to shareholders due to reinvestment of distributions:
Class A	900	18,911	—	—
Class C	137	2,858	—	—
Class R3	—	—	—	—
Class I	625	13,185	—	—
	52,968	1,102,643	276,770	5,718,676
Shares redeemed:
Class A	(10,035)	(209,639)	(23,869)	(497,714)
Class C	(830)	(17,430)	(9,720)	(177,390)
Class R3	—	—	—	—
Class I	(110,764)	(2,372,017)	(767)	(14,908)
	(121,629)	(2,599,086)	(34,356)	(690,012)
Net increase (decrease)	(68,661)	$(1,496,443)	242,414	$5,028,664

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended July 31, 2013, were as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Purchases	$25,156,638	$3,431,515
Sales and maturities	45,203,824	5,027,330

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Cost of investments	$34,862,183	$3,644,191
Gross unrealized:
Appreciation	$926,425	$358,690
Depreciation	(9,061,950)	(568,182)
Net unrealized appreciation (depreciation) of investments	$(8,135,525)	$(209,492)

Nuveen Investments	39

Notes to Financial Statements (continued)

Permanent differences, primarily due to foreign currency reclassifications and adjustments for investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ tax year end, as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Capital paid-in	$—	$—
Undistributed (Over-distribution of) net investment income	157,086	27,102
Accumulated net realized gain (loss)	(157,086)	(27,102)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ tax year end, were as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Undistributed net ordinary income[1]	$66,788	$234,003
Undistributed net long-term capital gains	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Distribution from net ordinary income[1]	$ —	$212,008
Distribution from net long-term capital gains	—	—

2012	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities[2]
Distributions from net ordinary income[1]	$4,009,552	$—
Distributions from net long-term capital gains	1,606,330	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

[2]	For the period September 22, 2011 (commencement of operations) through July 31, 2012.

As of July 31, 2013, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by a Fund, while the losses subject to expiration are considered short-term:

Tradewinds Global Resources
Not subject to expiration:
Short-term losses	$15,573,964
Long-term losses	28,303,365
Total	$43,877,329

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Tradewinds is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

40	Nuveen Investments

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds Small-Cap Opportunities Fund-Level Fee Rate
For the first $125 million	.7000%	.8000%
For the next $125 million	.6875	.7875
For the next $250 million	.6750	.7750
For the next $500 million	.6625	.7625
For the next $1 billion	.6500	.7500
For net assets over $2 billion	.6250	.7250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Global Resources	1.25%	November 30, 2013	1.55%
Tradewinds Small-Cap Opportunities	1.25	November 30, 2014	1.50

The Adviser may also voluntarily reimburse expenses from time to time in either Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Sales charges collected (Unaudited)	$12,672	$—
Paid to financial intermediaries (Unaudited)	11,114	—

Nuveen Investments	41

Notes to Financial Statements (continued)

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Commission advances (Unaudited)	$3,286	$416

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
12b-1 fees retained (Unaudited)	$9,711	$1,855

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2013, as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
CDSC retained (Unaudited)	$2,972	$—

As of July 31, 2013, Nuveen owned shares of the Funds as follows:

	Tradewinds Global Resources	Tradewinds Small-Cap Opportunities
Class A Shares	$—	$—
Class C Shares	—	2,284
Class R3 Shares	2,547	12,500
Class I Shares	—	—

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

9. Subsequent Events

Tradewinds Global Resources and Tradewinds Small-Cap Opportunities will be liquidated after the close of business on October 11, 2013. After the close of business on October 11, 2013, the funds will liquidate any remaining shareholder accounts and will send shareholders the proceeds of the liquidation.

42	Nuveen Investments

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

Nuveen Investments	43

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

44	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

Nuveen Investments	45

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

46	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Tradewinds Global Investors, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments	47

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. In this regard, the Board is closely monitoring the Sub-Adviser in light of management changes last year. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information

48	Nuveen Investments

reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Tradewinds Small-Cap Opportunities Fund (the “Small-Cap Opportunities Fund”), which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Funds lagged their peers and/or benchmarks over various periods. In this regard, they observed the following. Although the Nuveen Tradewinds Global Resources Fund (the “Global Resources Fund”) was in the first quartile for the five-year period, such Fund was in the third quartile for the three-year period and the fourth quartile for the one-year period and underperformed its benchmark in the foregoing periods. In addition, the Small-Cap Opportunities Fund lagged its peers and underperformed its benchmark for the one-year period, although such Fund was a new fund with a limited performance history.

As described above, for funds with challenged performance, the Board considered and discussed the factors contributing to the results. In this regard, the Board recognized the recent challenged performance of the Funds resulted, in part, from the departures of certain senior investment managers, the sale of portfolio securities to meet the subsequent redemptions, and certain portfolio holdings and sector positioning that further detracted from performance. The Board, however, recognized that the new co-chief investment officers at the Sub-Adviser have been in their leadership positions for only one year. They remain engaged in driving a renewed focus on portfolio construction, including instituting a more intense review of stocks or currencies that have fallen below a specified threshold, revisiting valuation approaches to analyzing a company or industry and encouraging more extensive collaboration among analysts and portfolio managers. The Board is encouraged by these steps and will continue to monitor management’s progress on these issues in general and for the Funds, in particular, as well as any further steps proposed or taken to address performance issues.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In

Nuveen Investments	49

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Small-Cap Opportunities Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages. In addition, they noted that the Global Resources Fund had a higher net management fee than its peer average, but a net expense ratio in line with its peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

50	Nuveen Investments

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. With respect to fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Nevertheless, the Sub-Adviser may also engage in soft dollar arrangements on behalf of other clients, and the Funds as well as the Sub-Adviser may benefit from the research or other services received. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	51

Notes

52	Nuveen Investments

Notes

Nuveen Investments	53

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Natural Resources Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Natural Resources Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Global Small/Mid-Cap Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Small/Mid-Cap Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Market Benchmark Composite Index: An index comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI AC (All Country) World Small Cap Index: An unmanaged index designed to measure the performance of the small cap sector of global equity markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P Global Natural Resources Index: The index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific invest ability requirements, offering investors diversified, liquid and investable equity exposure across 3 primary commodity-related sectors: Agribusiness, energy, metals and mining. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

54	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Fund hereby designate its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Tradewinds Small-Cap Opportunities Fund	9.00%	38.00%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC -0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	55

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-TGRSCO-0713P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Winslow Large-Cap Growth Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Winslow Large-Cap Growth Fund

This Fund is available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and qualified institutional buyers, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A, R3 and R6 Shares. Class A, Class C and Class I Shares are also available to retail customers of certain broker-dealers.

The Nuveen Winslow Large-Cap Growth Fund features management by Winslow Capital Management LLC (Winslow Capital), an affiliate of Nuveen Investments. The Fund is managed by a team led by Clark J. Winslow, who has served as Chief Executive Officer (CEO) and a portfolio manager at Winslow Capital since 1992. Other portfolio managers include Justin H. Kelly, CFA, and Patrick M. Burton, CFA. Here they discuss economic and market conditions, their management strategy and the performance of the Fund for the twelve-month reporting period ended July 31, 2013.

Effective March 31, 2013, Winslow Capital announced that Justin Kelly would assume the position of Chief Investment Officer (CIO). Justin Kelly will continue to serve as a portfolio manager for this Fund. Clark Winslow will continue his role as CEO and remain a member of the Operating Committee and a portfolio manager of the Fund. Bart Wear announced his retirement from Winslow Capital and the industry effective July 1, 2013. Patrick Burton, CFA, became a portfolio manager of the Fund effective March 31, 2013. These actions are consistent with Winslow Capital’s long-term strategic and succession planning for the firm.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued slowly to show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff”. The tax consequences of the fiscal cliff situation, which had been scheduled to become effective in

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities for most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman’s comments that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

With the fairly benign macro environment and ongoing low interest rates, U.S. investors continued to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit new all-time highs during the reporting period, with the S&P 500® gaining 25% over the twelve-month time frame. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the United States as well, which drove very strong equity market advances globally.

How did the Fund perform during the twelve-month reporting period ended July 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Fund for the one-year and since inception periods ended July 31, 2013. The Fund’s Class A Shares at net asset value (NAV) underperformed the Lipper classification average and performed in line with the Russell 1000® Growth Index. A more detailed account of the Fund’s performance is provided later in this report.

What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. In assembling the Fund’s portfolio, we believe that investing in companies with above average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is performed internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information, whether that source is from within the company, its suppliers or competitors.

6	Nuveen Investments

The U.S. economy remains the strongest within the developed world. The market performed strongly throughout the reporting period, with modest gains in the beginning of the period and some declines at the end of 2012 prompted by lingering uncertainty about the “fiscal cliff.” During the reporting period, the S&P 500® Index experienced record high performance, as well as a rise in earnings of its constituent companies, however, nearing the end of the reporting period, bond markets suffered on the heels of rising interest rates and price/earnings expansion, rather than earnings growth driving market returns.

The best performing sectors on a relative basis were consumer staples and information technology. In both of these sectors, stock selection and the sectors’ underweights were equal drivers of relative performance. For the information technology sector, Apple, Inc. also contributed to performance. The stock had negative returns in the period on falling street expectations, but the Fund’s underweight helped relative to the index.

The bottom performing sectors for the period were consumer discretionary spending and energy. Stock selection drove underperformance in consumer discretionary, while selection and a slight overweight in energy equally drove the sector’s underperformance.

Top performance contributors included Visa Inc., a global credit card business with a strong presence in international credit and debit card business. In the health care sector, biotechnology company Biogen Idec Inc. strongly gained on solid earnings expectations and the Food and Drug Administration’s approval of Tecfidera, a new key drug for treating multiple sclerosis.

Those positions that detracted from performance included Chinese internet service provider Baidu.com, Inc. The company was the weakest relative contributor, prompting us to sell the position when the outlook called for increased expenditures and revenue estimate reductions for 2013 and 2014. Teradata Corporation, a data warehousing company, also detracted from performance. The company underperformed in a weak environment for traditional IT hardware and software products. Lastly, home improvement retailer Home Depot, Inc. performed positively on an absolute basis, but the holding was a relative detractor since the Fund’s weight in Home Depot was less than the benchmark.

During the reporting period, we initiated positions in The Walt Disney Company because of its improved content monetization of emerging media platforms and a new film cycle. The Fund also purchased positions in Delta Air Lines, Inc. on the basis of structural improvement and increased competition in the airline industry.

We sold positions in the content and analytics provider McGraw-Hill Companies, Inc., as the company faced rising regulatory risk due to a Department of Justice lawsuit. We also sold the Fund’s position in oil and natural gas companies Concho Resources, Inc. and Williams Companies, Inc. on the basis of our valuation analysis and the potential risk of declining oil prices.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards.

Nuveen Investments	7

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8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Winslow Large-Cap Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	1-Year	Since Inception*
Class A Shares at NAV	21.54%	17.62%
Class A Shares at maximum Offering Price	14.55%	15.98%
Russell 1000® Growth Index**	21.64%	19.59%
Lipper Large-Cap Growth Funds Classification Average**	21.86%	17.29%

Class C Shares	20.65%	16.74%
Class R3 Shares	21.25%	17.33%
Class R6 Shares	N/A	8.92%
Class I Shares	21.83%	17.91%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	1-Year	Since Inception*
Class A Shares at NAV	15.60%	16.58%
Class A Shares at maximum Offering Price	8.95%	14.92%
Class C Shares	14.74%	15.70%
Class R3 Shares	15.32%	16.28%
Class R6 Shares	N/A	3.50%
Class I Shares	15.87%	16.86%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.13%	1.04%
Class C Shares	1.92%	1.79%
Class R3 Shares	1.47%	1.29%
Class R6 Shares	0.77%	0.67%
Class I Shares	0.89%	0.79%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2014 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.82% (1.25% after November 30, 2014) of the average daily net assets of any class of Fund shares adjusted downward for Class R6 for savings resulting from the sub-transfer agent and similar fees that are not charged to R6 Shares. The expense limitation expiring November 30, 2014 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

N/A	Not Applicable

*	Since inception returns for Class A, C, R3 and I Shares are from 5/15/09. Since inception returns for Class R6 Shares are cumulative from 3/25/13.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding Summaries as of July 31, 2013

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Winslow Large-Cap Growth Fund

Portfolio Allocation[1]
Common Stocks	99.1%
Short-Term Investments	0.5%
Other[2]	0.4%

Portfolio Composition[1]
Biotechnology	9.1%
Internet Software & Services	8.4%
Internet & Catalog Retail	6.3%
IT Services	6.1%
Media	5.5%
Specialty Retail	4.9%
Road & Rail	4.2%
Chemicals	4.1%
Oil, Gas & Consumable Fuels	4.1%
Computers & Peripherals	3.6%
Aerospace & Defense	3.5%
Capital Markets	3.4%
Pharmaceuticals	3.0%
Industrial Conglomerates	2.8%
Software	2.6%
Food & Staples Retailing	2.4%
Hotels, Restaurants & Leisure	2.4%
Textiles, Apparel & Luxury Goods	2.2%
Communications Equipment	2.0%
Health Care Providers & Services	2.0%
Short-Term Investments	0.5%
Other[3]	16.9%

Top Five Common Stock Holdings[1]
Union Pacific Corporation	4.2%
Google Inc.	3.9%
Apple, Inc.	3.6%
Visa, Inc.	3.5%
priceline.com Incorporated	3.2%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.0% of net assets.

12	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples for Class R6 Shares reflect only the first 128 days of the Class’s operations, they may not provide a meaningful understanding of the Class’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Winslow Large-Cap Growth Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	R6 Shares	I Shares	A Shares	C Shares	R3 Shares	R6 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,110.50	$1,106.80	$1,109.30	$1,089.20	$1,112.10	$1,019.29	$1,015.57	$1,018.00	$1,014.87	$1,020.53
Expenses Incurred During Period	$5.81	$9.72	$7.16	$2.78	$4.50	$5.56	$9.30	$6.85	$2.69	$4.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.11%, 1.86%, 1.37% and .86% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For Class R6, expenses are equal to the Fund’s annualized net expense ratio of .76%, multiplied by the average account value over the period, multiplied by 128/365 (to reflect 128 days in the period since class commencement of operations).

Nuveen Investments	13

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 25, 2013

14	Nuveen Investments

Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 99.1%

	Aerospace & Defense – 3.5%

92,300	Precision Castparts Corporation	$20,464,756

200,820	United Technologies Corporation	21,200,567
	Total Aerospace & Defense	41,665,323
	Airlines – 1.0%

580,600	Delta Air Lines, Inc.	12,326,138
	Auto Components – 1.4%

169,010	BorgWarner Inc.	16,128,624
	Biotechnology – 9.1%

115,200	Alexion Pharmaceuticals Inc., (2)	13,389,696

169,400	Amgen Inc.	18,344,326

103,900	Biogen Idec Inc., (2)	22,663,707

206,700	Celgene Corporation, (2)	30,355,962

360,900	Gilead Sciences, Inc., (2)	22,177,305
	Total Biotechnology	106,930,996
	Capital Markets – 3.4%

77,050	BlackRock Inc.	21,725,018

669,400	Morgan Stanley	18,214,374
	Total Capital Markets	39,939,392
	Chemicals – 4.1%

139,240	Ecolab Inc.	12,829,574

353,382	Monsanto Company	34,907,074
	Total Chemicals	47,736,648
	Communications Equipment – 2.0%

92,700	F5 Networks, Inc., (2)	8,135,352

236,640	QUALCOMM, Inc.	15,275,112
	Total Communications Equipment	23,410,464
	Computers & Peripherals – 3.6%

92,500	Apple, Inc.	41,856,250
	Consumer Finance – 1.2%

191,000	American Express Company	14,090,070
	Diversified Financial Services – 1.0%

212,200	JPMorgan Chase & Co.	11,825,906
	Energy Equipment & Services – 0.9%

200,200	FMC Technologies Inc., (2)	10,670,660
	Food & Staples Retailing – 2.4%

100,920	Costco Wholesale Corporation	11,836,907

267,600	CVS Caremark Corporation	16,454,724
	Total Food & Staples Retailing	28,291,631
	Health Care Equipment & Supplies – 1.2%

376,400	Abbott Laboratories	13,787,532
	Health Care Providers & Services – 2.0%

181,600	Express Scripts, Holding Company, (2)	11,903,880

163,230	UnitedHealth Group Incorporated	11,891,306
	Total Health Care Providers & Services	23,795,186

Nuveen Investments	15

Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund (continued)

July 31, 2013

Shares	Description (1)	Value
	Health Care Technology – 1.5%

52,900	AthenaHealth Inc., (2)	$5,922,155

228,620	Cerner Corporation, (2)	11,202,380
	Total Health Care Technology	17,124,535
	Hotels, Restaurants & Leisure – 2.4%

265,580	Starbucks Corporation	18,919,919

130,850	YUM! Brands, Inc.	9,541,582
	Total Hotels, Restaurants & Leisure	28,461,501
	Industrial Conglomerates – 2.8%

485,860	Danaher Corporation	32,717,812
	Internet & Catalog Retail – 6.3%

120,760	Amazon.com, Inc., (2)	36,375,327

42,570	priceline.com Incorporated, (2)	37,277,272
	Total Internet & Catalog Retail	73,652,599
	Internet Software & Services – 8.4%

440,300	eBay Inc., (2)	22,759,107

51,565	Equinix Inc., (2)	9,248,183

562,700	Facebook Inc., Class A, (2)	20,724,241

52,110	Google Inc., Class A, (2)	46,252,836
	Total Internet Software & Services	98,984,367
	IT Services – 6.1%

166,700	Cognizant Technology Solutions Corporation, Class A, (2)	12,067,413

28,875	MasterCard, Inc.	17,631,364

235,310	Visa Inc.	41,652,223
	Total IT Services	71,351,000
	Media – 5.5%

286,700	CBS Corporation, Class B	15,149,228

111,600	Liberty Global PLC Class A, (2)	9,052,992

3,493,800	Sirius XM Radio Inc.	13,031,874

508,700	Twenty First Century Fox Inc., Class A	15,199,956

194,200	Walt Disney Company	12,555,030
	Total Media	64,989,080
	Multiline Retail – 1.5%

325,000	Dollar General Corporation, (2)	17,767,750
	Oil, Gas & Consumable Fuels – 4.1%

152,700	Cabot Oil & Gas Corporation	11,577,714

204,900	Noble Energy, Inc.	12,804,201

70,500	Pioneer Natural Resources Company	10,910,580

164,300	Range Resources Corporation	12,996,130
	Total Oil, Gas & Consumable Fuels	48,288,625
	Personal Products – 1.0%

183,000	Estee Lauder Companies Inc., Class A	12,013,950
	Pharmaceuticals – 3.0%

338,000	Sanofi-Aventis ADR	17,400,240

583,900	Zoetis Incorporated	17,406,059
	Total Pharmaceuticals	34,806,299

16	Nuveen Investments

Shares	Description (1)			Value
	Real Estate Investment Trust – 1.5%

243,660	American Tower REIT Inc.			$17,248,691
	Road & Rail – 4.2%

308,700	Union Pacific Corporation			48,956,733
	Semiconductors & Equipment – 2.0%

293,100	ARM Holdings PLC ADR			11,767,965

363,700	NXP Semiconductors NV, (2)			11,874,805
	Total Semiconductors & Equipment			23,642,770
	Software – 2.6%

698,000	Salesforce.com, Inc., (2)			30,537,500
	Specialty Retail – 4.9%

437,500	Best Buy Co., Inc.			13,164,375

219,500	Home Depot, Inc.			17,347,085

184,100	Ross Stores, Inc.			12,421,227

147,300	Ulta Salon, Cosmetics & Fragrance, Inc., (2)			14,862,570
	Total Specialty Retail			57,795,257
	Textiles, Apparel & Luxury Goods – 2.2%

121,800	Lululemon Athletica Inc., (2)			8,473,626

95,770	Ralph Lauren Corporation			17,435,886
	Total Textiles, Apparel & Luxury Goods			25,909,512
	Trading Companies & Distributors – 1.1%

47,600	W.W. Grainger, Inc.			12,477,864
	Wireless Telecommunication Services – 1.2%

198,300	SBA Communications Corporation, (2)			14,692,047
	Total Common Stocks (cost $875,710,965)			1,163,872,712

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.5%

$6,440	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $6,440,070, collateralized by $6,665,000 U.S. Treasury Notes, 0.625%, due 5/31/17, value $6,569,884	0.010%	8/01/13	$6,440,068
	Total Short-Term Investments (cost $6,440,068)			6,440,068
	Total Investments (cost $882,151,033) – 99.6%			1,170,312,780
	Other Assets Less Liabilities – 0.4%			5,084,162
	Net Assets – 100%			$1,175,396,942

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust.
ADR	American Depositary Receipt

See accompanying notes to financial statements.

Nuveen Investments	17

Statement of Assets and Liabilities

July 31, 2013

Assets
Investments, at value (cost $882,151,033)	$1,170,312,780
Receivable for:
Dividends and interest	313,506
Investments sold	10,563,614
Shares sold	600,311
Other assets	20,808
Total assets	1,181,811,019
Liabilities
Payable for:
Investments purchased	4,204,782
Shares redeemed	921,884
Accrued expenses:
Management fees	665,071
Trustees fees	28,821
12b-1 distribution and service fees	4,887
Other	588,632
Total liabilities	6,414,077
Net assets	$1,175,396,942
Class A Shares
Net assets	$11,116,536
Shares outstanding	282,277
Net asset value per share	$39.38
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$41.78
Class C Shares
Net assets	$1,412,892
Shares outstanding	37,036
Net asset value and offering price per share	$38.15
Class R3 Shares
Net assets	$3,412,752
Shares outstanding	87,575
Net asset value and offering price per share	$38.97
Class R6 Shares(1)
Net assets	$24,150,815
Shares outstanding	606,596
Net asset value and offering price per share	$39.81
Class I Shares
Net assets	$1,135,303,947
Shares outstanding	28,529,649
Net asset value and offering price per share	$39.79
Net assets consist of:
Capital paid-in	$864,737,254
Undistributed (Over-distribution of) net investment income	4,184,414
Accumulated net realized gain (loss)	18,313,527
Net unrealized appreciation (depreciation)	288,161,747
Net assets	$1,175,396,942
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	– Class R6 Shares were established and commenced operations on March 25, 2013.

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of Operations

Year Ended July 31, 2013

Dividend and Interest Income	$15,616,492
Expenses
Management fees	9,132,708
12b-1 service fees – Class A	24,105
12b-1 distribution and service fees – Class C	12,140
12b-1 distribution and service fees – Class R3	11,798
Shareholder servicing agent fees and expenses	1,838,626
Custodian fees and expenses	186,630
Trustees fees and expenses	47,089
Professional fees	84,244
Shareholder reporting expenses	150,812
Federal and state registration fees	162,097
Other expenses	48,180
Total expenses before fee waiver/expense reimbursement	11,698,429
Fee waiver/expense reimbursement	(323,575)
Net expenses	11,374,854
Net investment income (loss)	4,241,638
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	63,199,430
Change in net unrealized appreciation (depreciation) of investments and foreign currency	201,765,477
Net realized and unrealized gain (loss)	264,964,907
Net increase (decrease) in net assets from operations	$269,206,545

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of Changes in Net Assets

	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$4,241,638	$(57,224)
Net realized gain (loss) from investments and foreign currency	63,199,430	(42,767,511)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	201,765,477	73,953,313
Net increase (decrease) in net assets from operations	269,206,545	31,128,578
Fund Share Transactions
Proceeds from sale of shares	470,670,293	1,003,209,230
Cost of shares redeemed	(669,175,811)	(107,209,786)
Net increase (decrease) in net assets from Fund share transactions	(198,505,518)	895,999,444
Net increase (decrease) in net assets	70,701,027	927,128,022
Net assets at the beginning of period	1,104,695,915	177,567,893
Net assets at the end of period	$1,175,396,942	$1,104,695,915
Undistributed (Over-distribution of) net investment income at the end of period	$4,184,414	$(57,224)

See accompanying notes to financial statements.

20	Nuveen Investments

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Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	From Return of Capital	Total	Ending Net Asset Value
Class A (5/09)
2013	$32.40	$.02	$6.96	$6.98	$—	$—	$—	$—	$39.38
2012	32.26	(.08)	.22	.14	—	—	—	—	32.40
2011	25.14	(.12)	7.24	7.12	—	—	—	—	32.26
2010	22.76	(.09)	2.64	2.55	—	(.05)	(.12)	(.17)	25.14
2009(d)	20.00	(.01)	2.77	2.76	—	—	—	—	22.76
Class C (5/09)
2013	31.62	(.24)	6.77	6.53	—	—	—	—	38.15
2012	31.71	(.33)	.24	(.09)	—	—	—	—	31.62
2011	24.91	(.30)	7.10	6.80	—	—	—	—	31.71
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
2009(d)	20.00	(.05)	2.78	2.73	—	—	—	—	22.73
Class R3 (5/09)
2013	32.14	(.09)	6.92	6.83	—	—	—	—	38.97
2012	32.07	(.20)	.27	.07	—	—	—	—	32.14
2011	25.06	(.15)	7.16	7.01	—	—	—	—	32.07
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
2009(d)	20.00	(.02)	2.77	2.75	—	—	—	—	22.75
CLASS R6 (3/13)
2013(e)	36.55	.01	3.25	3.26	—	—	—	—	39.81
Class I (5/09)
2013	32.66	.12	7.01	7.13	—	—	—	—	39.79
2012	32.43	— **	.23	.23	—	—	—	—	32.66
2011	25.21	(.02)	7.24	7.22	—	—	—	—	32.43
2010	22.78	(.05)	2.65	2.60	—	(.05)	(.12)	(.17)	25.21
2009(d)	20.00	(.01)	2.79	2.78	—	—	—	—	22.78

22	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(f)

21.54%	$11,117	1.12%		.04%	1.10%		.06%	84%
.43	9,243	1.16		(.37)	1.05		(.26)	57
28.32	2,936	1.18		(.51)	1.05		(.37)	59
11.13	314	2.09		(1.42)	1.04		(.37)	92
13.85	285	4.07	*	(3.32)*	1.05	*	(.29 )*	8

20.65	1,413	1.87		(.72)	1.85		(.69)	84
(.28)	1,046	1.95		(1.20)	1.80		(1.05)	57
27.30	79	2.04		(1.33)	1.80		(1.09)	59
10.31	312	2.84		(2.17)	1.79		(1.12)	92
13.65	284	4.82	*	(4.07)*	1.80	*	(1.04)*	8

21.25	3,413	1.38		(.29)	1.35		(.27)	84
.22	947	1.50		(.84)	1.30		(.64)	57
27.97	56	1.55		(.80)	1.30		(.55)	59
10.87	313	2.34		(1.67)	1.29		(.62)	92
13.75	284	4.33	*	(3.57)*	1.30	*	(.54 )*	8

8.92	24,151	.76	*	.05 *	.76	*	.05	84

21.83	1,135,304	.87		.30	.85		.32	84
.71	1,093,460	.92		(.12)	.80		— ***	57
28.64	174,496	.99		(.26)	.80		(.07)	59
11.39	28,298	1.75		(1.15)	.79		(.19)	92
13.90	3,835	2.69	*	(2.13)*	.80	*	(.23 )*	8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period May 15, 2009 (commencement of operations) through July 31,2009.
(e)	For the period March 25, 2013 (commencement of operations) through July 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	23

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC (“Winslow Capital”), an affiliate of Nuveen, under which Winslow Capital manages the investment portfolio of the Fund.

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Class R6 Shares

On March 25, 2013, the Fund began offering Class R6 Shares. In connection with this offering certain limited categories of investors of Class I Shares, as defined in the Fund’s prospectus, were exchanged to Class R6 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the delayed delivery purchase commitments. As of July 31, 2013, the Fund had no outstanding when-issued/delayed delivery purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed

24	Nuveen Investments

within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares were prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and shareholder service fees. Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees and expenses” on the Statement of Operations and are prorated among the classes based on relative net assets, are not charged to Class R6 Shares.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable

Nuveen Investments	25

Notes to Financial Statements (continued)

inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$1,163,872,712	$—	$—	$1,163,872,712
Short-Term Investments:
Repurchase Agreements	—	6,440,068	—	6,440,068
Total	$1,163,872,712	$6,440,068	$—	$1,170,312,780
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including forward foreign currency exchange, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

26	Nuveen Investments

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments, forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with forward foreign currency exchange contracts, futures, options purchased, options written and swaps are recognized as a component of “Change in net unrealized appreciation (deprecation) of forward foreign currency exchange contracts, futures, options purchased, options written and swaps,” respectively on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended July 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Nuveen Investments	27

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	64,177	$2,354,041	258,585	$7,806,559
Class C	11,169	391,580	33,676	1,100,530
Class R3	73,369	2,572,616	40,124	1,267,509
Class R6	86,071	3,289,437	N/A	N/A
Class R6 – exchange of Class I Shares	556,986	20,357,826	N/A	N/A
Class I	12,572,221	441,704,793	31,321,651	993,034,632
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class R6	—	—	N/A	N/A
Class I	—	—	—	—
	13,363,993	470,670,293	31,654,036	1,003,209,230
Shares redeemed:
Class A	(67,144)	(2,368,580)	(64,376)	(2,089,184)
Class C	(7,224)	(251,819)	(3,085)	(93,979)
Class R3	(15,245)	(536,564)	(12,430)	(401,615)
Class R6	(36,461)	(1,366,763)	N/A	N/A
Class I	(16,964,404)	(644,294,259)	(3,223,524)	(104,625,008)
Class I – exchange to Class R6 Shares	(556,986)	(20,357,826)	N/A	N/A
	(17,647,464)	(669,175,811)	(3,303,415)	(107,209,786)
Net increase (decrease)	(4,283,471)	$(198,505,518)	28,350,621	$895,999,444

N/A – Class R6 Shares were established and commenced operations on March 25, 2013.

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2013, aggregated $1,080,188,012 and $1,263,062,115, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$886,521,010
Gross unrealized:
Appreciation	$292,087,292
Depreciation	(8,295,522)
Net unrealized appreciation (depreciation) of investments	$283,791,770

28	Nuveen Investments

Permanent differences, primarily due to federal taxes paid, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2013, the Fund’s tax year end, as follows:

Capital paid-in	$(160,915)
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	160,915

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$4,184,414
Undistributed net long-term capital gains	22,683,504
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund did not declare and distribute distributions to shareholders during its tax years ended July 31, 2013 and July 31, 2012.

2013
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—

2012
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

During the Fund’s tax year ended July 31, 2013, the Fund utilized capital loss carryforwards as follows:

Utilized capital loss carryforwards	$4,726,298

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Winslow Capital is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

Nuveen Investments	29

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2013, the complex-level fee rate for the Fund was .1683%.

For the period August 1, 2012 through June 25, 2013, the Adviser had contractually agreed to waive fees and/or reimburse expenses through November 30, 2012, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) did not exceed 0.80% (1.25% after November 30, 2012) of the average daily net assets of any class of Fund shares.

Effective June 26, 2013, the Adviser has contractually agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.82% (1.25% after November 30, 2014) of the average daily net assets of any class of Fund shares adjusted downward for class R6 for savings resulting from the sub-transfer agent and similar fees are not charged to R6 Shares.

The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$6,045
Paid to financial intermediaries (Unaudited)	5,323

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to Shareholders relating to their investments.

During the fiscal year ended July 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$3,366

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2013, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$4,179

30	Nuveen Investments

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2013, as follows:

CDSC retained (Unaudited)	$237

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

Nuveen Investments	31

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

32	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

Nuveen Investments	33

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

34	Nuveen Investments

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

Nuveen Investments	35

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Winslow Capital Management, LLC (the “Sub-Adviser”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on June 25, 2013, the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review of the Advisory Agreements, the Board held several separate meetings. On April 17-18, 2013, the Board met to review the Fund’s investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded. On June 20, 2013, the Board met to further discuss the Fund’s fees and expenses relative to certain peers and the expense cap proposed for the Fund.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited the Sub-Adviser in September 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The

36	Nuveen Investments

Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented during the various meetings. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer

Nuveen Investments	37

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, and three-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, the Independent Board Members determined that the Fund had satisfactory performance compared to its peers, performing in the second or third quartile over the one- and three-year periods.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a net management fee and a net expense ratio (including fee waivers and expense reimbursements) below its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

38	Nuveen Investments

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Fund, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In addition to separately managed account clients and foreign funds, the Independent Board Members also considered, in particular, the fees the Sub-Adviser assessed a fund offered by another sponsor; however, the Independent Board Members were satisfied with the differential in fees given, among other things, the differences in asset sizes between the funds and the impact of the expense cap for the Fund.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

40	Nuveen Investments

Notes

Nuveen Investments	41

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Fund Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

42	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, LLC.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	43

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-WINSL-0713P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2013

Class / Ticker Symbol

Fund Name	Class A	Class C	Class I
Nuveen Equity Long/Short Fund (formerly Nuveen Santa Barbara Long/Short Equity Fund)	NELAX	NELCX	NELIX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

During the first seven months of the reporting period, the Nuveen Equity Long/Short Fund (formerly the Nuveen Santa Barbara Long/Short Equity Fund) was managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc. Bryan Goligoski was the portfolio manager for Fund during that time frame. Effective March 1, 2013, Nuveen Asset Management, LLC became the Fund’s sub-advisor and began managing the Fund using investment strategies that differ from those utilized by SBAM. The Fund’s name also changed and its primary benchmark changed from the Russell 1000® Growth Index to the Russell 1000® Index. At the same time, Robert C. Doll, CFA, Anthony R. Burger, CFA and Scott M. Tonneson, CFA, took over portfolio management responsibilities for the Fund and Mr. Goligoski ceased serving as a portfolio manager. Mr. Doll is chief equity strategist and a senior portfolio manager at Nuveen Asset Management, Mr. Burger is the director of quantitative equity research and a portfolio manager at Nuveen Asset Management and Mr. Tonneson is a co-portfolio manager and the lead fundamental research analyst for the Nuveen Large Cap Equity Series at Nuveen Asset Management.

We recently spoke with the portfolio managers about economic and market conditions, key investment strategies and performance of the Fund for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends over the course of this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff” negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal year 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal year 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities during most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman’s comments that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

With the fairly benign macro environment and ongoing low interest rates, U.S. investors continued to move out the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period. The S&P 500® gained 25% over the twelve-month time frame. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the United States as well, which drove very strong equity market advances globally. In Japan, newly elected Prime Minister Shinzo Abe articulated policies designed to reinvigorate Japan’s weak economy. Widespread optimism for his strategies led to a massive rally in the Japanese equity market. Elsewhere, the European Central Bank signaled an extended period of low rates while the U.K.’s Bank of England pursued its most aggressive monetary policy to date. Returns for developed markets outside the United States were very strong, as evidenced by the MSCI EAFE Index’s advance of 23.48% for the reporting period. In emerging market countries, which are more dependent on global growth and commodity prices, stock market returns significantly lagged developed markets over the period.

How did the Fund perform during the twelve-month reporting period ended July 31, 2013?

The table in the Fund Performance and Expense Ratios section of this report provides Class A Share total returns for the Fund for the one-year and since inception periods ended July 31, 2013. The Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of its corresponding market index and peer group average.

What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2013? How did these strategies influence performance?

The Fund’s Class A Shares at NAV outperformed the Lipper classification average, but underperformed the Russell 1000® Index for the twelve-month reporting period ended July 31, 2013.

The Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. As mentioned above, the Fund’s primary benchmark changed during the reporting period from the Russell 1000® Growth Index to the Russell 1000® Index and its principal investment strategies were modified. As a result, its new management team made significant changes to transition the Fund’s portfolio to the new approach in March 2013. As with all Nuveen Asset Management equity strategies, the team employs a disciplined approach for managing the Fund that combines a balance of fundamental

6	Nuveen Investments

analysis and quantitative techniques. Starting with the securities found in the Russell 1000® Index, which are primarily large-cap companies, the investment team uses a multi-factor quantitative ranking process to identify potential holdings for the Fund’s portfolio. Team members then weave in a fundamental overlay from the firm’s 17 sector-specific analysts and their own unique industry perspectives to select Fund holdings from among those candidates. Generally speaking, the management team will take long positions in companies it has identified as attractive and short positions in companies that it expects to underperform. The team expects the Fund to typically maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure of a “market neutral” fund, but less than the 100% exposure provided by a fund that invests only in long positions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection in a falling market due to the Fund’s short positions, which are designed to perform inversely to the market.

During the reporting period, the Fund’s long positions in aggregate were beneficial to performance, while its short positions overall were detractors. The primary positive drivers of performance included the Fund’s long positions in the industrial and financial sectors and short positions in the materials sector. The Fund’s cash position was a material drag on results in the strongly advancing market environment where the Russell 1000® Index rose more than 26%. Also, the consumer discretionary sector overall was a detractor to the Fund’s performance due to unfavorable stock selection in both our long and short portfolios. In addition, an overweight in the technology sector hindered performance during the period.

Several of the Fund’s short positions contributed favorably to performance, including Allied Nevada Gold Corporation. The company, which operates Nevada’s Hycroft gold mine, saw its stock price steadily decline in the face of sharp drops in gold and silver prices, weak cash flows from its operations and falling earnings. Also, the Fund’s short position in American Depositary Receipts (ADRs) from Brazilian firm Petroleo Brasileiro SA, an oil and natural gas exploration and production company, contributed favorably to performance. Petrobras’ shares have declined dramatically as the company continues to deliver weak financial results amidst issues surrounding its debt and balance sheet, constrained output and Brazil’s large government ownership stake.

A number of long positions also aided the Fund’s relative performance during the reporting period. For example, the Fund saw positive results from several industrial positions, including Chicago Bridge & Iron, an engineering and construction firm focused on the petrochemical refinery segment, and R.R. Donnelley & Sons Company, a provider of printing and related services. Chicago Bridge & Iron benefited from an increase in new order activity for construction projects as well as an accretive acquisition of another engineering construction firm, which led to strong revenue growth and rising margins. Meanwhile, turnaround story R.R. Donnelley beat earnings estimates for two quarters in a row, proving the company can improve margins and sales growth at the same time. A trio of long positions in the consumer discretionary sector also benefited performance, despite the overall sector’s shortfall, including Groupon Inc., GameStop Corp. and Hanesbrands Inc. Groupon, the daily internet deal provider, gained traction after the ouster of its founder and CEO in February and continued gains in its mobile business. GameStop, the world’s largest video game retailer, advanced significantly after a favorable announcement by Sony and Microsoft regarding the sale of used video games for its latest version of PlayStation. Hanesbrands performed strongly throughout the fiscal year as its management team continued to execute well with increased focus on core competencies and favorable acquisitions. In addition, consumer staples firm Nu Skin Enterprises, Inc., a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price surge to record highs during the period. Nu Skin continued to benefit from company specific growth factors as it launched new products and increased its geographic breadth by penetrating existing markets and developing new markets.

The Fund was negatively impacted by several technology positions, with the greatest detractor being our long position in Apple, Inc., which experienced significant stock price weakness. The company’s earnings fell short of expectations for several quarters in a row as it faced aggressive competition from other smart phone manufacturers using the Android

Nuveen Investments	7

platform, lower prices for smart phone sales in emerging markets and a lack of new products in its pipeline. Apple is having difficulty sustaining its previous high levels of growth as the market reflects the saturation of smart phones and tablets. Another technology laggard was the cloud-computing and web-hosting company Rackspace Hosting Inc. It reported disappointing earnings due to technology platform change disruptions. Outside of the technology sector, our long position in McDermott International, Inc., a global construction firm focused on building offshore energy platforms, was a detractor during the period. The company missed profit estimates for several quarters as it struggled to complete its contracts with major oil companies within budget. Also, in the consumer discretionary sector, a long position in online travel site provider Expedia Inc. hurt results during the Fund’s reporting period. Company shares fell sharply toward the end of the period as it reported quarterly revenue and earnings that fell short of expectations.

Risk Considerations

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

8	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for the Fund are shown on the following two pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Fund’s Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Fund’s total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Fund’s most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	20.39%	12.51%
Class A Shares at maximum Offering Price	13.45%	11.07%
Russell 1000® Index**	26.23%	18.14%
Russell 1000® Growth Index**	21.64%	19.47%
Lipper Long/Short Equity Funds Classification Average**	11.75%	9.21%

Class C Shares	19.53%	11.65%
Class I Shares	20.74%	12.80%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual

	1-Year	Since Inception*
Class A Shares at NAV	15.53%	11.61%
Class A Shares at maximum Offering Price	8.88%	10.15%
Class C Shares	14.66%	10.76%
Class I Shares	15.85%	11.90%

Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	8.83%	3.74%
Class C Shares	9.58%	4.49%
Class I Shares	9.38%	3.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, (including prime broker fees and charges on short sales) dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/30/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

10	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	11

Holding Summaries as of July 31, 2013

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Long/
Short Fund

Portfolio Allocation[1]
Common Stocks	161.8%
Short-Term Investments	29.3%
Common Stocks Sold Short	(91.6)%
Other[2]	0.5%

Portfolio Composition – Common Stocks[1,5]
Machinery	12.0%
Oil, Gas & Consumable Fuels	10.8%
Aerospace & Defense	8.2%
Health Care Providers & Services	7.8%
IT Services	7.7%
Specialty Retail	6.9%
Electrical Equipment	6.5%
Health Care Equipment & Supplies	5.3%
Commercial Banks	5.1%
Pharmaceuticals	5.0%
Software	4.9%
Capital Markets	4.3%
Media	4.2%
Insurance	4.2%
Metals & Mining	4.1%
Chemicals	4.0%
Semiconductors & Equipment	3.7%
Food Products	3.6%
Diversified Financial Services	3.1%
Energy Equipment & Services	3.1%
Computers & Peripherals	3.0%
Diversified Telecommunication Services	2.8%
Personal Products	2.5%
Consumer Finance	2.3%
Internet Software & Services	2.2%
Electric Utilities	2.2%
Household Durables	2.2%
Real Estate Investment Trust	2.0%
Multiline Retail	1.8%
Industrial Conglomerates	1.7%
Construction & Engineering	1.7%
Multi-Utilities	1.7%
Food & Staples Retailing	1.5%
Tobacco	1.5%
Other[3]	18.2%

Portfolio Composition – Common Stocks Sold Short[1],5
Oil, Gas & Consumable Fuels	(7.2)%
Metals & Mining	(5.8)%
Machinery	(5.5)%
Road & Rail	(4.4)%
Health Care Providers & Services	(3.6)%
Commercial Services & Supplies	(3.4)%
Semiconductors & Equipment	(3.3)%
Energy Equipment & Services	(3.3)%
Specialty Retail	(3.1)%
Real Estate Investment Trust	(3.0)%
Commercial Banks	(2.9)%
Aerospace & Defense	(2.6)%
Construction & Engineering	(2.5)%
Electric Utilities	(2.4)%
Beverages	(2.3)%
Internet Software & Services	(2.2)%
Hotels, Restaurants & Leisure	(2.2)%
Life Sciences Tools & Services	(2.2)%
Diversified Financial Services	(2.2)%
Software	(2.1)%
IT Services	(2.0)%
Trading Companies & Distributors	(1.8)%
Multiline Retail	(1.7)%
Capital Markets	(1.7)%
Other[4]	(18.2)%

Top Five Common Stock Holdings[1]
Microsoft Corporation	2.6%
Apple, Inc.	2.0%
Boeing Company	2.0%
Emerson Electric Company	1.9%
Rockwell Automation, Inc.	1.8%

Top Five Common Stock Sold Short[1]
Royal Gold, Inc.	(1.0)%
Goodyear Tire & Rubber Company	(1.0)%
Navistar International Corporation	(1.0)%
Carpenter Technology Inc.	(1.0)%
Valley National Bancorp.	(1.0)%

1	As a percentage of net assets. Holdings are subject to change.
2	Other assets less liabilities.
3	Other includes all industries less than 1.5% of net assets.
4	Other includes all industries less than (1.7)% of net assets.
5	Percentages will not total to 100%.

12	Nuveen Investments

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,133.10	$1,128.80	$1,134.60	$1,010.46	$1,005.16	$1,010.26
Expenses Incurred During Period	$15.28	$20.90	$15.51	$14.41	$19.69	$14.60

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.89%, 3.96% and 2.93% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Equity Long/Short Fund (formerly Nuveen Santa Barbara Long/Short Equity Fund) (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Fund”) at July 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2013

14	Nuveen Investments

Portfolio of Investments

Nuveen Equity Long/Short Fund

(formerly Nuveen Santa Barbara Long/Short Equity Fund)

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 161.8%

	Aerospace & Defense – 8.2%

380	Boeing Company	$39,938

368	General Dynamics Corporation	31,405

313	L-3 Communications Holdings, Inc.	29,156

385	Northrop Grumman Corporation	35,443

405	Rockwell Collins, Inc.	28,824
	Total Aerospace & Defense	164,766
	Airlines – 1.0%

920	Delta Air Lines, Inc.	19,532
	Auto Components – 1.4%

1,250	Gentex Corporation	28,225
	Beverages – 0.9%

400	Dr. Pepper Snapple Group	18,696
	Biotechnology – 0.9%

630	Myriad Genetics Inc., (2)	18,692
	Capital Markets – 4.3%

275	Ameriprise Financial, Inc.	24,475

459	Franklin Resources, Inc.	22,436

105	Goldman Sachs Group, Inc.	17,223

666	Invesco LTD	21,439
	Total Capital Markets	85,573
	Chemicals – 4.0%

158	CF Industries Holdings, Inc.	30,970

330	LyondellBasell Industries NV	22,674

331	W.R. Grace & Co., (2)	25,427
	Total Chemicals	79,071
	Commercial Banks – 5.1%

1,985	Associated Banc-Corp.	33,626

1,775	Fifth Third Bancorp.	34,133

3,350	Regions Financial Corporation	33,533
	Total Commercial Banks	101,292
	Commercial Services & Supplies – 1.1%

1,208	R.R. Donnelley & Sons Company	22,940
	Communications Equipment – 0.6%

1,900	Brocade Communications Systems Inc., (2)	12,654
	Computers & Peripherals – 3.0%

90	Apple, Inc.	40,725

769	Hewlett-Packard Company	19,748
	Total Computers & Peripherals	60,473
	Construction & Engineering – 1.7%

1,000	AECOM Technology Corporation, (2)	33,900
	Consumer Finance – 2.3%

477	Discover Financial Services	23,616

940	SLM Corporation	23,227
	Total Consumer Finance	46,843

Nuveen Investments	15

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

July 31, 2013

Shares	Description (1)	Value
	Containers & Packaging – 0.8%

312	Packaging Corp. of America	$16,782
	Diversified Financial Services – 3.1%

571	CBOE Holdings Inc.	28,607

605	JPMorgan Chase & Co.	33,717
	Total Diversified Financial Services	62,324
	Diversified Telecommunication Services – 2.8%

5,000	Frontier Communications Corporation	21,800

676	Verizon Communications Inc.	33,448
	Total Diversified Telecommunication Services	55,248
	Electric Utilities – 2.2%

495	Edison International	24,676

329	Pinnacle West Capital Corporation	19,378
	Total Electric Utilities	44,054
	Electrical Equipment – 6.5%

624	Ametek Inc.	28,879

620	Emerson Electric Company	38,049

370	Rockwell Automation, Inc.	35,834

220	Roper Industries Inc.	27,711
	Total Electrical Equipment	130,473
	Electronic Equipment & Instruments – 0.7%

1,075	AVX Group	13,749
	Energy Equipment & Services – 3.1%

355	Cameron International Corporation, (2)	21,052

1,627	McDermott International Inc., (2)	14,074

1,685	Nabors Industries Inc.	25,932
	Total Energy Equipment & Services	61,058
	Food & Staples Retailing – 1.5%

1,195	Safeway Inc.	30,819
	Food Products – 3.6%

550	General Mills, Inc.	28,600

151	JM Smucker Company	16,991

465	Kraft Foods Inc.	26,310
	Total Food Products	71,901
	Health Care Equipment & Supplies – 5.3%

700	Abbott Laboratories	25,641

2,740	Boston Scientific Corporation, (2)	29,921

562	CareFusion Corporation, (2)	21,676

533	Medtronic, Inc.	29,443
	Total Health Care Equipment & Supplies	106,681
	Health Care Providers & Services – 7.8%

350	AmerisourceBergen Corporation	20,395

366	Express Scripts, Holding Company, (2)	23,991

180	McKesson HBOC Inc.	22,079

209	Mednax Inc., (2)	20,361

439	Omnicare, Inc.	23,175

16	Nuveen Investments

Shares	Description (1)	Value
	Health Care Providers & Services (continued)

570	Patterson Companies, Inc.	$23,307

275	Wellpoint Inc.	23,529
	Total Health Care Providers & Services	156,837
	Hotels, Restaurants & Leisure – 0.9%

275	Starwood Hotels & Resorts Worldwide, Inc.	18,191
	Household Durables – 2.2%

982	PulteGroup, Inc.	16,331

200	Whirlpool Corporation	26,788
	Total Household Durables	43,119
	Household Products – 1.3%

255	Energizer Holdings Inc.	25,959
	Independent Power Producers & Energy Traders – 1.2%

1,850	AES Corporation	23,014
	Industrial Conglomerates – 1.7%

520	Danaher Corporation	35,017
	Insurance – 4.2%

2,185	Old Republic International Corporation	31,573

825	Unum Group	26,103

600	WR Berkley Corporation	25,422
	Total Insurance	83,098
	Internet & Catalog Retail – 1.0%

432	Expedia, Inc.	20,360
	Internet Software & Services – 2.2%

310	Rackspace Hosting Inc., (2)	14,040

645	VeriSign, Inc., (2)	30,857
	Total Internet Software & Services	44,897
	IT Services – 7.7%

126	Accenture Limited	9,300

130	Alliance Data Systems Corporation, (2)	25,711

880	CoreLogic Inc., (2)	24,552

300	Henry Jack and Associates Inc.	14,490

52	MasterCard, Inc.	31,752

945	Vantiv Inc., (2)	24,655

1,332	Western Union Company	23,923
	Total IT Services	154,383
	Leisure Equipment & Products – 1.2%

515	Hasbro, Inc.	23,690
	Machinery – 12.0%

510	Crane Company	31,059

390	Dover Corporation	33,400

420	Graco Inc.	29,308

523	IDEX Corporation	31,197

409	Nordson Corporation	29,513

430	SPX Corporation	32,856

Nuveen Investments	17

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

July 31, 2013

Shares	Description (1)	Value
	Machinery (continued)

725	Terex Corporation, (2)	$21,373

525	Wabtec Corporation	30,481
	Total Machinery	239,187
	Media – 4.2%

300	Comcast Corporation, Class A	13,524

359	Liberty Global Inc., Class A Shares, (2)	29,122

900	Lions Gate Entertainment Corporation, (2)	29,277

640	Regal Entertainment Group, Class A	12,064
	Total Media	83,987
	Metals & Mining – 4.1%

3,070	Alcoa Inc.	24,407

490	Reliance Steel & Aluminum Company	34,398

1,322	United States Steel Corporation	22,937
	Total Metals & Mining	81,742
	Multiline Retail – 1.8%

300	Dillard’s, Inc., Class A	25,329

230	Macy’s, Inc.	11,118
	Total Multiline Retail	36,447
	Multi-Utilities – 1.7%

655	Ameren Corporation	23,456

210	PG&E Corporation	9,637
	Total Multi-Utilities	33,093
	Oil, Gas & Consumable Fuels – 10.8%

385	Apache Corporation	30,896

158	Chevron Corporation	19,891

550	CVTR Energy Inc.	25,954

175	Hess Corporation	13,031

92	HollyFrontier Company	4,191

340	Marathon Petroleum Corporation	24,932

1,530	Peabody Energy Corporation	25,337

5,300	SandRidge Energy Inc., (2)	28,726

542	Valero Energy Corporation	19,387

1,256	WPX Energy Inc., (2)	24,128
	Total Oil, Gas & Consumable Fuels	216,473
	Paper & Forest Products – 1.4%

394	Domtar Corporation	27,387
	Personal Products – 2.5%

440	Herbalife Ltd.	28,820

250	Nu Skin Enterprises, Inc., Class A	20,910
	Total Personal Products	49,730
	Pharmaceuticals – 5.0%

775	Endo Pharmaceuticals Holdings Inc., (2)	29,806

600	Mylan Laboratories Inc., (2)	20,136

693	Pfizer Inc.	20,256

400	Salix Pharmaceuticals, Ltd., (2)	29,560
	Total Pharmaceuticals	99,758

18	Nuveen Investments

Shares	Description (1)			Value
	Professional Services – 1.1%

218	Dun and Bradstreet Inc.			$22,591
	Real Estate Investment Trust – 2.0%

245	Corrections Corporation of America			8,097

290	Rayonier Inc.			16,948

210	Taubman Centers Inc.			15,376
	Total Real Estate Investment Trust			40,421
	Semiconductors & Equipment – 3.7%

1,525	Intel Corporation			35,532

480	Maxim Integrated Products, Inc.			13,728

1,672	NVIDIA Corporation			24,127
	Total Semiconductors & Equipment			73,387
	Software – 4.9%

660	CA Inc.			19,628

1,620	Microsoft Corporation			51,565

1,007	Symantec Corporation			26,867
	Total Software			98,060
	Specialty Retail – 6.9%

540	Abercrombie & Fitch Co., Class A			26,930

405	GameStop Corporation			19,869

624	Gap, Inc.			28,642

439	Home Depot, Inc.			34,694

380	PetSmart Inc.			27,824
	Total Specialty Retail			137,959
	Textiles, Apparel & Luxury Goods – 1.4%

440	Hanesbrands Inc.			27,922
	Tobacco – 1.5%

850	Altria Group, Inc.			29,801
	Trading Companies & Distributors – 1.3%

1,000	MRC Global Inc., (2)			26,820
	Total Common Stocks (cost $2,968,945)			3,239,076

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 29.3%

$586	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $585,976, collateralized by $600,000 U.S. Treasury Notes, 0.250%, due 10/31/13, value $600,656	0.010%	8/01/13	$585,975
	Total Short-Term Investments (cost $585,975)			585,975
	Total Investments (cost $3,554,920) – 191.1%			3,825,051

Shares	Description (1)			Value
	COMMON STOCKS SOLD SHORT – (91.6)% (3)

	Aerospace & Defense – (2.6)%

(490)	Hexcel Corporation, (2)			$(17,253)

(670)	Textron Inc.			(18,345)

(220)	Triumph Group Inc.			(17,261)
	Total Aerospace & Defense			(52,859)

Nuveen Investments	19

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

July 31, 2013

Shares	Description (1)	Value
	Airlines – (0.9)%

(540)	United Continental Holdings Inc., (2)	$(18,819)
	Auto Components – (1.0)%

(1,128)	Goodyear Tire & Rubber Company, (2)	(20,868)
	Automobiles – (0.9)%

(485)	General Motors Company, (2)	(17,397)
	Beverages – (2.3)%

(250)	Beam Inc.	(16,248)

(230)	Brown-Forman Corporation	(16,677)

(203)	Monster Beverage Corporation, (2)	(12,381)
	Total Beverages	(45,306)
	Capital Markets – (1.7)%

(725)	Charles Schwab Corporation	(16,015)

(1,150)	E*Trade Group Inc.	(17,135)
	Total Capital Markets	(33,150)
	Chemicals – (0.9)%

(240)	Cytec Industries, Inc.	(18,696)
	Commercial Banks – (2.9)%

(345)	Bank of Hawaii Corporation	(19,196)

(1,225)	TCF Financial Corporation	(18,669)

(1,930)	Valley National Bancorp.	(19,976)
	Total Commercial Banks	(57,841)
	Commercial Services & Supplies – (3.4)%

(270)	Clean Harbors, Inc., (2)	(15,239)

(465)	Copart Inc., (2)	(15,117)

(498)	Iron Mountain Inc.	(13,844)

(355)	Rollins Inc.	(9,053)

(341)	Waste Connections Inc.	(14,752)
	Total Commercial Services & Supplies	(68,005)
	Computers & Peripherals – (0.9)%

(270)	NCR Corporation, (2)	(9,720)

(91)	Stratasys, Ltd., (2)	(8,067)
	Total Computers & Peripherals	(17,787)
	Construction & Engineering – (2.5)%

(285)	Chicago Bridge & Iron Company N.V.	(16,980)

(525)	KBR Inc.	(16,422)

(640)	Quanta Services Incorporated, (2)	(17,158)
	Total Construction & Engineering	(50,560)
	Containers & Packaging – (0.9)%

(515)	MeadWestvaco Corporation	(19,029)
	Diversified Financial Services – (2.2)%

(200)	CME Group, Inc.	(14,796)

(830)	Interactive Brokers Group, Inc.	(13,446)

(248)	McGraw-Hill Companies, Inc.	(15,341)
	Total Diversified Financial Services	(43,583)

20	Nuveen Investments

Shares	Description (1)	Value
	Electric Utilities – (2.4)%

(185)	Duke Energy Corporation	$(13,135)

(324)	FirstEnergy Corp.	(12,335)

(123)	ITC Holdings Corporation	(11,288)

(340)	PPL Corporation	(10,802)
	Total Electric Utilities	(47,560)
	Electronic Equipment & Instruments – (1.2)%

(229)	Dolby Laboratories, Inc.	(7,532)

(385)	Ingram Micro, Inc., Class A, (2)	(8,790)

(244)	National Instruments Corporation	(6,878)
	Total Electronic Equipment & Instruments	(23,200)
	Energy Equipment & Services – (3.3)%

(229)	Atwood Oceanics Inc., (2)	(12,902)

(170)	Oceaneering International Inc.	(13,785)

(310)	Seadrill Limited	(13,231)

(240)	Tidewater Inc.	(14,158)

(263)	Unit Corporation, (2)	(11,856)
	Total Energy Equipment & Services	(65,932)
	Food & Staples Retailing – (0.8)%

(320)	The Fresh Market, Inc., (2)	(16,890)
	Food Products – (1.6)%

(225)	Bunge Limited	(17,102)

(405)	Hillshire Brands Company	(14,260)
	Total Food Products	(31,362)
	Gas Utilities – (0.6)%

(220)	ONEOK, Inc.	(11,649)
	Health Care Providers & Services – (3.6)%

(260)	Catamaran Corporation, (2)	(13,728)

(87)	Davita Inc., (2)	(10,128)

(821)	Health Management Associates Inc., (2)	(11,067)

(360)	Health Net Inc., (2)	(11,041)

(140)	Humana Inc.	(12,776)

(305)	Tenet Healthcare Corporation, (2)	(13,618)
	Total Health Care Providers & Services	(72,358)
	Hotels, Restaurants & Leisure – (2.2)%

(200)	Carnival Corporation, ADR	(7,406)

(300)	Dunkin Brands Group Inc.	(12,960)

(120)	McDonald’s Corporation	(11,770)

(236)	Penn National Gaming, Inc., (2)	(11,798)
	Total Hotels, Restaurants & Leisure	(43,934)
	Household Durables – (0.4)%

(205)	Tempur Pedic International Inc., (2)	(8,128)
	Independent Power Producers & Energy Traders – (0.5)%

(400)	NRG Energy Inc.	(10,728)

Nuveen Investments	21

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

July 31, 2013

Shares	Description (1)	Value
	Insurance – (1.6)%

(38)	Alleghany Corporation, (2)	$(15,347)

(1,250)	MBIA Inc., (2)	(16,875)
	Total Insurance	(32,222)
	Internet & Catalog Retail – (0.7)%

(61)	NetFlix.com Inc., (2)	(14,897)
	Internet Software & Services – (2.2)%

(70)	Equinix Inc., (2)	(12,555)

(906)	Pandora Media, Inc., (2)	(16,616)

(556)	Yahoo! Inc., (2)	(15,618)
	Total Internet Software & Services	(44,789)
	IT Services – (2.0)%

(140)	Fiserv, Inc., (2)	(13,474)

(310)	Global Payments Inc.	(14,356)

(73)	Visa Inc.	(12,922)
	Total IT Services	(40,752)
	Life Sciences Tools & Services – (2.2)%

(150)	Covance, Inc., (2)	(12,375)

(230)	Techne Corporation	(16,960)

(142)	Waters Corporation, (2)	(14,333)
	Total Life Sciences Tools & Services	(43,668)
	Machinery – (5.5)%

(208)	Deere & Company	(17,279)

(690)	Harsco Corporation	(17,774)

(590)	Navistar International Corporation, (2)	(20,149)

(312)	PACCAR Inc.	(17,556)

(286)	Pentair Limited	(17,469)

(225)	Stanley Black & Decker Inc.	(19,040)
	Total Machinery	(109,267)
	Marine – (0.9)%

(225)	Kirby Corporation, (2)	(19,004)
	Media – (0.7)%

(320)	Echostar Communications Corporation	(14,288)
	Metals & Mining – (5.8)%

(385)	Carpenter Technology Inc.	(20,128)

(1,000)	Cliffs Natural Resources Inc.	(19,510)

(625)	Freeport-McMoRan Copper & Gold, Inc.	(17,675)

(621)	Newmont Mining Corporation	(18,630)

(406)	Royal Gold, Inc.	(20,986)

(1,205)	Tahoe Resources Inc., (2)	(18,244)
	Total Metals & Mining	(115,173)
	Multiline Retail – (1.7)%

(315)	Dollar General Corporation, (2)	(17,221)

(232)	Family Dollar Stores, Inc.	(15,952)
	Total Multiline Retail	(33,173)

22	Nuveen Investments

Shares	Description (1)	Value
	Multi-Utilities – (0.6)%

(130)	Sempra Energy	$(11,392)
	Oil, Gas & Consumable Fuels – (7.2)%

(70)	Concho Resources Inc., (2)	(6,278)

(605)	CONSOL Energy Inc.	(18,773)

(180)	Continental Resources, Inc., (2)	(16,614)

(335)	Gulfport Energy Corporation, (2)	(17,822)

(370)	Kinder Morgan, Inc.	(13,971)

(1,280)	Kosmos Energy Ltd., (2)	(13,517)

(400)	Oasis Petroleum Inc., (2)	(16,816)

(183)	Range Resources Corporation	(14,475)

(351)	Spectra Energy Corporation	(12,632)

(385)	Williams Companies, Inc.	(13,155)
	Total Oil, Gas & Consumable Fuels	(144,053)
	Pharmaceuticals – (0.8)%

(350)	Forest Laboratories, Inc., (2)	(15,246)
	Real Estate Investment Trust – (3.0)%

(158)	American Campus Communities Inc.	(6,069)

(725)	Annaly Capital Management Inc.	(8,642)

(60)	AvalonBay Communities, Inc.	(8,120)

(300)	Duke Realty Corporation	(4,941)

(130)	Equity Residential	(7,280)

(121)	Macerich Company	(7,508)

(200)	Realty Income Corporation	(8,682)

(100)	Vornado Realty Trust	(8,481)
	Total Real Estate Investment Trust	(59,723)
	Road & Rail – (4.4)%

(460)	Con-Way, Inc.	(19,067)

(205)	Genesee & Wyoming Inc., (2)	(18,380)

(620)	Hertz Global Holdings Inc., (2)	(15,878)

(425)	Old Dominion Freight Line, (2)	(18,564)

(268)	Ryder System, Inc.	(16,573)
	Total Road & Rail	(88,462)
	Semiconductors & Equipment – (3.3)%

(3,300)	Advanced Micro Devices, Inc., (2)	(12,441)

(854)	Applied Materials, Inc.	(13,929)

(1,800)	Atmel Corporation, (2)	(14,220)

(300)	Lam Research Corporation	(14,766)

(881)	Micron Technology, Inc., (2)	(11,673)
	Total Semiconductors & Equipment	(67,029)
	Software – (2.1)%

(1,113)	Compuware Corporation	(12,621)

(170)	NetSuite Inc., (2)	(15,961)

(4,612)	Zynga Inc., (2)	(13,744)
	Total Software	(42,326)

Nuveen Investments	23

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

July 31, 2013

Shares	Description (1)	Value
	Specialty Retail – (3.1)%

(580)	Aaron Rents Inc.	$(16,623)

(479)	Guess Inc.	(16,133)

(550)	Sally Beauty Holdings Inc., (2)	(16,781)

(127)	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	(12,814)
	Total Specialty Retail	(62,351)
	Textiles, Apparel & Luxury Goods – (0.7)%

(100)	PVH Corporation	(13,179)
	Thrifts & Mortgage Finance – (0.8)%

(1,724)	Hudson City Bancorp, Inc.	(16,481)
	Trading Companies & Distributors – (1.8)%

(375)	Fastenal Company	(18,379)

(380)	GATX Corporation	(17,168)
	Total Trading Companies & Distributors	(35,547)
	Wireless Telecommunication Services – (0.8)%

(580)	Telephone and Data Systems Inc.	(15,376)
	Total Common Stocks Sold Short (proceeds $1,715,928)	(1,834,039)
	Other Assets Less Liabilities – 0.5%	10,365
	Net Assets – 100%	$2,001,377

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, investments with a value of $2,382,075 have been pledged as collateral for Common Stocks Sold Short.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2013

Assets
Long-term investments, at value (cost $2,968,945)	$3,239,076
Short-term investments, at value (cost which approximates value)	585,975
Receivable for:
Dividends	1,987
From Adviser	27,190
Shares sold	11,782
Total assets	3,866,010
Liabilities
Common stocks sold short, at value (proceeds $1,715,928)	1,834,039
Payable for dividends on securities sold short	812
Accrued expenses:
Trustees fees	13
12b-1 distribution and service fees	101
Other	29,668
Total liabilities	1,864,633
Net assets	$2,001,377
Class A Shares
Net assets	$326,204
Shares outstanding	11,041
Net asset value per share	$29.54
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$31.34
Class C Shares
Net assets	$64,096
Shares outstanding	2,257
Net asset value and offering price per share	$28.40
Class I Shares
Net assets	$1,611,077
Shares outstanding	53,826
Net asset value and offering price per share	$29.93
Net assets consist of:
Capital paid-in	$1,475,985
Undistributed (Over-distribution of) net investment income	(1,484)
Accumulated net realized gain (loss)	374,856
Net unrealized appreciation (depreciation)	152,020
Net assets	$2,001,377
Authorized shares – per class	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Operations

Year Ended July 31, 2013

Investment Income (net of foreign tax withheld of $123)	$39,475
Expenses
Management fees	15,129
12b-1 service fees – Class A	179
12b-1 distribution and service fees – Class C	574
Dividends expense on securities sold short	12,941
Shareholder servicing agent fees and expenses	227
Custodian fees and expenses	24,011
Trustees fees and expenses	219
Professional fees	68,423
Shareholder reporting expenses	11,007
Federal and state registration fees	66
Other expenses	15,036
Total expenses before fee waiver/expense reimbursement	147,812
Fee waiver/expense reimbursement	(111,222)
Net expenses	36,590
Net investment income (loss)	2,885
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	587,782
Securities sold short	(160,234)
Change in net unrealized appreciation (depreciation) of:
Investments	(36,554)
Securities sold short	(110,282)
Net realized and unrealized gain (loss)	280,712
Net increase (decrease) in net assets from operations	$283,597

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$2,885	$(6,126)
Net realized gain (loss) from:
Investments	587,782	143,567
Securities sold short	(160,234)	(19,089)
Change in net unrealized appreciation (depreciation) of:
Investments	(36,554)	(58,666)
Securities sold short	(110,282)	(19,063)
Net increase (decrease) in net assets from operations	283,597	40,623
Distributions to Shareholders
From accumulated net realized gains:
Class A	(4,526)	(16,500)
Class C	(4,648)	(16,500)
Class R3	N/A	(16,500)
Class I	(102,136)	(16,500)
Decrease in net assets from distributions to shareholders	(111,310)	(66,000)
Fund Share Transactions
Proceeds from sale of shares	385,955	839,291
Proceeds from shares issued to shareholders due to reinvestment of distributions	111,310	—
	497,265	839,291
Cost of shares redeemed	—	(839,336)
Net increase (decrease) in net assets from Fund share transactions	497,265	(45)
Net increase (decrease) in net assets	669,552	(25,422)
Net assets at the beginning of period	1,331,825	1,357,247
Net assets at the end of period	$2,001,377	$1,331,825
Undistributed (Over-distribution of) net investment income at the end of period	$(1,484)	$(4,432)
N/A	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

Nuveen Investments	27

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accum- ulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/08)
2013	$26.81	$(.03)	$5.02	$4.99	$—	$(2.26)	$(2.26)	$29.54
2012	27.28	(.08)	.93	.85	—	(1.32)	(1.32)	26.81
2011	23.61	(.14)	4.02	3.88	—	(.21)	(.21)	27.28
2010	22.20	(.08)	1.49	1.41	—	—	—	23.61
2009(e)	20.00	(.04)	2.24	2.20	—	—	—	22.20
Class C (12/08)
2013	26.04	(.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(.27)	.88	.61	—	(1.32)	(1.32)	26.04
2011	23.33	(.34)	3.97	3.63	—	(.21)	(.21)	26.75
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33
2009(e)	20.00	(.13)	2.23	2.10	—	—	—	22.10
Class I (12/08)
2013	27.06	.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(.04)	.97	.93	—	(1.32)	(1.32)	27.06
2011	23.71	(.08)	4.03	3.95	—	(.21)	(.21)	27.45
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71
2009(e)	20.00	(.01)	2.24	2.23	—	—	—	22.23

28	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(f)

20.39%	$326	13.43%		(10.94)%	2.62%		(.13)%	292%
3.75	54	7.26		(5.26)	2.31		(.31)	67
16.44	341	6.54		(4.97)	2.10		(.54)	62
6.35	295	5.87		(4.12)	2.09		(.35)	110
11.00	277	6.57	*	(4.72)*	2.22	*	(.36 )*	63

19.53	64	10.85		(8.13)	3.47		(.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62
5.57	292	6.61		(4.86)	2.84		(1.10)	110
10.50	276	7.32	*	(5.46)*	2.97	*	(1.11)*	63

20.74	1,611	9.92		(7.20)	2.46		.26	292
4.03	1,224	7.69		(5.95)	1.92		(.17)	67
16.67	343	6.29		(4.73)	1.85		(.29)	62
6.66	296	5.62		(3.88)	1.84		(.10)	110
11.15	278	6.32	*	(4.46)*	1.97	*	(.11 )*	63

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of the dividends expense on securities sold short and enhanced custody and prime broker expense as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets						Ratios of Enhanced Custody and Prime Broker Expense to Average Net Assets(g)
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended July 31:
2013	.84%		.89%		.89%		.26%		.32%		.32%
2012	.70		.70		.58		.13		.13		.13
2011	.47		.47		.47		.15		.15		.15
2010	.33		.33		.33		.18		.18		.18
2009(e)	.50	*	.50	*	.50	*	.12	*	.12	*	.12	*

(e)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	29

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Equity Long/Short Fund, formerly Nuveen Santa Barbara Long/Short Equity Fund (the “Fund”), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

On December 31, 2012, the Fund’s investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. Effective March 1, 2013, the Adviser terminated its sub-advisory agreement with Santa Barbara Asset Management, LLC (“Santa Barbara”) and entered into a sub-advisory agreement with Nuveen Asset Management, LLC, (“NAM”), a subsidiary of the Adviser, under which NAM manages the investment portfolio of the Fund.

During the period August 1, 2012 through February 28, 2013, the Fund’s investment objective was to seek long-term capital appreciation. Under normal market conditions, the Fund invested primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. The Fund would take both long and short positions in equity securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may have used all or a portion of the cash proceeds from short positions to take additional long positions. In addition, the Fund may have borrowed up to 20% of its net assets and invested the proceeds in additional long positions. The Fund’s net “long” market exposure varried between 50% and 150% of the Fund’s net assets, depending on the mix of the Fund’s long and short positions. The Fund invested primarily in U.S. equity securities, but it may have invested up to 25% of its net assets in non-U.S. equity securities.

Effective March 1, 2013, the Fund’s investment objective is to seek long-term capital appreciation with low correlation to the U.S. equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000 Index, at the time the position is taken. As a result, the Fund will invest significantly in large capitalization companies. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market. The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

The Fund’s most recent prospectus provides further description of the Fund’s current principal investment strategies and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should the Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

30	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Investments in the investment companies are valued at their respective net asset value on valuation date. These investment vehicles are generally classified Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors

Nuveen Investments	31

Notes to Financial Statements (continued)

may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$3,239,076	$—	$—	$3,239,076
Common Stocks Sold Short	(1,834,039)	—	—	(1,834,039)
Short-Term Investments:
Repurchase Agreements	—	585,975	—	585,975
Total	$1,405,037	$585,975	$—	$1,991,012
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

32	Nuveen Investments

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Short Sale Transactions and Securities Lending

The Fund pursues a “long/short” investment strategy, pursuant to which it sells securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions. During the period August 1, 2012 through June 20, 2013, financing of the short sale transactions was provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities was performed by the Fund’s custodian through its enhanced custody program. Effective June 21, 2013, Bank of America Merrill Lynch (“BAML”) is now facilitating the short sales transactions for the Fund.

When the Fund sells a security short, it borrows the security from a third party and segregates assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

During the period August 1, 2012 through June 20, 2013, pursuant to the custodian’s enhanced custody program, the Fund’s portfolio of investments was available to be loaned to brokers, dealers and other financial institutions in an amount up to 33 1/3% of the Fund’s total assets, including the value of the cash collateral received in connection with such loans. Loans were secured by cash collateral received from the borrower equal at all times to at least 102% of the market value of the loaned securities. The Fund used the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Cash collateral was recognized as a component of “Deposits with brokers” on the Statement of Asset and Liabilities. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions was invested in high-grade investment vehicles to enhance the earnings of the Fund. Such amounts were recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund paid the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as a component of “Other expenses” on the Statement of Operations. The Fund currently pays prime brokerage fees to BAML, which also are recognized as a component of “Other expenses” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments such as futures and options. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2013.

Nuveen Investments	33

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,850	$256,983	—	$—
Class C	—	—	—	—
Class R3	N/A	N/A	—	—
Class I	4,436	128,972	32,745	839,291
Shares issued to shareholders due to reinvestment of distributions:
Class A	186	4,526	—	—
Class C	198	4,648	—	—
Class R3	N/A	N/A	—	—
Class I	4,145	102,136	—	—
	17,815	497,265	32,745	839,291
Shares redeemed:
Class A	—	—	(10,495)	(263,845)
Class C	—	—	(10,441)	(255,491)
Class R3	N/A	N/A	(12,500)	(320,000)
Class I	—	—	—	—
	—	—	(33,436)	(839,336)
Net increase (decrease)	17,815	$497,265	(691)	$(45)
N/A	After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

5. Investment Transactions

Purchases and sales (excluding proceeds from securities sold short and short-term investments) during the fiscal year ended July 31, 2013, aggregated $5,202,233 and $4,112,477, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short), as determined on a federal income tax basis, were as follows:

Cost of investments	$3,562,044
Gross unrealized:
Appreciation	$321,620
Depreciation	(58,613)
Net unrealized appreciation (depreciation) of investments	$263,007

Permanent differences, primarily due to federal taxes paid, foreign currency reclassifications, investment in short sales and net operating losses, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2013, the Fund’s tax year-end, as follows:

Capital paid-in	$(1,760)
Undistributed (Over-distribution of) net investment income	63
Accumulated net realized gain (loss)	1,697

34	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$—
Undistributed net long-term capital gains	381,979
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013
Distributions from net ordinary income[2]	$—
Distributions from net long-term capital gains[3]	111,310
2012
Distributions from net ordinary income[2]	$19,374
Distributions from net long-term capital gains	46,626
[2]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[3]

The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended July 31, 2013.

The Fund has elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses[4]	$—
Late-year ordinary losses[5]	1,484
[4]	Capital losses incurred from November 1, 2012 through July 31, 2013, the Fund’s tax year end.
[5]	Ordinary losses incurred from January 1, 2013 through July 31, 2013, and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adivser for overall investment advisory and administrative services and general office facilities. During the period August 1, 2012 through February 28, 2013, Santa Barbara was compensated for its services to the Fund from the management fees paid to the Adviser. Effective March 1, 2013, NAM is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee during the period August 1, 2012 through May 20, 2013, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.8000%
For the next $125 million	.7875
For the next $250 million	.7750
For the next $500 million	.7625
For the next $1 billion	.7500
For net assets over $2 billion	.7250

Effective May 21, 2013, the annual fund-level fee, payable monthly, will be calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	1.1000%
For the next $125 million	1.0875
For the next $250 million	1.0750
For the next $500 million	1.0625
For the next $1 billion	1.0500
For net assets over $2 billion	1.0250

Nuveen Investments	35

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2013, the complex-level fee rate for the Fund was .1683%.

During the period August 1, 2012 through May 20, 2013, the Adviser had agreed to waive fees and/or reimburse expenses through November 30, 2014, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense, underlying fund fees and expenses, and extraordinary expenses) do not exceed 1.25% (1.60% after November 30, 2014) of the average daily net assets of any class of Fund shares.

Effective May 21, 2013, the Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends expense on securities sold short, and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

Sales charges collected (Unaudited)	$2,300
Paid to financial intermediaries (Unaudited)	2,000

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

Commission advances (Unaudited)	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2013, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$519

The remaining 12b-1 fees charged to the Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

36	Nuveen Investments

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2013, as follows:

CDSC retained (Unaudited)	$—

As of July 31, 2013, Nuveen owned shares of the Fund as follows:

Class A Shares	2,191
Class C Shares	2,257
Class I Shares	49,390

8. Borrowing Arrangements

On March 30, 2012, the Fund entered into a $4.5 million (maximum commitment amount) committed 364-day secured line of credit (“Committed Secured Line”) with its custodian bank to employ leverage. Interest charged on the borrowed amount of the Committed Secured Line is calculated at a rate per annum equal to the higher of the overnight LIBOR (London Inter-bank Offered Rate) plus .80% or Federal Funds rate plus .80%. In addition, the Fund accrues a commitment fee of .15% per annum on the maximum commitment amount, and paid a .10% one-time closing fee on the maximum commitment amount.

The Committed Secured Line expired on March 29, 2013. During the period August 1, 2012 through March 29, 2013, the Fund did not utilize the Committed Secured Line.

Fees incurred on the Committed Secured Line are recognized as a component of “Other expenses” on the Statement of Operations.

9. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (“ASU”) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

10. Subsequent Events

Fiscal Year End Change

Effective August 1, 2013, the Fund’s fiscal year end changed from July 31st to August 31st, as approved by the Fund’s Board of Trustees.

Nuveen Investments	37

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

38	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

Nuveen Investments	39

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

40	Nuveen Investments

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

Nuveen Investments	41

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Fund’s investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

42	Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Fund and the Sub-Adviser generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, and three-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	43

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Fund, the Independent Board Members noted that although the Fund had not been publicly offered as of December 31, 2012, it underperformed its benchmark for the one- and three-year periods. The Board, however, recognized the changes to the Fund’s investment personnel and strategies earlier this year, which limits some of the usefulness of the historic performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fee, net management fee and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members recognized that the Fund did not pay management fees after taking into account fee waivers and expense reimbursements and that the Fund’s total net expenses were below the peer average for the latest fiscal year. However, the Board recognized the changes in management fees and expense caps the Board approved in February 2013.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Fund, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and

44	Nuveen Investments

while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

Nuveen Investments	45

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

46	Nuveen Investments

Notes

Nuveen Investments	47

Notes

48	Nuveen Investments

Notes

Nuveen Investments	49

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

50	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	51

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NELS-0713P

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

July 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)	NGGAX	NGGCX	NGGRX	NGWIX
Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)	NSAGX	NSRCX	NBGRX	NSRGX
Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)	NBQAX	NBQCX	NBQBX	NBQIX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

September 23, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)

Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)

Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)

During the first half of the reporting period, the Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund), the Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund), and the Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund) were managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments. Effective March 1, 2013, there was an internal reorganization of certain investment personnel and Fund management responsibilities between SBAM and Nuveen Asset Management, LLC (NAM), also an affiliate of Nuveen Investments. In connection with this reorganization, NAM replaced SBAM as the Funds’ sub-adviser and, the Funds’ names have changed. There were no changes to the Funds’ investment objectives or policies.

Michael Mayfield, Santa Barbara’s president and chief executive officer, James R. Boothe, CFA, and Nancy Crouse, CFA, previously co-managed the Nuveen Growth Fund. Effective December 10, 2012, Robert C. Doll, CFA, was added as a portfolio manager to the Nuveen Growth Fund and James Boothe ceased serving as a portfolio manager for the Fund. Effective February 28, 2013, Michael Mayfield retired from SBAM and is no longer a portfolio manager for the Fund. Nancy Crouse continues to serve as a portfolio manager for the Fund, along with Robert Doll.

Tracy P. Stouffer, CFA, serves as portfolio manager for the Nuveen International Growth Fund. Tracy also co-manages the Nuveen Global Growth Fund with Nancy Crouse.

Here the portfolio managers discuss the economic and market conditions, key investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2013.

What were the general market conditions and trends during this twelve-month reporting period ended July 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. At its September 2013 meeting (subsequent to the end of this reporting period), the Fed indicated that downside risks to the economy had diminished since the fall of 2012, but that recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Fed made no changes to its highly accommodative monetary policies at the September meeting, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 1.7% in the second quarter of 2013, compared with 1.1% for the first quarter, continuing the pattern of positive economic growth for the 16th consecutive quarter. The Consumer Price Index (CPI) rose 2.0% year-over-year as of July 2013, while the core CPI (which excludes food and energy) increased 1.7% during the period, staying within the Fed’s unofficial objective of

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued slowly to show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of July 2013, the national unemployment rate was 7.4%. The housing market, long a major weak spot in the U.S. economic recovery, also delivered some good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.1% for the twelve months ended June 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff” negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal year 2013, which ends on September 30, 2013, preventing a federal government shutdown. The proposed federal budget for fiscal year 2014 remains under debate.

For the majority of the reporting period, generally improving economic data and diminished systemic risk fears were supportive of risk assets in general and fixed income spread sectors specifically. The pressure to find yield continued to provide strong technical underpinnings to the market as investor flows indicated robust demand for fixed income securities during most of the reporting period. The tide quickly turned in the final month of the reporting period, however, triggered by the Fed Chairman’s comments that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs as soon as September of this year, earlier than the market anticipated. In response, Treasury yields rose sharply, while global risk assets including equities, spread products and growth-sensitive currencies sold off significantly. The combination of rising yields and a sell-off in risk assets in June was somewhat unusual; the two have generally been negatively correlated over the past several years. The common thread in the markets appeared to be a general “de-risking” by investors based on concerns about the Central Bank’s withdrawal of policy stimulus.

Given the fairly benign macro-economic environment and ongoing low interest rates, investors continued to move further out on the risk spectrum, resulting in robust flows into U.S. equity funds. Leading U.S. stock market indexes, including the S&P 500® Index, the Dow Jones Industrial Average and the Russell 2000® Index, each hit all-time highs during the reporting period, with the S&P 500® Index gaining 25% during the twelve-month reporting period. Sluggish global growth, muted global inflation and ongoing fiscal drag provided a backdrop for continued monetary policy actions outside the U.S. as well, which drove very strong equity market advances.

How did the Funds perform during the twelve-month reporting period ended July 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and since inception periods ended July 31, 2013. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)

The Fund’s Class A Shares at NAV outperformed the MSCI World Index and the Lipper classification average during the twelve-month reporting period ended July 31, 2013.

6	Nuveen Investments

The Fund’s investment process starts with the identification of nine to ten durable investment themes that describe global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. We then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign and domestic companies that are consistent with its investment themes to create a well diversified portfolio.

The Fund’s holdings in the industrials, consumer discretionary and materials sectors were the greatest positive contributors to performance during the reporting period. On the negative side, our positions in the financial and health care sectors detracted the most from performance versus the MSCI World Index. On a country basis, the U.S., Indonesia, China and Thailand contributed favorably to attribution, while the main detractors were Switzerland and Brazil. Overall stock selection during the reporting period helped the Fund outpace its benchmark. The Fund’s top contributors to performance included Caesarstone Sdot-Yam Ltd., Celgene Corporation and ASOS PLC.

Israeli company Caesarstone, the global leader in the rapidly expanding engineered quartz countertop segment, offers a compelling value proposition through high quality products in a similar price range as granite. Caesarstone benefited during the reporting period from its continued expansion into U.S. and international markets, as well as deeper penetration into commercial and residential countertop marketplaces.

U.S. biopharmaceutical company Celgene also performed well during the reporting period. Its stock price was revalued upward as investors recognized the significant demand growth potential for its leading revenue generator, Revlimid. The drug is used to treat multiple myeloma, a type of cancer that is becoming more prevalent with the world’s aging population. Celgene also has other non-cancer related products in development that may help propel strong future earnings growth.

Fund performance was also aided by a longer-term holding, U.K.-based online retailer ASOS. The company performed exceptionally well during the reporting period, benefiting from continued international expansion, increased penetration in the internet retailing segment and an uptick in consumer spending. We believe ASOS has even more growth potential as the United Kingdom and Europe remain significantly behind the U.S. in online retailing.

The Fund had several individual detractors during the reporting period, including Apple, Inc., which experienced significant stock price weakness. The company’s earnings fell short of expectations for several consecutive quarters as it faced aggressive competition from other smart phone manufacturers, pricing pressure in emerging markets and a lack of new products in its pipeline. Apple is having difficulty sustaining its previous high levels of growth as the market reflects the saturation of smart phones and tablets. We exited our position in Apple during the reporting period, but not before its negative impact on the Fund’s performance. Air Canada, the largest Canadian airline also hindered performance over the reporting period. The company’s shares underperformed after publishing disappointing numbers attributable to severe winter weather, a high proportion of less profitable leisure travelers and an unfavorable foreign exchange impact. We sold the Fund’s position in Air Canada during the reporting period.

While the Fund’s modest U.S. underweight versus the index was slightly negative over the reporting report, the country overall was the largest positive contributor to returns driven by stock selection. The Fund benefited from exposure to a number of industrial holdings including Rockwell Automation, Inc., Kansas City Southern Industries and United Rentals Inc., while avoiding retail stocks within the consumer discretionary sector. Near the middle of the reporting period, we reduced the Fund’s U.S. weight due to profit taking in holdings that performed well. However, the U.S. remained the Fund’s single largest country weight.

Nuveen Investments	7

Other changes to the Fund’s portfolio during the reporting period included lowering emerging market exposure via reductions in weights to Thailand, the Philippines and Indonesia. While these Southeast Asian nations were strong performers early on, we began to see their fundamentals deteriorating. In addition, we reduced the Fund’s weight in China due to its slowdown as the country attempted to refocus its growth away from exports and toward domestic consumption. Problems surrounding the unwinding of the country’s shadow banking system hindered that process, which may continue to test the new administration’s resolve to enact real reform in China.

We increased the Fund’s exposure to Japan, the United Kingdom and Germany. We chose Japan because we were optimistic about its new administration, led by Prime Minister Shinzo Abe and the introduction of his bold new reform measures designed to restart the country’s engine of growth, combat deflation, lower corporate taxes and increase competitiveness. In Europe, conditions generally began to look more attractive as a number of leading indicators including purchasing manager indexes, auto sales and truck traffic turned positive. We significantly increased the Fund’s allocation to the U.K. because its government has introduced several measures to boost the housing industry and property markets. Therefore, we invested in a number of housing-related stocks including: Rightmove PLC, an online marketplace for real estate listings; Crest Nicholson Holdings PLC, a home builder focused in Southwest England; Howden Joinery Group PLC, a kitchen supply company; and Keller Group PLC, an engineering infrastructure company that produces foundations. In Germany, we found interesting company-specific ideas including: Adidas-Salomon AG, an athletic footwear company; Duerr AG, a global leader in auto paint shops; OSRAM Licht AG, an LED lighting company; and Wirecard AG, a payment company.

In terms of sector allocation, we reduced the Fund’s exposure in consumer staples, energy, information technology and health care during the reporting period. At the same time, we increased exposure to industrials and consumer discretionary, to reflect our thematic shift toward urbanization/industrialization and outsourcing, currently two of the engines of growth in both the U.S. and U.K. economies. The Fund had a large exposure to all areas related to shelter to capitalize on the trend toward urbanization/industrialization including: low cost producer of cement and wallboard Eagle Materials, Inc.; the previously mentioned Caesarstone; appliance manufacturer Whirlpool Corporation, and U.S. online listing site for real estate brokers, Trulia Inc. Also, as economies around the world recover there is still a reluctance to commit capital; this led us to emphasize companies that outsource such as large-equipment rental firm United Rentals.

Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Growth Index and performed in line with the Lipper classification average during the twelve-month reporting period ended July 31, 2013.

This Fund seeks to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading; instead, we prefer to buy and hold companies we believe can increase earnings and revenues throughout various business and market cycles.

The Fund was able to outperform the Russell benchmark despite two major headwinds working against it during the reporting period: value stocks far outpaced growth stocks and more cyclical stocks beat out more defensive names. Our investment process for the Fund emphasizes well-run companies that exhibit above-average growth potential combined with durable and stable earnings streams. We believe the headwinds were offset by the Fund’s fairly broad market capitalization exposure as it has a significant number of holdings at the lower end of the large-cap spectrum. Generally, the further down in the market capitalization spectrum invested during the reporting period, the better the stocks performed. In addition, the Fund had a number of individual holdings that benefited performance, particularly companies in the technology, health care, consumer and industrial sectors.

8	Nuveen Investments

The Fund’s top contributor to performance was our consistent and significant underweight in Apple, Inc. relative to the stock’s sizable large presence in the Russell 1000® Growth Index. Apple’s stock price experienced substantial weakness during the reporting period; therefore, our underweight was very beneficial to the Fund’s relative performance versus the index. The company’s earnings fell short of expectations for several consecutive quarters as it faced aggressive competition from other smart phone manufacturers, pricing pressures in emerging markets and a lack of new products in the development pipeline.

The Fund’s standout positive performer during the reporting period was in health care, also the strongest performing sector in the index over the reporting period. Gilead Sciences, Inc., a fast-growing biotechnology and pharmaceutical company, saw its stock price rise dramatically as investors began to recognize the potential opportunity in its new Hepatitis C area, combined with its strong core HIV business. We trimmed the Fund’s exposure to Gilead Sciences to maintain balance after its position had grown due to the stock’s strong performance.

Another top performer was consumer discretionary holding Discovery Communications, Inc., a global media and entertainment company. Discovery Communications was revalued upward from a very low valuation as demand for its nonfiction programming content grew in overseas markets within Europe and Latin America and advertising revenues remained strong. Recent negotiations with cable and distribution partners have also given this firm the opportunity to increase the fees it collects. While Discovery Communications remains an important holding for the Fund, we took advantage of its stock strength to take some profits.

In consumer staples, Nu Skin Enterprises, Inc., a leading developer and marketer of anti-aging skincare products and nutritional supplements, saw its stock price surge to record highs during the reporting period. The company, which markets its products primarily through the direct to consumer sales channel, reported stronger than expected earnings growth and favorable forward looking guidance. Nu Skin continued to benefit from company-specific growth factors as it launched new products and increased its geographic breadth. In recognition of the favorable trends taking place at Nu Skin, we added to the Fund’s position during the reporting period.

The Fund’s greatest detractor during the reporting period was its cash position. Cash was a material drag on results in the strongly advancing market environment where the Russell 1000® Growth Index rose more than 21%. In addition, several technology holdings underperformed as that sector overall was also the poorest performing area within the benchmark. All three of the Fund’s laggards: EMC Corporation, Red Hat, Inc. and Oracle Corporation, suffered as enterprise spending for technology was weaker than anticipated over the twelve-month reporting period. We continued to hold all three of these companies as we believed fundamentals for each remained strong.

In addition, real estate investment trust (REIT) American Tower underperformed, particularly toward the end of the reporting period. REITs experienced technical pressures as their perceived sensitivity to interest rates gave investors an excuse to take some gains and reduce exposure to an area that performed exceptionally well in 2012. When compared to the Russell Index, the MSCI U.S. REIT Index underperformed during the reporting period.

Lastly, Herbalife Ltd., was a detractor for the Fund during the reporting period. Its stock price tumbled significantly in mid-2012 after hedge fund manager David Einhorn asked pointed questions about the company’s accounting practices during a quarterly earnings call. The stock remained under pressure as an intense battle captured on CNBC TV subsequently ensued between another prominent hedge fund manager, William Ackman, who announced a significantly bearish bet against Herbalife in December and other prominent investors such as Daniel Loeb and Carl Icahn who in turn took long positions in the company’s stock. After holding Herbalife through the downturn, we sold it in January 2013 after its stock price rallied.

Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)

The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and the Lipper classification average during the twelve-month reporting period ended July 31, 2013.

Nuveen Investments	9

The Fund’s investment process starts with identifying nine to ten durable investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed and emerging markets that are consistent with the Fund’s investment themes to create a well diversified portfolio.

The Fund’s holdings in the industrials, consumer discretionary and materials sectors were the greatest positive contributors to results during the reporting period. On the negative side, our positions in the energy and financial sectors detracted the most from performance versus the MSCI EAFE Index. The Fund’s positions in the United Kingdom, Indonesia, Thailand and China contributed favorably to attribution, while the main detractors were Canada and Switzerland. Stock selection was also very beneficial during the reporting period. In particular, our emerging market holdings far outpaced our developed market positions and were a significant factor in the Fund’s outperformance of its benchmark. The Fund’s top contributors to performance included Caesarstone Sdot-Yam Ltd., Norwegian Air Shuttle, ASOS PLC and Ashtead Group plc.

Israeli company Caesarstone, the global leader in the rapidly expanding engineered quartz countertop segment, offers a compelling value proposition through its high quality products in a similar price range as granite. Caesarstone benefited during the reporting period from its continued expansion into U.S. and international markets and its deeper penetration into commercial and residential countertop marketplaces.

Fund performance was also aided by a longer-term holding, U.K.-based online retailer ASOS. The company performed exceptionally well over the reporting period, benefiting from continued international expansion, increased penetration in the internet retailing segment and an uptick in consumer spending. We believe ASOS has even more growth potential as the U.K. and Europe remain significantly behind the U.S. in terms of online retailing.

Lastly, Ashtead Group, the leading equipment rental company in the U.K., was a strong contributor during the reporting period buoyed by its U.S.-based Sunbelt Rentals division. Sunbelt Rentals, which accounts for approximately 70% of Ashtead’s revenue and earnings, benefited from the U.S. housing market recovery and increased usage of its rental equipment by cash-strapped home builders and construction companies. We believe this company has more room to grow as only approximately 40% of construction equipment in the U.S. is rented, whereas the more mature U.K market averages 70%. Ashtead also has the potential to benefit next year as we expect the U.K. government will introduce a large program to fix the country’s aging infrastructure, which should lead to increased utilization of rental equipment.

Several individual holdings detracted from performance during the reporting period, including Aggreko plc, the market leader in rental mobile generators that provide back-up and temporary power. Its products are typically heavily utilized during major catastrophes such as Hurricane Katrina and the Japanese earthquake. Aggreko has seen its order intake slow due to more competition, increased solar power efficiencies in regions such as Japan and sharply falling demand from the military, one of its largest customers. Therefore, we sold the Fund’s position during the reporting period due to lack of growth and visibility as we move toward 2014.

In addition, Air Canada, the largest Canadian airline also hindered performance during the reporting period. The company’s shares underperformed after reporting disappointing numbers attributable to severe winter weather, a high proportion of less profitable leisure travelers and an unfavorable foreign exchange impact. We sold the Fund’s position during the period.

Other changes in the Fund’s portfolio during the reporting period included lowering emerging market exposure via reductions in weights to Thailand, the Philippines and Indonesia. These Southeast Asian nations have been strong

10	Nuveen Investments

performers for several consecutive years and their stocks are now very expensive. In addition, we are beginning to see fundamentals deteriorating in the region. Many Southeast Asian countries are strongly integrated into the supply chain for China and have therefore seen their inter-regional trade deteriorate significantly. We believe most of the key engines of emerging market growth over the past three decades, including deregulation, financial and labor markets and leveraging have run their course. Therefore, we believe there may be slowing growth rates and earnings growth rates in these countries. The stronger U.S. dollar is an additional negative factor weighing on emerging markets. We also reduced the Fund’s weight in China due to its slowdown as the country attempted to refocus growth away from exports and toward domestic consumption. Hindering that process were the problems surrounding the unwinding of the country’s shadow banking system, which will continue to test the new administration’s resolve to enact real reform in China.

During the reporting period, we increased exposure to the U.K., Germany and Sweden. Conditions in Europe generally began to look more attractive as a number of leading indicators including purchasing manager indexes, auto sales and truck traffic turned positive. We significantly increased the Fund’s allocation to the U.K. because its government has introduced several measures to boost the housing industry and property markets. Therefore, we invested in a number of housing-related stocks including Rightmove PLC, an online marketplace for real estate listings; Crest Nicholson Holdings Plc, a home builder focused in southwest England; Howden Joinery Group plc, a kitchen supply company; and Keller Group plc, an engineering infrastructure company that produces foundations. In Germany and Sweden, we found interesting company specific ideas including: Duerr AG, a global leader in auto paint shops; OSRAM Licht AG, an LED lighting company; and Arcam AB, the premier 3D printing company in the world. The European recovery also began to expand into the peripheral countries, giving us increased comfort to invest again in select companies from Spain and Italy.

In terms of sector allocation, we significantly reduced the Fund’s exposure to energy, the primary reason for a reduction in the Fund’s Canadian weight as well as its reduction in Norway. Our outlook for Canada is also negative as recent growth in that country has consistently fallen short of expectations. In addition, we sold several oil services related companies in Norway that have experienced significant weakness. We lowered the Fund’s consumer staples exposure while increasing its financial weight. We also replaced a number of the Fund’s consumer discretionary holdings with housing-related names to reflect our thematic shifts toward urbanization/industrialization and outsourcing, which are currently the engines of growth in both the U.S. and U.K. economies.

Risk Considerations

Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund)

Mutual fund investing involves risk; principal loss is possible. Equity investments, such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund)

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Small-cap stocks involve substantial risk and potential increased price volatility. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as investment focus risks, are included in the Fund’s prospectus.

Nuveen Investments	11

Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund)

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, derivatives risk, common stock risk, and smaller company risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets.

12	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Global Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	30.85%	18.33%
Class A Shares at maximum Offering Price	23.32%	16.70%
MSCI World Index**	23.24%	15.90%
Lipper Global Multi-Cap Growth Funds Classification Average**	22.59%	15.52%

Class C Shares	29.83%	17.44%
Class R3 Shares	30.48%	18.03%
Class I Shares	31.15%	18.62%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	22.49%	16.83%
Class A Shares at maximum Offering Price	15.45%	15.19%
Class C Shares	21.58%	15.96%
Class R3 Shares	22.18%	16.54%
Class I Shares	22.75%	17.12%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	5.98%	1.43%
Class C Shares	7.02%	2.18%
Class R3 Shares	6.92%	1.68%
Class I Shares	7.52%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	21.97%	5.11%	3.55%
Class A Shares at maximum Offering Price	14.94%	3.87%	2.72%
Russell 1000® Growth Index**	21.64%	9.01%	6.91%
Lipper Multi-Cap Growth Funds Classification Average**	21.86%	6.91%	5.45%

Class C Shares	21.05%	4.31%	2.77%
Class R3 Shares	21.65%	4.81%	3.27%
Class I Shares	22.26%	5.37%	3.81%

Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	5-Year	Since Inception*
Class A Shares at NAV	16.61%	3.65%	2.74%
Class A Shares at maximum Offering Price	9.89%	2.43%	1.91%
Class C Shares	15.76%	2.88%	1.97%
Class R3 Shares	16.28%	3.36%	2.46%
Class I Shares	16.90%	3.92%	3.00%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.30%	1.23%
Class C Shares	2.06%	1.98%
Class R3 Shares	1.52%	1.48%
Class I Shares	1.06%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, C and I Share returns are actual. Class R3 Share returns are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen International Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of July 31, 2013

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	33.17%	18.59%
Class A Shares at maximum Offering Price	25.52%	16.95%
MSCI EAFE Index**	23.48%	13.01%
Lipper International Multi-Cap Growth Funds Classification Average**	20.49%	13.45%

Class C Shares	32.20%	17.72%
Class R3 Shares	32.83%	18.29%
Class I Shares	33.48%	18.88%

Average Annual Total Returns as of June 30, 2013 (Most Recent Calendar Quarter)

	Average Annual
	1-Year	Since Inception*
Class A Shares at NAV	26.34%	17.28%
Class A Shares at maximum Offering Price	19.07%	15.64%
Class C Shares	25.36%	16.42%
Class R3 Shares	26.04%	16.99%
Class I Shares	26.64%	17.57%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.65%	1.43%
Class C Shares	2.43%	2.18%
Class R3 Shares	1.89%	1.68%
Class I Shares	1.39%	1.18%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.20% (1.45% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 4/24/09.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of July 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Holding Summaries as of July 31, 2013

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Global Growth Fund

Portfolio Allocation[1]
Common Stocks	87.3%
Short-Term Investments	2.4%
Other[2]	10.3%

Country Allocation[1,2]
United States	47.0%
United Kingdom	11.8%
Japan	6.4%
Germany	4.9%
France	2.0%
China	1.8%
Sweden	1.6%
Canada	1.6%
Hong Kong	1.3%
Australia	1.2%
Italy	1.1%
Israel	1.0%
Denmark	1.0%
Taiwan	0.9%
Spain	0.9%
Netherlands	0.7%
Thailand	0.6%
Panama	0.6%
Russia	0.5%
Switzerland	0.4%
Short-Term Investments[4]	2.4%
Other[2,4]	10.3%

Portfolio Composition[1]
Media	7.4%
Internet Software & Services	6.2%
Electrical Equipment	4.3%
Software	4.2%
Household Durables	4.1%
Commercial Banks	3.6%
Energy Equipment & Services	3.4%
Internet & Catalog Retail	3.0%
Biotechnology	3.0%
IT Services	3.0%
Road & Rail	2.8%
Machinery	2.2%
Health Care Providers & Services	2.2%
Specialty Retail	2.2%
Construction Materials	2.2%
Pharmaceuticals	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Food Products	2.1%
Beverages	2.0%
Aerospace & Defense	2.0%
Professional Services	2.0%
Wireless Telecommunication Services	2.0%
Oil, Gas & Consumable Fuels	2.0%
Airlines	1.9%
Hotels, Restaurants & Leisure	1.7%
Capital Markets	1.5%
Construction & Engineering	1.5%
Trading Companies & Distributors	1.3%
Diversified Financial Services	1.3%
Short-Term Investments	2.4%
Other[3]	18.3%

Top Five Common Stock Holdings[1]
Oceaneering International Inc.	1.6%
Gilead Sciences, Inc.	1.6%
Hain Celestial Group Inc.	1.6%
Priceline.com Incorporated	1.6%
Hertz Global Holdings Inc.	1.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.3% of total net assets.

4	Denominated in U.S. Dollars.

20	Nuveen Investments

Nuveen Growth Fund

Portfolio Allocation[1]
Common Stocks	95.8%
Short-Term Investments	5.1%
Other[2]	(0.9)%

Portfolio Composition[1]
IT Services	8.2%
Software	6.8%
Specialy Retail	5.5%
Internet Software & Services	5.2%
Biotechnology	5.0%
Computers & Peripherals	4.8%
Food & Staples Retailing	4.7%
Health Care Equipment & Supplies	4.6%
Aerospace & Defense	4.5%
Energy Equipment & Services	4.1%
Health Care Providers & Services	4.0%
Media	4.0%
Chemicals	3.9%
Tobacco	2.7%
Hotels, Restaurants & Leisure	2.6%
Electronic Components	2.3%
Personal Products	2.3%
Short-Term Investments	5.1%
Other[3]	19.7%

Top Five Common Stock Holdings[1]
Google Inc., Class A	3.6%
Gilead Sciences, Inc.	3.3%
United Technologies Corporation	2.8%
Philip Morris International	2.7%
Visa Inc.	2.6%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.3% of total net assets.

Nuveen Investments	21

Holding Summaries (continued) as of July 31, 2013

Nuveen International Growth Fund

Portfolio Allocation[1]
Common Stocks	94.2%
Short-Term Investments	4.0%
Other[2]	1.8%

Country Allocation[1,2]
United Kingdom	26.2%
Japan	16.3%
Germany	11.2%
Canada	6.0%
Sweden	5.6%
France	4.8%
China	4.6%
Denmark	3.6%
Australia	2.4%
Norway	2.2%
Spain	2.0%
Israel	1.5%
Hong Kong	1.5%
Taiwan	1.0%
Netherlands	1.0%
Italy	1.0%
Panama	1.0%
Switzerland	0.9%
Thailand	0.9%
Russia	0.5%
Short-Term Investments[4]	4.0%
Other[2,4]	1.8%

Portfolio Composition[1]
Internet Software & Services	8.2%
Media	6.6%
Pharmaceuticals	6.0%
Construction Materials	4.0%
Capital Markets	3.5%
Household Durables	3.2%
Internet & Catalog Retail	3.0%
Insurance	2.9%
Electrical Equipment	2.7%
Chemicals	2.7%
Machinery	2.6%
Diversified Financial Services	2.6%
Commercial Banks	2.5%
Energy Equipment & Services	2.5%
Semiconductors & Equipment	2.4%
IT Services	2.4%
Specialty Retail	2.3%
Construction & Engineering	2.2%
Biotechnology	2.2%
Software	2.0%
Aerospace & Defense	2.0%
Hotels, Restaurants & Leisure	2.0%
Health Care Providers & Services	1.8%
Household Products	1.8%
Beverages	1.6%
Automobiles	1.5%
Short-Term Investments	4.0%
Other[3]	18.8%

Top Five Common Stock Holdings[1]
European Aeronautic Defence & Space Company	2.0%
Crest Nicholson Holdings PLC	1.8%
Vesta Wind Systems A/S	1.7%
Caesarstone Sdot-Yam Ltd.	1.5%
Lloyds TSB Group PLC	1.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 1.5% of total net assets.

4	Denominated in U.S. Dollars.

22	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,140.90	$1,136.20	$1,139.00	$1,142.00	$1,017.75	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$7.54	$11.49	$8.86	$6.21	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,118.50	$1,114.30	$1,117.30	$1,120.10	$1,018.74	$1,015.03	$1,017.55	$1,019.98
Expenses Incurred During Period	$6.41	$10.33	$7.66	$5.10	$6.11	$9.84	$7.30	$4.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.46% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen International Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/13)	$1,114.70	$1,110.50	$1,113.00	$1,115.80	$1,017.75	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$7.45	$11.36	$8.75	$6.14	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	23

Shareholder Meeting Report

A special shareholders meeting was held in the offices of Nuveen Investments on February 8, 2013; at this meeting the shareholders were asked to approve a new sub-advisory agreement. The meeting was subsequently adjourned to February 22, 2013.

Nuveen Growth Fund
Common Shares
APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WAS REACHED AS FOLLOWS:
For	832,432
Withhold	2,896
Abstain	4,490
Total	839,818

24	Nuveen Investments

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Growth Fund (formerly Nuveen Santa Barbara Global Growth Fund), Nuveen Growth Fund (formerly Nuveen Santa Barbara Growth Fund), and Nuveen International Growth Fund (formerly Nuveen Santa Barbara International Growth Fund) (a series of the Nuveen Investment Trust II, hereinafter referred to as the “Funds”) at July 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 25, 2013

Nuveen Investments	25

Portfolio of Investments

Nuveen Global Growth Fund

(formerly Nuveen Santa Barbara Global Growth Fund)

July 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 87.3%

	Aerospace & Defense – 2.0%

1,568	DigitalGlobe Inc., (2)	$50,803

1,059	European Aeronautic Defence & Space Company	63,236
	Total Aerospace & Defense	114,039
	Airlines – 1.9%

244	Copa Holdings SA	33,957

3,460	Delta Air Lines, Inc.	73,456
	Total Airlines	107,413
	Auto Components – 0.9%

40,000	Hota Industrial Manufacturing Company Limited, (2)	49,089
	Beverages – 2.0%

1,539	Constellation Brands, Inc., Class A, (2)	80,167

7,990	Treasury Wine Estates Limited	34,257
	Total Beverages	114,424
	Biotechnology – 3.0%

534	Celgene Corporation, (2)	78,423

1,498	Gilead Sciences, Inc., (2)	92,052
	Total Biotechnology	170,475
	Capital Markets – 1.5%

748	Aurelius AG	22,385

4,902	WisdomTree Investments Inc., (2)	63,481
	Total Capital Markets	85,866
	Chemicals – 0.7%

533	Koninklijke DSM NV	37,439
	Commercial Banks – 3.6%

1,392	First Republic Bank of San Francisco	60,120

48,674	Lloyds TSB Group PLC, (2)	50,699

615	Signature Bank, (2)	56,303

3,954	Sumitomo Mitsui Financial Group	36,377
	Total Commercial Banks	203,499
	Commercial Services & Supplies – 0.8%

15,400	Regus PLC	43,387
	Construction & Engineering – 1.5%

2,845	Keller Group PLC	47,997

5,700	Yumeshin Holdings Company Limited	34,872
	Total Construction & Engineering	82,869
	Construction Materials – 2.2%

1,775	Caesarstone Sdot- Yam Ltd., (2)	57,581

952	Eagle Materials Inc.	64,241
	Total Construction Materials	121,822
	Consumer Finance – 0.8%

4,519	International Personal Finance	43,722
	Diversified Consumer Services – 0.6%

5,400	JP Holdings Inc.	32,926

26	Nuveen Investments

Shares	Description (1)	Value

	Diversified Financial Services – 1.3%

1,291	Investment AB Kinnevik, Class B Shares	$38,979

2,200	Orix Corporation	32,693
	Total Diversified Financial Services	71,672
	Electrical Equipment – 4.3%

1,878	Generac Holdings Inc.	81,411

1,336	OSRAM Licht AG, (2)	52,076

573	Rockwell Automation, Inc.	55,495

2,662	Vesta Wind Systems A/S, (2)	53,960
	Total Electrical Equipment	242,942
	Energy Equipment & Services – 3.4%

1,200	Cooper Cameron Corporation, (2)	71,160

1,144	Oceaneering International Inc.	92,767

2,900	Trinidad Drilling Limited	26,484
	Total Energy Equipment & Services	190,411
	Food Products – 2.1%

85,000	China Modern Dairy Holdings Limited, (2)	25,646

1,248	Hain Celestial Group Inc., (2)	91,054
	Total Food Products	116,700
	Health Care Equipment & Supplies – 0.6%

51,637	GI Dynamics Inc., (2)	33,418
	Health Care Providers & Services – 2.2%

987	Catamaran Corporation, (2)	52,114

3,600	Tsukui Corporation	35,996

5,525	Virtus Health Limited, (2)	35,309
	Total Health Care Providers & Services	123,419
	Hotels, Restaurants & Leisure – 1.7%

5,421	Melia Hotels International SA	48,680

977	Whitbread PLC	48,006
	Total Hotels, Restaurants & Leisure	96,686
	Household Durables – 4.1%

11,347	Crest Nicholson Holdings PLC, (2)	58,034

560	Mohawk Industries Inc., (2)	66,634

800	West Holdings Corporation	24,496

598	Whirlpool Corporation	80,096
	Total Household Durables	229,260
	Household Products – 0.4%

400	Unicharm Corporation	21,326
	Insurance – 0.9%

10,300	AIA Group Limited	48,807
	Internet & Catalog Retail – 3.0%

729	ASOS PLC, (2)	52,522

6,197	Ocado Group PLC, (2)	28,989

103	Priceline.com Incorporated, (2)	90,194
	Total Internet & Catalog Retail	171,705

Nuveen Investments	27

Portfolio of Investments

Nuveen Global Growth Fund (continued)

July 31, 2013

Shares	Description (1)	Value

	Internet Software & Services – 6.2%

370	Baidu.com, Inc., Sponsored ADR, (2)	$48,955

24,534	Blinkx PLC, (2)	48,892

1,164	eBay Inc., (2)	60,167

1,300	Kakaku.Com Inc.	45,077

2,514	Telecity Group PLC	33,999

700	Tencent Holdings Limited	31,753

1,541	Trulia Inc., (2)	57,418

799	Yandex NV, Class A Shares, (2)	25,968
	Total Internet Software & Services	352,229
	IT Services – 3.0%

188	Alliance Data Systems Corporation, (2)	37,183

476	Visa Inc.	84,257

1,525	WireCard AG	47,068
	Total IT Services	168,508
	Life Sciences Tools & Services – 0.9%

225	Eurofins Scientific	49,389
	Machinery – 2.2%

700	Arcam AB, (2)	50,689

718	Duerr AG	47,979

400	Zuiko Corporation	24,798
	Total Machinery	123,466
	Media – 7.4%

700	Avex Group Holdings Inc.	24,022

968	Discovery Communications Inc., Class A Shares, (2)	77,169

1,486	IMAX Corporation, (2)	37,417

1,471	Lions Gate Entertainment Corporation, Equity, (2)	47,852

14,853	Mediaset SpA, (2)	64,930

7,462	Perform Group PLC, (2)	56,985

962	Rightmove PLC	35,576

2,367	Twenty First Century Fox Inc., Class Bq Shares	70,986
	Total Media	414,937
	Oil, Gas & Consumable Fuels – 2.0%

413	Pioneer Natural Resources Company	63,916

612	Range Resources Corporation	48,409
	Total Oil, Gas & Consumable Fuels	112,325
	Pharmaceuticals – 2.1%

425	Bayer AG, Sponsored ADR	49,389

95	Roche Holdings AG, Sponsored ADR	23,405

13,500	Shangai Fosun Pharmaceutical Group Company Limited	23,604

262	Valeant Pharmaceuticals International, (2)	24,523
	Total Pharmaceuticals	120,921
	Professional Services – 2.0%

1,517	TrueBlue Inc., (2)	40,504

1,136	Verisk Analytics Inc, Class A Shares, (2)	73,113
	Total Professional Services	113,617

28	Nuveen Investments

Shares	Description (1)			Value

	Real Estate Management & Development – 0.6%

415,700	Quality Houses PCL			$36,125
	Road & Rail – 2.8%

3,348	Hertz Global Holdings Inc., (2)			85,742

681	Kansas City Southern Industries			73,378
	Total Road & Rail			159,120
	Semiconductors & Equipment – 0.8%

5,589	CSR PLC			48,378
	Software – 4.2%

363	NetSuite Inc., (2)			34,082

1,091	ServiceNow Inc., (2)			47,546

949	Splunk Inc., (2)			47,459

427	Ultimate Software Group, Inc., (2)			57,773

743	Workday Inc., Class A, (2)			50,739
	Total Software			237,599
	Specialty Retail – 2.2%

10,549	Howden Joinery Group PLC			46,346

16,140	Topps Tiles PLC			21,422

547	Ulta Salon, Cosmetics & Fragrance, Inc., (2)			55,192
	Total Specialty Retail			122,960
	Textiles, Apparel & Luxury Goods – 2.1%

491	Adidas-Salomon AG			54,738

946	Michael Kors Holdings Limited, (2)			63,704
	Total Textiles, Apparel & Luxury Goods			118,442
	Trading Companies & Distributors – 1.3%

1,326	United Rentals Inc., (2)			76,006
	Wireless Telecommunication Services – 2.0%

833	SBA Communications Corporation, (2)			61,717

800	Softbank Corporation			50,986
	Total Wireless Telecommunication Services			112,703
	Total Common Stocks (cost $4,397,070)			4,920,041

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%

$136	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $135,572, collateralized by $140,000 U.S. Treasury Notes, 0.750%, due 12/15/13, value $140,477	0.010%	8/01/13	$135,571
	Total Short-Term Investments (cost $135,571)			135,571
	Total Investments (cost $4,532,641) – 89.7%			5,055,612
	Other Assets Less Liabilities – 10.3%			582,055
	Net Assets – 100%			$5,637,667

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments

Nuveen Growth Fund

(formerly Nuveen Santa Barbara Growth Fund)

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 95.8%

	Aerospace & Defense – 4.5%

2,549	Precision Castparts Corporation	$565,164

8,998	United Technologies Corporation	949,919
	Total Aerospace & Defense	1,515,083
	Biotechnology – 5.0%

3,790	Celgene Corporation, (2)	556,599

18,335	Gilead Sciences, Inc., (2)	1,126,686
	Total Biotechnology	1,683,285
	Capital Markets – 1.8%

8,150	T. Rowe Price Group Inc.	613,206
	Chemicals – 3.9%

6,909	Ecolab Inc.	636,595

6,915	Monsanto Company	683,064
	Total Chemicals	1,319,659
	Commercial Banks – 2.0%

15,461	Wells Fargo & Company	672,554
	Computers & Peripherals – 4.8%

1,775	Apple, Inc.	803,188

30,700	EMC Corporation	802,805
	Total Computers & Peripherals	1,605,993
	Electrical Equipment – 1.4%

3,700	Roper Industries Inc.	466,052
	Electronic Components – 2.3%

9,815	Amphenol Corporation, Class A	771,066
	Energy Equipment & Services – 4.1%

7,176	Oceaneering International Inc.	581,902

9,647	Schlumberger Limited	784,591
	Total Energy Equipment & Services	1,366,493
	Food & Staples Retailing – 4.7%

7,300	Costco Wholesale Corporation	856,217

11,900	CVS Caremark Corporation	731,731
	Total Food & Staples Retailing	1,587,948
	Health Care Equipment & Supplies – 4.6%

9,000	Covidien PLC	554,670

7,030	ResMed Inc.	334,980

9,518	Stryker Corporation	670,638
	Total Health Care Equipment & Supplies	1,560,288
	Health Care Providers & Services – 4.0%

9,460	Express Scripts, Holding Company, (2)	620,103

6,001	McKesson HBOC Inc.	736,083
	Total Health Care Providers & Services	1,356,186
	Hotels, Restaurants & Leisure – 2.6%

12,083	Starbucks Corporation	860,793
	Industrial Conglomerates – 2.1%

10,444	Danaher Corporation	703,299

30	Nuveen Investments

Shares	Description (1)	Value
	Internet Software & Services – 5.2%

10,700	eBay Inc., (2)	$553,083

1,355	Google Inc., Class A, (2)	1,202,698
	Total Internet Software & Services	1,755,781
	IT Services – 8.2%

10,707	Accenture Limited	790,284

2,120	Alliance Data Systems Corporation, (2)	419,294

11,670	Gartner Inc., (2)	700,317

4,904	Visa Inc.	868,057
	Total IT Services	2,777,952
	Leisure Equipment & Products – 2.0%

6,160	Polaris Industries Inc.	690,782
	Life Sciences Tools & Services – 1.5%

5,126	Waters Corporation, (2)	517,418
	Media – 4.0%

10,664	DirecTV, (2)	674,711

8,500	Discovery Communications Inc., Class A Shares, (2)	677,620
	Total Media	1,352,331
	Personal Products – 2.3%

9,130	Nu Skin Enterprises, Inc., Class A	763,633
	Pharmaceuticals – 2.0%

7,405	Allergan, Inc.	674,744
	Professional Services – 2.0%

5,999	IHS Inc., (2)	658,570
	Road & Rail – 1.1%

3,506	Kansas City Southern Industries	377,772
	Software – 6.8%

8,600	Check Point Software Technology Limited, (2)	484,266

7,935	Intuit, Inc.	507,205

25,400	Oracle Corporation	821,690

9,483	Red Hat, Inc., (2)	490,935
	Total Software	2,304,096
	Specialized REIT – 2.2%

10,326	American Tower REIT Inc.	730,978
	Specialty Retail – 5.5%

7,378	Gap, Inc.	338,650

7,397	PetSmart Inc.	541,608

8,490	Ross Stores, Inc.	572,820

3,300	Tractor Supply Company	399,729
	Total Specialty Retail	1,852,807
	Textiles, Apparel & Luxury Goods – 1.4%

7,342	Nike, Inc., Class B	461,959
	Tobacco – 2.7%

10,135	Philip Morris International	903,839
	Trading Companies & Distributors – 1.1%

1,367	W.W. Grainger, Inc.	358,344
	Total Common Stocks (cost $23,199,421)	32,262,911

Nuveen Investments	31

Portfolio of Investments

Nuveen Growth Fund (continued)

July 31, 2013

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.1%

$1,713	Repurchase Agreement with Fixed Income Clearning Corporation, dated 7/31/13, repurchase price $1,712,891, collateralized by $1,770,000 U.S. Treasury Notes, 1.875%, due 6/30/20, value $1,750,088	0.010%	8/01/13	$1,712,890
	Total Short-Term Investments (cost $1,712,890)			1,712,890
	Total Investments (cost $24,912,311) – 100.9%			33,975,801
	Other Assets Less Liabilities – (0.9)%			(299,181)
	Net Assets – 100%			$33,676,620

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen International Growth Fund

(formerly Nuveen Santa Barbara International Growth Fund)

July 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 94.2%

	Aerospace & Defense – 2.0%

11,707	European Aeronautic Defence & Space Company	$699,057
	Airlines – 1.0%

2,432	Copa Holdings SA	338,461
	Auto Components – 1.0%

292,000	Hota Industrial Manufacturing Company Limited, (2)	358,348
	Automobiles – 1.5%

10,000	Fuji Heavy Industries Limited	247,370

38,000	Isuzu Motors Limited	270,514
	Total Automobiles	517,884
	Beverages – 1.6%

10,590	Diageo PLC	330,900

52,198	Treasury Wine Estates Limited	223,800
	Total Beverages	554,700
	Biotechnology – 2.2%

4,469	BioGaia AB, B Shares	152,894

5,058	CSL Limited	300,379

9,104	Novozymes AS, Class B	312,063
	Total Biotechnology	765,336
	Capital Markets – 3.5%

6,603	Aurelius AG	197,603

526,000	China Galaxy Securities Company, (2)	308,590

23,168	Hargreaves Lansdown PLC	345,571

68,000	Vostok Nafta Investment Limited	382,869
	Total Capital Markets	1,234,633
	Chemicals – 2.7%

4,600	Hexpol AB	337,688

5,000	Koninklijke DSM NV	351,212

3,800	Shin-Etsu Chemical Company Limited	237,524
	Total Chemicals	926,424
	Commercial Banks – 2.5%

509,289	Lloyds TSB Group PLC, (2)	530,475

37,335	Sumitomo Mitsui Financial Group	343,482
	Total Commercial Banks	873,957
	Commercial Services & Supplies – 1.1%

141,059	Regus PLC	397,413
	Construction & Engineering – 2.2%

28,259	Keller Group PLC	476,748

48,700	Yumeshin Holdings Company Limited	297,940
	Total Construction & Engineering	774,688
	Construction Materials – 4.0%

16,460	Caesarstone Sdot- Yam Ltd., (2)	533,962

378,000	China National Building Material Company Limited	341,173

6,797	HeidelbergCement AG	522,107
	Total Construction Materials	1,397,242

Nuveen Investments	33

Portfolio of Investments

Nuveen International Growth Fund (continued)

July 31, 2013

Shares	Description (1)	Value
	Consumer Finance – 0.8%

29,830	International Personal Finance	$288,610
	Diversified Consumer Services – 0.5%

28,000	JP Holdings Inc.	170,728
	Diversified Financial Services – 2.6%

14,011	Element Financial Corporation, (2)	173,518

11,182	Investment AB Kinnevik, Class B Shares	337,614

25,300	Orix Corporation	375,973
	Total Diversified Financial Services	887,105
	Electrical Equipment – 2.7%

9,002	OSRAM Licht AG, (2)	350,891

29,723	Vesta Wind Systems A/S, (2)	602,495
	Total Electrical Equipment	953,386
	Electronic Equipment & Instruments – 0.5%

14,000	Yaskawa Electric Corporation	167,439
	Energy Equipment & Services – 2.5%

10,000	Canadian Energy Services & Technology Corporation	181,190

11,624	Seadrill Limited	496,112

20,000	Trinidad Drilling Limited	182,650
	Total Energy Equipment & Services	859,952
	Food Products – 0.5%

569,000	China Modern Dairy Holdings Limited, (2)	171,677
	Health Care Equipment & Supplies – 0.7%

8,200	Olympus Corporation, (2)	251,167
	Health Care Providers & Services – 1.8%

30,400	Tsukui Corporation	303,969

49,810	Virtus Health Limited, (2)	318,327
	Total Health Care Providers & Services	622,296
	Hotels, Restaurants & Leisure – 2.0%

39,241	Melia Hotels International SA	352,379

6,960	Whitbread PLC	341,989
	Total Hotels, Restaurants & Leisure	694,368
	Household Durables – 3.2%

9,645	Berkely Group Holdings	331,451

119,562	Crest Nicholson Holdings PLC, (2)	611,493

5,900	West Holdings Corporation	180,658
	Total Household Durables	1,123,602
	Household Products – 1.8%

11,925	Svenska Cellulosa AB, B Shares	315,590

5,700	Unicharm Corporation	303,891
	Total Household Products	619,481
	Insurance – 2.9%

74,200	AIA Group Limited	351,598

14,988	AXA	330,494

18,690	Prudential Corporation PLC	331,803
	Total Insurance	1,013,895

34	Nuveen Investments

Shares	Description (1)	Value
	Internet & Catalog Retail – 3.0%

7,259	ASOS PLC, (2)	$522,985

40,912	Ocado Group PLC, (2)	191,380

24,800	Rakuten Inc.	335,108
	Total Internet & Catalog Retail	1,049,473
	Internet Software & Services – 8.2%

3,202	Baidu.com, Inc., Sponsored ADR, (2)	423,657

218,156	Blinkx PLC, (2)	434,750

12,500	Kakaku.Com Inc.	433,434

31,277	Opera Software ASA	254,768

23,950	Telecity Group PLC	323,898

8,000	Tencent Holdings Limited	362,886

13,479	United Internet AG	440,405

5,394	Yandex NV, Class A Shares, (2)	175,305
	Total Internet Software & Services	2,849,103
	IT Services – 2.4%

9,673	Amadeus IT Holding SA	332,264

2,734	Cancom SE	91,293

12,750	WireCard AG	393,517
	Total IT Services	817,074
	Life Sciences Tools & Services – 1.0%

1,519	Eurofins Scientific	333,432
	Machinery – 2.6%

5,951	Arcam AB, (2)	430,931

5,018	Duerr AG	335,320

2,500	Zuiko Corporation	154,989
	Total Machinery	921,240
	Media – 6.6%

12,300	Avex Group Holdings Inc.	422,102

34,371	Daily Mail and General Trust PLC	421,694

14,772	IMAX Corporation, (2)	371,959

79,202	Mediaset SpA, (2)	346,234

50,262	Perform Group PLC, (2)	383,835

9,930	Rightmove PLC	367,227
	Total Media	2,313,051
	Oil, Gas & Consumable Fuels – 1.3%

8,307	AltaGas Limited	291,081

7,328	Cameco Corporation	148,829
	Total Oil, Gas & Consumable Fuels	439,910
	Pharmaceuticals – 6.0%

2,908	Bayer AG, Sponsored ADR	337,927

2,021	Novo Nordisk A/S	341,867

1,327	Roche Holdings AG, Sponsored ADR	326,929

6,197	Sanofi-Aventis	319,022

87,500	Shangai Fosun Pharmaceutical Group Company Limited	152,986

5,525	Stada Arzneimittel AG	259,204

Nuveen Investments	35

Portfolio of Investments

Nuveen International Growth Fund (continued)

July 31, 2013

Shares	Description (1)			Value
	Pharmaceuticals (continued)

3,801	Valeant Pharmaceuticals International, (2)			$355,774
	Total Pharmaceuticals			2,093,709
	Professional Services – 1.0%

213,992	Hays PLC			335,627
	Real Estate Investment Trust – 1.1%

46,892	Great Portland Estates PLC			396,620
	Real Estate Management & Development – 1.4%

18,469	Countrywide PLC			171,666

3,502,300	Quality Houses PCL			304,353
	Total Real Estate Management & Development			476,019
	Semiconductors & Equipment – 2.4%

38,848	CSR PLC			336,265

54,494	Infineon Technologies AG			480,939
	Total Semiconductors & Equipment			817,204
	Software – 2.0%

8,871	Aveva Group PLC			324,420

5,416	Open Text Corporation			381,990
	Total Software			706,410
	Specialty Retail – 2.3%

104,836	Howden Joinery Group PLC			460,583

5,200	Jin Company Limited			207,129

100,895	Topps Tiles PLC			133,917
	Total Specialty Retail			801,629
	Textiles, Apparel & Luxury Goods – 1.4%

4,342	Adidas-Salomon AG			484,061
	Tobacco – 1.3%

13,000	Japan Tobacco Inc.			454,754
	Trading Companies & Distributors – 1.0%

31,216	Ashtead Group PLC			335,262
	Wireless Telecommunication Services – 1.4%

7,800	Softbank Corporation			497,110
	Total Common Stocks (cost $29,628,243)			32,783,537

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 4.0%

$1,384	Repurchase Agreement with State Street Bank, dated 7/31/13, repurchase price $1,384,380, collateralized by $1,410,000 U.S. Treasury Notes, 0.750%, due 12/15/13, value $1,414,800	0.010%	8/01/13	$1,384,379
	Total Short-Term Investments (cost $1,384,379)			1,384,379
	Total Investments (cost $31,012,622) – 98.2%			34,167,916
	Other Assets Less Liabilities – 1.8%			630,543
	Net Assets – 100%			$34,798,459

36	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	37

Statement of Assets and Liabilities

July 31, 2013

	Global Growth	Growth	International Growth
Assets
Investments, at value (cost $4,532,641, $24,912,311 and $31,012,622, respectively)	$5,055,612	$33,975,801	$34,167,916
Cash denominated in foreign currencies (cost $544, $— and $—, respectively)	542	—	—
Receivable for:
Dividends and interest	439	9,481	19,492
From Adviser	35,557	—	—
Investments sold	129,455	—	1,302,006
Reclaims	332	—	5,914
Shares sold	519,948	59,565	331,510
Other assets	23,190	11,590	20,971
Total assets	5,765,075	34,056,437	35,847,809
Liabilities
Payable for:
Investments purchased	47,718	300,980	875,242
Shares redeemed	17,830	23,898	104,824
Accrued expenses:
Management fees	—	17,850	15,996
Trustees fees	27	243	244
12b-1 distribution and service fees	707	6,309	1,718
Other	61,126	30,537	51,326
Total liabilities	127,408	379,817	1,049,350
Net assets	$5,637,667	$33,676,620	$34,798,459
Class A Shares
Net assets	$1,031,505	$13,857,664	$7,055,659
Shares outstanding	34,820	539,667	201,703
Net asset value per share	$29.62	$25.68	$34.98
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$31.43	$27.25	$37.11
Class C Shares
Net assets	$360,856	$4,143,388	$144,198
Shares outstanding	12,649	169,921	4,232
Net asset value and offering price per share	$28.53	$24.38	$34.07
Class R3 Shares
Net assets	$507,538	$54,440	$623,550
Shares outstanding	17,347	2,125	17,933
Net asset value and offering price per share	$29.26	$25.62	$34.77
Class I Shares
Net assets	$3,737,768	$15,621,128	$26,975,052
Shares outstanding	124,600	602,693	766,775
Net asset value and offering price per share	$30.00	$25.92	$35.18
Net assets consist of:
Capital paid-in	$4,808,091	$24,608,028	$32,137,365
Undistributed (Over-distribution of) net investment income	(10,751)	(49,607)	127,079
Accumulated net realized gain (loss)	317,489	54,709	(618,874)
Net unrealized appreciation (depreciation)	522,838	9,063,490	3,152,889
Net assets	$5,637,667	$33,676,620	$34,798,459
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

38	Nuveen Investments

Statement of Operations

Year Ended July 31, 2013

	Global Growth	Growth	International Growth
Dividend and Interest Income (net of foreign tax withheld of $1,036, $290 and $25,831, respectively)	$25,519	$367,510	$384,386
Expenses
Management fees	21,705	202,090	211,565
12b-1 service fees – Class A	973	32,391	5,683
12b-1 distribution and service fees – Class C	2,506	29,821	724
12b-1 distribution and service fees – Class R3	2,217	407	2,716
Shareholder servicing agent fees and expenses	1,031	27,517	6,605
Custodian fees and expenses	90,405	20,453	133,062
Trustees fees and expenses	249	934	814
Professional fees	17,613	16,652	19,031
Shareholder reporting expenses	54,445	16,467	15,803
Federal and state registration fees	54,648	61,979	53,950
Other expenses	2,945	4,410	3,724
Total expenses before fee waiver/expense reimbursement	248,737	413,121	453,677
Fee waiver/expense reimbursement	(212,032)	(57,509)	(142,310)
Net expenses	36,705	355,612	311,367
Net investment income (loss)	(11,186)	11,898	73,019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	367,144	3,429,655	5,321,059
Change in net unrealized appreciation (depreciation) of investments and foreign currency	378,080	2,634,574	1,788,411
Net realized and unrealized gain (loss)	745,224	6,064,229	7,109,470
Net increase (decrease) in net assets from operations	$734,038	$6,076,127	$7,182,489

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Changes in Net Assets

	Global Growth		Growth
	Year Ended 7/31/13	Year Ended 7/31/12	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$(11,186)	$(7,842)	$11,898	$21,744
Net realized gain (loss) from investments and foreign currency	367,144	(42,963)	3,429,655	805,554
Change in net unrealized appreciation (depreciation) of investments and foreign currency	378,080	(107,125)	2,634,574	(13,147)
Net increase (decrease) in net assets from operations	734,038	(157,930)	6,076,127	814,151
Distributions to Shareholders
From net investment income:
Class A	—	—	(25,479)	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	(57,442)	(40,098)
From accumulated net realized gains:
Class A	(483)	(61,068)	—	—
Class C	(332)	(62,790)	—	—
Class R3	(646)	(58,992)	—	—
Class I	(1,943)	(58,937)	—	—
Decrease in net assets from distributions to shareholders	(3,404)	(241,787)	(82,921)	(40,098)
Fund Share Transactions
Proceeds from sale of shares	3,191,330	995,254	22,604,396	32,138,125
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,404	239,729	64,427	29,974
	3,194,734	1,234,983	22,668,823	32,168,099
Cost of shares redeemed	(101,065)	(726,805)	(23,142,257)	(42,895,346)
Net increase (decrease) in net assets from Fund share transactions	3,093,669	508,178	(473,434)	(10,727,247)
Net increase (decrease) in net assets	3,824,303	108,461	5,519,772	(9,953,194)
Net assets at the beginning of period	1,813,364	1,704,903	28,156,848	38,110,042
Net assets at the end of period	$5,637,667	$1,813,364	$33,676,620	$28,156,848
Undistributed (Over-distribution of) net investment income at the end of period	$(10,751)	$(6,671)	$(49,607)	$21,416

See accompanying notes to financial statements.

40	Nuveen Investments

	International Growth
	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$73,019	$(5,227)
Net realized gain (loss) from investments and foreign currency	5,321,059	(4,399,485)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,788,411	(657,751)
Net increase (decrease) in net assets from operations	7,182,489	(5,062,463)
Distributions to Shareholders
From net investment income:
Class A	(3,250)	(4,246)
Class C	—	—
Class R3	(256)	(315)
Class I	(111,520)	(122,579)
From accumulated net realized gains:
Class A	—	(366)
Class C	—	(119)
Class R3	—	(119)
Class I	—	(7,086)
Decrease in net assets from distributions to shareholders	(115,026)	(134,830)
Fund Share Transactions
Proceeds from sale of shares	9,914,702	1,609,999
Proceeds from shares issued to shareholders due to reinvestment of distributions	115,010	122,058
	10,029,712	1,732,057
Cost of shares redeemed	(2,828,558)	(7,014,653)
Net increase (decrease) in net assets from Fund share transactions	7,201,154	(5,282,596)
Net increase (decrease) in net assets	14,268,617	(10,479,889)
Net assets at the beginning of period	20,529,842	31,009,731
Net assets at the end of period	$34,798,459	$20,529,842
Undistributed (Over-distribution of) net investment income at the end of period	$127,079	$(9,182)

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GLOBAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (4/09)
2013	$22.68	$(.14)	$7.12	$6.98	$—	$(.04)	$(.04)	$29.62
2012	29.61	(.07)	(2.78)	(2.85)	—	(4.08)	(4.08)	22.68
2011	25.80	(.03)	6.35	6.32	—	(2.51)	(2.51)	29.61
2010	24.15	(.03)	3.28	3.25	—	(1.60)	(1.60)	25.80
2009(d)	20.00	.03	4.12	4.15	—	—	—	24.15
Class C (4/09)
2013	22.01	(.30)	6.86	6.56	—	(.04)	(.04)	28.53
2012	29.07	(.23)	(2.75)	(2.98)	—	(4.08)	(4.08)	22.01
2011	25.54	(.24)	6.28	6.04	—	(2.51)	(2.51)	29.07
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54
2009(d)	20.00	(.01)	4.11	4.10	—	—	—	24.10
Class R3 (4/09)
2013	22.46	(.18)	7.02	6.84	—	(.04)	(.04)	29.26
2012	29.43	(.14)	(2.75)	(2.89)	—	(4.08)	(4.08)	22.46
2011	25.71	(.10)	6.33	6.23	—	(2.51)	(2.51)	29.43
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71
2009(d)	20.00	.02	4.12	4.14	—	—	—	24.14
Class I (4/09)
2013	22.91	(.05)	7.18	7.13	—	(.04)	(.04)	30.00
2012	29.79	(.03)	(2.77)	(2.80)	—	(4.08)	(4.08)	22.91
2011	25.88	.04	6.38	6.42	—	(2.51)	(2.51)	29.79
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88
2009(d)	20.00	.05	4.12	4.17	—	—	—	24.17

42	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

30.85%	$1,032	10.14%		(9.24)%	1.42%		(.52)%	218%
(8.43)	68	6.00		(4.85)	1.43		(.28)	150
24.96	428	5.81		(4.49)	1.43		(.10)	143
13.50	343	3.88		(2.55)	1.44		(.11)	136
20.75	302	5.88	*	(3.91)*	1.45	*	.53 *	37

29.83	361	10.03		(9.05)	2.17		(1.19)	218
(9.10)	164	7.04		(5.85)	2.18		(.99)	150
24.02	421	6.56		(5.23)	2.18		(.85)	143
12.67	339	4.63		(3.30)	2.19		(.86)	136
20.50	301	6.64	*	(4.66)*	2.20	*	(.23 )*	37

30.48	508	9.16		(8.18)	1.67		(.69)	218
(8.63)	389	6.94		(5.85)	1.68		(.59)	150
24.63	426	6.06		(4.74)	1.68		(.35)	143
13.26	342	4.13		(2.80)	1.69		(.36)	136
20.65	302	6.14	*	(4.16)*	1.70	*	.28 *	37

31.15	3,738	9.13		(8.16)	1.17		(.20)	218
(8.18)	1,192	7.54		(6.50)	1.18		(.14)	150
25.23	430	5.56		(4.24)	1.18		.15	143
13.79	344	3.63		(2.30)	1.19		.14	136
20.85	302	5.64	*	(3.66)*	1.20	*	.78 *	37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/06)
2013	$21.09	$.01	$4.62	$4.63	$(.04)	$—	$(.04)	$25.68
2012	20.23	(.02)	.88	.86	—	—	—	21.09
2011	17.10	.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
Class C (3/06)
2013	20.14	(.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(.16)	.84	.68	—	—	—	20.14
2011	16.57	(.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
Class R3 (3/09)
2013	21.06	(.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(.07)	.89	.82	—	—	—	21.06
2011	17.18	(.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(d)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)
2013	21.29	.05	4.67	4.72	(.09)	—	(.09)	25.92
2012	20.40	.05	.88	.93	(.04)	—	(.04)	21.29
2011	17.24	.06	3.14	3.20	(.04)	—	(.04)	20.40
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48

44	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

21.97%	$13,858	1.40%		(.16)%	1.22%		.02%	67%
4.25	12,947	1.31		(.18)	1.23		(.09)	72
18.30	9,599	1.19		.04	1.19		.04	43
11.53	5,330	1.62		(.21)	1.38		.03	47
(23.54)	8,686	1.82		(.25)	1.40		.17	24

21.05	4,143	2.18		(1.02)	1.97		(.81)	67
3.49	1,799	2.07		(.91)	1.98		(.82)	72
17.44	1,661	1.94		(.70)	1.94		(.70)	43
10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24

21.65	54	1.63		(.28)	1.47		(.12)	67
4.05	110	1.53		(.42)	1.48		(.37)	72
17.81	54	1.44		(.14)	1.44		(.14)	43
11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

22.26	15,621	1.16		.04	.97		.23	67
4.59	13,301	1.07		.14	.98		.23	72
18.55	26,796	.94		.30	.94		.30	43
11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERNATIONAL GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Invest- ment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (4/09)
2013	$26.34	$.10	$8.62	$8.72	$(.08)	$—	$(.08)	$34.98
2012	31.33	(.05)	(4.84)	(4.89)	(.09)	(.01)	(.10)	26.34
2011	26.95	.10	6.61	6.71	—	(2.33)	(2.33)	31.33
2010	25.09	(.05)	4.31	4.26	—	(2.40)	(2.40)	26.95
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2013	25.78	(.18)	8.47	8.29	—	—	—	34.07
2012	30.75	(.25)	(4.71)	(4.96)	—	(.01)	(.01)	25.78
2011	26.69	(.19)	6.58	6.39	—	(2.33)	(2.33)	30.75
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2013	26.19	(.06)	8.65	8.59	(.01)	—	(.01)	34.77
2012	31.13	(.10)	(4.81)	(4.91)	(.02)	(.01)	(.03)	26.19
2011	26.86	(.05)	6.65	6.60	—	(2.33)	(2.33)	31.13
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2013	26.49	.09	8.75	8.84	(.15)	—	(.15)	35.18
2012	31.52	— *	(4.85)	(4.85)	(.17)	(.01)	(.18)	26.49
2011	27.04	.33	6.48	6.81	—	(2.33)	(2.33)	31.52
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate(e)

33.17%	$7,056	1.93%		(.20)%	1.42%		.31%	358%
(15.58)	906	1.65		(.42)	1.43		(.19)	246
25.16	1,402	3.38		(1.63)	1.43		.32	200
17.42	368	4.70		(3.47)	1.44		.20	185
25.35	314	6.07	**	(3.41)**	1.45	**	1.22 **	49

32.20	144	2.70		(1.14)	2.17		(.61)	358
(16.16)	54	2.43		(1.22)	2.18		(.97)	246
24.20	453	4.85		(3.32)	2.18		(.65)	200
16.57	365	5.45		(4.21)	2.19		(.95)	185
25.10	313	6.82	**	(4.16)**	2.20	**	.46 **	49

32.83	624	2.22		(.77)	1.67		(.21)	358
(15.79)	463	1.89		(.61)	1.68		(.39)	246
24.86	458	4.35		(2.82)	1.68		(.15)	200
17.14	367	4.95		(3.71)	1.69		(.45)	185
25.25	313	6.33	**	(3.66)**	1.70	**	.97 **	49

33.48	26,975	1.72		(.26)	1.17		.29	358
(15.36)	19,107	1.39		(.20)	1.18		.01	246
25.46	28,697	2.05		.20	1.18		1.07	200
17.70	369	4.45		(3.22)	1.19		.05	185
25.45	314	5.83	**	(3.30)**	1.20	**	1.33 **	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	47

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Growth Fund (“Global Growth”) formerly Nuveen Santa Barbara Global Growth Fund, Nuveen Growth Fund (“Growth”) formerly Nuveen Santa Barbara Growth Fund and Nuveen International Growth Fund (“International Growth”) formerly Nuveen Santa Barbara International Growth Fund. (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.

On December 31, 2012, the Funds’ investment adviser converted from a Delaware corporation to a Delaware limited liability company. As a result, Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, LLC (the “Adviser”). There were no changes to the identities or roles of any personnel as a result of the change.

Effective March 1, 2013, there was an internal reorganization (the “Internal Reorganization”) of certain investment personnel and Fund management responsibilities between the Funds’ sub-adviser, Santa Barbara Asset Management, LLC (“Santa Barbara”), an affiliate of Nuveen, and Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser. In connection with the Internal Reorganization, NAM became the Funds’ sub-adviser and the Funds’ names changed as mentioned previously. There were no changes to the Funds’ investment objectives or policies. The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser entered into sub-advisory agreements with Santa Barbara and NAM, under which Santa Barbara, from August 1, 2012 through February 28, 2013, and NAM, beginning on March 1, 2013, managed the investment portfolios of the Funds.

Global Growth’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. and non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging market countries. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

International Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. equity securities. Although the Fund concentrates its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging market countries.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

48	Nuveen Investments

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the

Nuveen Investments	49

Notes to Financial Statements (continued)

security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stock	$4,920,041	$—	$—	$4,920,041
Short-Term Investments:
Repurchase Agreements	—	135,571	—	135,571
Total	$4,920,041	$135,571	$—	$5,055,612

Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stock	$32,262,911	$—	$—	$32,262,911
Short-Term Investments:
Repurchase Agreements	—	1,712,890	—	1,712,890
Total	$32,262,911	$1,712,890	$—	$33,975,801

International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stock	$32,783,537	$—	$—	$32,783,537
Short-Term Investments:
Repurchase Agreements	—	1,384,379	—	1,384,379
Total	$32,783,537	$1,384,379	$—	$34,167,916
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for

50	Nuveen Investments

investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments such as futures, options and swap contracts. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2013.

Nuveen Investments	51

Notes to Financial Statements (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Credit risk is generally higher when a non-exchange-traded financial instrument is involved because the counterparty for exchange-traded financial instruments is the exchange’s clearinghouse.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Global Growth
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	31,796	$838,084	573	$14,900
Class C	6,387	160,332	7,790	180,912
Class R3	—	—	—	—
Class I	75,079	2,192,914	36,113	799,442
Shares issued to shareholders due to reinvestment of distributions:
Class A	20	483	2,933	61,068
Class C	14	332	2,993	60,733
Class R3	27	646	2,858	58,992
Class I	79	1,943	2,808	58,936
	113,402	3,194,734	56,068	1,234,983
Shares redeemed:
Class A	(7)	(163)	(14,950)	(322,495)
Class C	(1,198)	(31,977)	(17,812)	(373,763)
Class R3	—	—	—	—
Class I	(2,592)	(68,925)	(1,335)	(30,547)
	(3,797)	(101,065)	(34,097)	(726,805)
Net increase (decrease)	109,605	$3,093,669	21,971	$508,178

52	Nuveen Investments

	Growth
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	547,147	$12,091,499	1,197,292	$24,083,883
Class C	104,514	2,275,099	59,166	1,180,810
Class R3	277	6,085	2,543	52,878
Class I	355,900	8,231,713	332,495	6,820,554
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,083	23,208	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	1,909	41,219	1,505	29,974
	1,010,830	22,668,823	1,593,001	32,168,099
Shares redeemed:
Class A	(622,316)	(13,680,774)	(1,057,963)	(21,189,824)
Class C	(23,903)	(533,265)	(55,205)	(1,043,084)
Class R3	(3,352)	(75,935)	—	—
Class I	(379,883)	(8,852,283)	(1,022,486)	(20,662,438)
	(1,029,454)	(23,142,257)	(2,135,654)	(42,895,346)
Net increase (decrease)	(18,624)	$(473,434)	(542,653)	$(10,727,247)

	International Growth
	Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount
Shares sold:
Class A	195,326	$6,628,123	8,678	$236,002
Class C	2,149	70,742	—	—
Class R3	511	15,903	5,098	140,231
Class I	101,639	3,199,934	47,784	1,233,766
Shares issued to shareholders due to reinvestment of distributions:
Class A	109	3,234	189	4,613
Class C	—	—	5	119
Class R3	9	256	18	434
Class I	3,750	111,520	4,756	116,892
	303,493	10,029,712	66,528	1,732,057
Shares redeemed:
Class A	(28,122)	(946,759)	(19,235)	(481,492)
Class C	—	—	(12,643)	(306,465)
Class R3	(272)	(7,644)	(2,138)	(58,277)
Class I	(59,854)	(1,874,155)	(241,847)	(6,168,419)
	(88,248)	(2,828,558)	(275,863)	(7,014,653)
Net increase (decrease)	215,245	$7,201,154	(209,335)	$(5,282,596)

5. Investment Transactions

Purchases and sales (excluding short-term investments, where applicable) during the fiscal year ended July 31, 2013, were as follows:

	Global Growth	Growth	International Growth
Purchases	$8,147,401	$19,507,385	$96,157,210
Sales	5,738,836	19,800,071	91,008,268

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Nuveen Investments	53

Notes to Financial Statements (continued)

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of July 31, 2013, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Global Growth	Growth	International Growth
Cost of investments	$4,547,242	$25,047,115	$31,182,516
Gross unrealized:
Appreciation	$565,366	$9,389,188	$3,822,403
Depreciation	(56,996)	(460,502)	(837,003)
Net unrealized appreciation (depreciation) of investments	$508,370	$8,928,686	$2,985,400

Permanent differences, primarily due to foreign currency reclassifications, adjustments for passive foreign investment companies and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2013, the Funds’ tax year end, as follows:

	Global Growth	Growth	International Growth
Capital paid-in	$—	$—	$70,612
Undistributed (Over-distribution of) net investment income	7,106	—	178,268
Accumulated net realized gain (loss)	(7,106)	—	(248,880)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2013, the Funds’ tax year end, were as follows:

	Global Growth	Growth	International Growth
Undistributed net ordinary income[1]	$193,686	$5,889	$270,141
Undistributed net long-term capital gains	127,650	189,511	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2013 and July 31, 2012, was designated for purposes of the dividends paid deduction as follows:

2013	Global Growth	Growth	International Growth
Distributions from net ordinary income[1]	$—	$82,921	$115,026
Distributions from net long-term capital gains[2]	3,404	—	—

2012	Global Growth	Growth	International Growth
Distributions from net ordinary income[1]	$124,996	$40,098	$134,830
Distributions from net long-term capital gains	116,791	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]

The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2013.

As of July 31, 2013, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term:

International Growth
Not subject to expiration:
Short-term losses	$592,044
Long-term losses	—
Total	$592,044

During the Funds’ tax year ended July 31, 2013, the following Funds utilized capital loss carryforwards as follows:

	Growth	International Growth
Utilized capital loss carryforwards	$2,027,866	$3,664,725

54	Nuveen Investments

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:

Growth
Post-October capital losses[3]	$—
Late-year ordinary losses[4]	55,496
[3]	Capital losses incurred from November 1, 2012 through July 31, 2013, the Fund’s tax year end.
[4]	Ordinary losses incurred from January 1, 2013 through July 31, 2013, and specified losses incurred from November 1, 2012 through July 31, 2013.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Effective March 1, 2013, in connection with the Internal Reorganization, NAM replaced Santa Barbara as the sub-adviser to the Funds. NAM is compensated for its services to the Funds from the management fees paid to the Adviser, which remain unchanged.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Global Growth Fund-Level Fee Rate	Growth Fund-Level Fee Rate	International Growth Fund-Level Fee Rate
For the first $125 million	.6500%	.5000%	.6500%
For the next $125 million	.6375	.4875	.6375
For the next $250 million	.6250	.4750	.6250
For the next $500 million	.6125	.4625	.6125
For the next $1 billion	.6000	.4500	.6000
For net assets over $2 billion	.5750	.4250	.5750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2013, the complex-level fee rate for each of these Funds was .1683%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Global Growth	1.200%	November 30, 2013	1.450%
Growth	1.000	November 30, 2013	1.400
International Growth	1.200	November 30, 2013	1.450

Nuveen Investments	55

Notes to Financial Statements (continued)

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended July 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Growth	Growth	International Growth
Sales charges collected (Unaudited)	$2,233	$34,657	$8,370
Paid to financial intermediaries (Unaudited)	2,086	30,525	7,666

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Growth	Growth	International Growth
Commission advances (Unaudited)	$1,374	$19,595	$2,617

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Global Growth	Growth	International Growth
12b-1 fees retained (Unaudited)	$740	$15,835	$629

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2013, as follows:

	Global Growth	Growth	International Growth
CDSC retained (Unaudited)	$40	$1,014	$1,500

As of July 31, 2013, Nuveen owned shares of the Funds as follows:

	Global Growth	Growth	International Growth
Class A Shares	2,345	—	—
Class C Shares	—	—	2,083
Class R3 Shares	17,347	2,125	14,732
Class I Shares	48,870	—	27,135

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities

In January 2013, Accounting Standards Update (ASU) 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced ASU 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact to the financial statements and footnote disclosures, if any.

9. Subsequent Events

Fiscal Year End Change

Effective August 1, 2013, Growth’s fiscal year end changed from July 31st to August 31st, as approved by the Fund’s Board of Trustees.

56	Nuveen Investments

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

Nuveen Investments	57

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

58	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

Nuveen Investments	59

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

60	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent

Nuveen Investments	61

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer

62	Nuveen Investments

Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Funds which did not exist for part of the foregoing time frame). This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Nuveen International Growth Fund (the “International Growth Fund”) had demonstrated generally favorable performance in comparison to peers, performing in the first quartile over various periods. In addition, they noted that the Nuveen Global Growth Fund (the “Global Growth Fund”) had satisfactory performance compared to its peers, performing in the second or third quartile over various periods. With respect to the Nuveen Growth Fund (the “Growth Fund”), the Independent Board Members observed that such Fund had lagged its peers and benchmarks over various periods. In this regard, the Growth Fund performed in the fourth quartile for the one-year period and third quartile for the three- and five-year periods and underperformed its benchmark for the one-, three- and five-year periods. Such Fund, however, outperformed its benchmark and was in the second quartile for the quarter ending March 31, 2013.

As described above, for funds with challenged performance, the Board considered and discussed the factors contributing to the results. In this regard, the Board noted certain changes to the investment personnel and sub-adviser to the Growth Fund. The Board is encouraged by these steps and will continue to monitor management’s progress on these issues in general and for the Growth Fund, in particular, as well as any further steps proposed or taken to address performance issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory, subject to the exception noted above.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Funds had net management fees and net expense ratios (including fee waivers and expense reimbursements) below their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used

64	Nuveen Investments

for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	65

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dow Jones Industrial Average: An average that tracks the performance of 30 large cap companies. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI World Index: A free float-adjusted market capitalization weighted index designed to track the equity market performance of developed markets. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Net Assets Value (NAV): The net market value of all securities held in a portfolio.

Net Assets Value (NAV) per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Russell 2000® Index: An index that measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

66	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Growth Fund	100%	100%
Nuveen International Growth Fund	0%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	67

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NAM2-0713P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	23,135	1,500	2,500	0
Nuveen Tradewinds Global All-Cap Fund	16,990	0	26,905	0
Nuveen Tradewinds International Value Fund	17,182	0	97,287	0
Nuveen Growth Fund	15,653	0	2,500	0
Nuveen Tradewinds Emerging Markets Fund	15,715	0	9,095	0
Nuveen Tradewinds Japan Fund	15,543	0	2,500	0
Nuveen Global Growth Fund	15,536	0	2,500	0
Nuveen Equity Long/Short Fund	15,531	0	0	0
Nuveen International Growth Fund	15,635	0	2,500	0
Nuveen Tradewinds Global Resources Fund	15,658	0	5,455	0
Nuveen Tradewinds Small-Cap Opportunities Fund	15,546	0	2,500	0
Nuveen Winslow Large-Cap Growth Fund	21,485	1,500	2,500	0
Nuveen Santa Barbara Global Dividend Growth Fund	15,537	0	2,500	0
Nuveen Santa Barbara International Dividend Growth Fund	15,531	0	0	0

Total	$234,677	$3,000	$158,742	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Nuveen Tradewinds International Value Fund	0%	0%	0%	0%
Nuveen Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Nuveen Tradewinds Japan Fund	0%	0%	0%	0%
Nuveen Global Growth Fund	0%	0%	0%	0%
Nuveen Equity Long/Short Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global Resources Fund	0%	0%	0%	0%
Nuveen Tradewinds Small-Cap Opportunities Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2012	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	18,500	0	2,940	0
Nuveen Tradewinds Global All-Cap Fund	23,787	0	19,507	0
Nuveen Tradewinds International Value Fund	20,827	0	54,779	0
Nuveen Growth Fund	14,746	0	2,940	0
Nuveen Tradewinds Emerging Markets Fund	15,161	0	6,584	0
Nuveen Tradewinds Japan Fund	14,622	0	0	0
Nuveen Global Growth Fund	14,608	0	0	0
Nuveen Equity Long/Short Fund	14,606	0	0	0
Nuveen International Growth Fund	14,702	0	2,940	0
Nuveen Tradewinds Global Resources Fund	15,362	0	5,640	0
Nuveen Tradewinds Small-Cap Opportunities Fund	14,608	0	0	0
Nuveen Winslow Large-Cap Growth Fund	18,383	0	3,940	0
Nuveen Santa Barbara Global Dividend Growth Fund	10,475	0	0	0
Nuveen Santa Barbara International Dividend Growth Fund	10,475	0	0	0

Total	$220,862	$0	$99,270	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Nuveen Tradewinds International Value Fund	0%	0%	0%	0%
Nuveen Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Emerging Markets Fund	0%	0%	0%	0%
Nuveen Tradewinds Japan Fund	0%	0%	0%	0%
Nuveen Global Growth Fund	0%	0%	0%	0%
Nuveen Equity Long/Short Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Tradewinds Global Resources Fund	0%	0%	0%	0%
Nuveen Tradewinds Small-Cap Opportunities Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended July 31, 2013	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended July 31, 2012	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended July 31, 2013	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,500	0	0	2,500
Nuveen Tradewinds Global All-Cap Fund	26,905	0	0	26,905
Nuveen Tradewinds International Value Fund	97,287	0	0	97,287
Nuveen Growth Fund	2,500	0	0	2,500
Nuveen Tradewinds Emerging Markets Fund	9,095	0	0	9,095
Nuveen Tradewinds Japan Fund	2,500	0	0	2,500
Nuveen Global Growth Fund	2,500	0	0	2,500
Nuveen Equity Long/Short Fund	0	0	0	0
Nuveen International Growth Fund	2,500	0	0	2,500
Nuveen Tradewinds Global Resources Fund	5,455	0	0	5,455
Nuveen Tradewinds Small-Cap Opportunities Fund	2,500	0	0	2,500
Nuveen Winslow Large-Cap Growth Fund	2,500	0	0	2,500
Nuveen Santa Barbara Global Dividend Growth Fund	2,500	0	0	2,500
Nuveen Santa Barbara International Dividend Growth Fund	0	0	0	0

Total	$158,742	$0	$0	$158,742

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended July 31, 2012	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,940	0	0	2,940
Nuveen Tradewinds Global All-Cap Fund	19,507	0	0	19,507
Nuveen Tradewinds International Value Fund	54,779	0	0	54,779
Nuveen Growth Fund	2,940	0	0	2,940
Nuveen Tradewinds Emerging Markets Fund	6,584	0	0	6,584
Nuveen Tradewinds Japan Fund	0	0	0	0
Nuveen Global Growth Fund	0	0	0	0
Nuveen Equity Long/Short Fund	0	0	0	0
Nuveen International Growth Fund	2,940	0	0	2,940
Nuveen Tradewinds Global Resources Fund	5,640	0	0	5,640
Nuveen Tradewinds Small-Cap Opportunities Fund	0	0	0	0
Nuveen Winslow Large-Cap Growth Fund	3,940	0	0	3,940
Nuveen Santa Barbara Global Dividend Growth Fund	0	0	0	0
Nuveen Santa Barbara International Dividend Growth Fund	0	0	0	0

Total	$99,270	$0	$0	$99,270

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: October 4, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: October 4, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: October 4, 2013